SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Under Rule 14a-12

SilverBow Resources, Inc.

(Name of Registrant as Specified in Its Charter)

KEF Investments, LP

KEF Fund V Investments, LP

Kimmeridge Energy Management Company, LLC

Benjamin Dell

Alexander Inkster

Neda Jafar

Denis Laloy

Noam Lockshin

Henry Makansi

Neil McMahon

Douglas E. Brooks

Carrie M. Fox

Katherine L. Minyard

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 1, 2024, Kimmeridge Energy Management Company, LLC issued a press release (the “Press Release”), which included an open letter to shareholders (the “Letter”) of SilverBow Resources, Inc., and published certain materials to its website, www.Kimmeridge.com/sbow/ (the “Website”), including the supplemental presentation (the “Supplemental Presentation”) described in the Letter. A copy of the Press Release, including the Letter, is filed herewith as Exhibit 1, a copy of the Supplemental Presentation is filed herewith as Exhibit 2 and additional information posted to the Website is filed herewith as Exhibit 3, Exhibit 4, and Exhibit 5. Additional data regarding the wells can be found on the Website at https://www.Kimmeridge.com/sbow/.

Exhibit 1

Kimmeridge Issues Open Letter to SilverBow Shareholders

Remains ready to engage in good faith negotiations with SilverBow towards value-enhancing combination

Publishes comprehensive financial and operational data on KTG to support shareholders in analyzing Kimmeridge’s proposal

SilverBow made no contact with Kimmeridge before rejecting the March 13 proposal, and then claimed SilverBow needs more information to effectively evaluate the transaction

SilverBow prioritizes launch of highly misleading PR campaign and Board / management entrenchment rather than undertaking actions in the best interests of shareholders

NEW YORK and DENVER, April 1, 2024 – Kimmeridge, an alternative asset manager focused on the energy sector and the largest shareholder of SilverBow Resources (“SilverBow”) holding 12.9% of outstanding shares, today issued an open letter to shareholders highlighting SilverBow’s lack of engagement following Kimmeridge’s March 13 proposal to combine Kimmeridge Texas Gas (“KTG”) and SilverBow. Kimmeridge is also making available supplemental financial and operational information about KTG to support shareholders as they analyze the combination and the value it will deliver.

Kimmeridge also filed preliminary proxy materials with the Securities and Exchange Commission regarding its nomination of three highly-qualified, independent directors to SilverBow’s Board of Directors for election at its 2024 annual shareholder meeting.

Additional information regarding Kimmeridge’s proposal and KTG’s asset base can be found at www.Kimmeridge.com/sbow/.

The full text of Kimmeridge’s letter to SilverBow shareholders is included below.

***

Fellow Shareholders,

On March 13, 2024, Kimmeridge delivered a financed, premium proposal to combine Kimmeridge Texas Gas (“KTG”) and SilverBow Resources (“SilverBow" or the “Company”), with an associated $500 million equity investment. The combination would create a preeminent pure-play Eagle Ford shale operator with an estimated enterprise value of approximately $3.6 billion. The accretive transaction offers SilverBow shareholders a unique opportunity to participate in the compelling upside of a larger and more resilient company that is uniquely positioned to drive growth and lead the next phase of consolidation in the Eagle Ford. Unfortunately, weeks have passed and SilverBow has done little to genuinely evaluate this offer.

SilverBow’s Misleading Claims Regarding Its Engagement

It is important for shareholders to be aware of the gross mischaracterizations contained in SilverBow’s press releases and solicitation materials regarding our most recent engagement with the Company – as it speaks to their lack of credibility.

As SilverBow stated in its solicitation materials, on February 21 Kimmerige met with the SilverBow Board of Directors (the “Board”) and presented several options to address the Company’s track record of underperformance. This presentation emphasized the importance of scale to the Company’s long-term performance and suggested eight different potential strategic transactions the Company could pursue to establish a foundation for long-term value creation. One of the presented options was Kimmeridge’s currently announced proposal for a combination with KTG and the associated capital injection.

During this meeting, we were asked by a SilverBow director whether Kimmeridge would put a proposal in writing, to which we responded affirmatively. Following that meeting, on February 26, SilverBow CEO Sean Woolverton called to thank us for the meeting. He claimed that the Board was “open to proposals”, and requested a formal proposal for a combination with KTG with confirmation of financing – details conspicuously absent from the description of our engagement in SilverBow's letters to shareholders and SEC filings.

To our surprise on March 1, and prior to our submission of any formal proposal, SilverBow filed a letter to shareholders misrepresenting the historical discussions with Kimmeridge. In our desire to have a constructive dialogue, and hope that the Board was open to considering the best interests of shareholders, we chose to ignore the tone and inaccuracies contained in that filing and formally submitted the requested proposal on March 13 (the “March 13 Proposal”).

In the two weeks that followed, none of SilverBow’s management team, Board or advisors made any outreach to Kimmeridge or our representatives. Likewise, no one requested access to our pre-populated data room, the draft merger agreement or asked any diligence questions that could have permitted the Board and its advisors to properly evaluate the March 13 Proposal. Other shareholders communicated to us that SilverBow claimed to have been engaging with Kimmeridge during this time period – that is completely false.

We received no communication from SilverBow until after the Company filed its proxy and associated inaccurate press release on March 28. Hours later, SilverBow’s CEO sent a letter to Kimmeridge rejecting our proposal and also asking for additional information on KTG, which they could have requested at any time in the preceding weeks, and which we are today gladly providing to the market.

SilverBow’s Incumbent Board & Management Strategy

We are puzzled that the Board rejected the March 13 Proposal before evaluating it in an informed manner. In light of the Company’s lack of engagement, we cannot help but question the Board’s commitment to pursuing the best interests of shareholders. At this point, it appears that the Board and management team are singularly focused on fighting Kimmeridge – at all times and at all costs. Their strategy is to entrench themselves – while summarily rejecting compelling proposals and denying shareholders the right to fiduciaries who will independently analyze opportunities to maximize long-term value.

We have submitted a highly compelling, accretive and credit enhancing premium proposal. Since that time, we have heard from other shareholders regarding their belief in the merits of a combination with KTG, and stand ready to engage in good faith negotiations with the Company. Unfortunately, SilverBow has taken a different course.

Since our February 21 meeting, the Board has dedicated vast resources towards:

•	Filing a preliminary proxy statement renominating the same incumbent directors;
•	Undertaking a defensive and minimal refreshment of the Board;
•	Launching a misleading PR campaign; and
•	Summarily rejecting our proposal – without conducting necessary due diligence or engagement

It is no surprise that SilverBow’s share price declined on March 28 following the Board’s rejection of our March 13 Proposal – a day when the Dow Jones Industrial Average hit a record high and virtually every other oil & gas company’s share price was up significantly.

We believe that a strong majority of shareholders support authentic engagement and would vote in favor of the March 13 Proposal if the incumbent Board didn’t stand in the way. In our view, the Board and management’s desire to maintain the status quo (including their positions and compensation) prevents the Board from presenting this value-creating transaction to shareholders.

KTG’s High Quality Asset Base

Today we are making available all the information that SilverBow has just requested and more. Shareholders can visit www.Kimmeridge.com/sbow/ to access this information, containing additional detail on KTG’s financials and asset base, including well data, operating statistics and inventory maps. We were prepared to share this data with SilverBow earlier in our pre-populated data room, had they requested it before rejecting the March 13 Proposal.

We suspect SilverBow will do little with the data apart from use it to justify their own inaction. However, by publishing the data, shareholders, whose opinions we believe should be heard, will be able to directly compare KTG’s assets with those of SilverBow. We hope that SilverBow will publicly disclose the same level of information about its finances and operations.

To briefly summarize, the data set includes the following:

•	A comparative analysis of well performance based on public data, indicating that KTG’s wells have consistently outperformed SilverBow on an EUR per barrel of oil equivalent basis utilizing both a 6:1 conversion, and a 20:1 conversion for natural gas. Kimmeridge has also provided proprietary data on recent wells to the end of February showing that this performance gap has continued and expanded.

•	Line by line responses to SilverBow’s diligence request – investors can clearly compare KTG’s performance metrics vs SilverBow.

•	Current production information. Since the startup of the recent Apollo pad in Karnes County, KTG’s net production is now 374 MMcfe/d (80% gas / 11% oil / 9% NGL).

•	Detailed cost data for the existing asset base. KTG’s estimated operating costs for 2024 are $0.44/Mcfe for LOE and taxes, $0.36/Mcfe for GP&T and $0.15/Mcfe for G&A. KTG’s estimated drilling and completion costs for 2024 are respectively $223/md ft and $645/CLAT.

•	Inventory Analysis. Since the formation of KTG in 2022, Kimmeridge has increased its leasehold organically and through acquisition – more than doubling production and acreage – with peer-leading expertise in drilling deep gas wells.

•	A copy of the Board’s letter to Kimmeridge, dated March 28, 2024. Shareholders can consider the Board’s artful use of language to describe their failure to make any attempt at a good-faith evaluation of our proposal prior to rejecting it.

The Path Ahead

Kimmeridge believes that its highly-compelling March 13 Proposal is the best opportunity to maximize value for all SilverBow stakeholders. To that end, we would bring our deep operational, financial and transactional expertise to bear on behalf of the combined company – working collaboratively to position the new company for consolidation and related measures to unlock its significant value potential for all. Kimmeridge would also install best-in-class governance and executive compensation practices that limit the existing management team’s ability to use owners’ capital for their personal enrichment irrespective of performance.

We are confident that our accretive, credit-enhancing transaction presents all SilverBow shareholders with a unique opportunity to participate in the compelling upside of a larger and more resilient company that is uniquely positioned to drive growth and lead the next phase of consolidation in the Eagle Ford.

Should the Board continue to stonewall, mislead investors, and fail to provide all SilverBow shareholders the full benefit of independent oversight of the management team and assessment of the March 13 Proposal, then we believe the best path forward will be for SilverBow shareholders to elect our three, independent, highly-qualified, nominees to the Board. This will ensure that all paths to value creation for the Company are fully and fairly analyzed.

Our nominees are not associated with Kimmeridge, KTG or the March 13 Proposal. Rather, they are highly skilled independent directors, with a commitment to executing their fiduciary duties – not job preservation. They will evaluate all proposals on a comparable basis and make decisions that are in the best interests of all shareholders.

As we move forward, we will continue to be fully transparent with all shareholders and encourage you to review our materials.

It is our hope that the Board reverses course and starts engaging in a constructive dialogue around our value-enhancing proposal.

Thank you,

Ben Dell, Co-Founder and Managing Partner of Kimmeridge

Additional information

Additional information regarding Kimmeridge’s proposal and KTG’s asset base, including SilverBow’s March 28 letter to Kimmeridge, can be found at www.Kimmeridge.com/sbow/.

About Kimmeridge

Founded in 2012 by Ben Dell, Dr. Neil McMahon and Henry Makansi, Kimmeridge is an alternative asset manager focused on the energy sector. The firm is differentiated by its direct investment approach, deep technical knowledge, active portfolio management, proven sustainability track record and proprietary research and data gathering.

Media

Daniel Yunger / Anntal Silver / Emma Cloyd

Kekst CNC
Kekst-KTG@kekstcnc.com

Investors

John Ferguson

Saratoga Proxy Consulting LLC

jferguson@saratogaproxy.com

(212) 257-1311

Cautionary Statement Regarding Forward-Looking Statements

This press release does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to any person. The information herein contains "forward-looking statements". Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "potential," "targets," "forecasts," "seeks," "could," "should" or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct or that any of the objectives, plans or goals stated herein will ultimately be undertaken or achieved. If one or more of such risks or uncertainties materialize, or if Kimmeridge underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Kimmeridge that the future plans, estimates or expectations contemplated will ever be achieved.

Important Information

KEF Investments, LP ("KEF Investments"), KEF Fund V Investments, LP ("KEF Fund V"), Kimmeridge Energy Management Company, LLC ("KEMC"), Benjamin Dell, Alexander Inkster, Neda Jafar, Denis Laloy, Noam Lockshin, Henry Makansi, Neil McMahon, Douglas E. Brooks, Carrie M. Fox and Katherine L. Minyard (all of the foregoing, collectively, the "Participants") intend to file a definitive proxy statement and accompanying proxy card (the "Proxy Statement") with the Securities and Exchange Commission (the "SEC") to be used to solicit proxies in connection with the 2024 annual meeting of shareholders (the "Annual Meeting") of SilverBow Resources, Inc. (the "Company").  Shareholders of the Company are advised to read the definitive proxy statement and other documents related to the solicitation of proxies with respect to the Company by the Participants as they become available because they will contain important information.  They will be made available at no charge on the SEC's website, https://www.sec.gov/.

KEMC may be deemed to "beneficially own" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) 3,281,356 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") (including 100 shares held in record name by each of KEF Investments and KEF Fund V).  None of the other Participants beneficially own any securities of the Company.

On March 13, 2024, KEMC delivered to the Company's Board a non-binding proposal to merge Kimmeridge Texas Gas, LLC with the Company's existing assets and inject $500M of fresh equity capital in exchange for shares of the combined public company at a price of $34 per share of Common Stock.

Exhibit 2

Kimmeridge Texas Gas Supplemental Data Release April 2024

2 KTG SBOW Key Reports & Capitalization 2023 Audited Financials Will be made available on completion Filed 2/29/2024 Third Party Audited Reserve Report Published here Summary disclosed; full report undisclosed Capital Structure 1 Equity ($MM) $1,100 $884 Net Debt ($MM) $246 $1,221 Enterprise Value ($MM) $1,346 $2,105 Revolving Credit Facility Terms $375MM Total Capacity ($255MM drawn); 9.0% Rate $1,200MM Total Capacity ($722MM drawn); 8.9% Rate Preferred / Other Debt Instrument Terms None EIG 2L $500MM; 13.1% Rate 2024E Financial Metrics at Consensus Pricing ($MM) 2 EBITDA $406 $785 D&C Capex $496 $441 Free Cash Flow ($132) $220 Levered Free Cash Flow ($160) $86 NTM 7/1/2024E Metrics at Consensus Pricing ($MM) 2 EBITDA $497 $790 D&C Capex $463 $485 Free Cash Flow ($12) $176 Levered Free Cash Flow ($42) $45 Production Volumes ( MMcfe /d) Current (as of 3/26/2024) 374 Undisclosed 1Q24 Estimate 314 539 FY 2024E 375 536 2024E Operating Costs & Expenses 3 LOE ($/Mcfe) $0.23 $0.65 GP&T ($/ Mcfe ) $0.36 $0.80 Production Taxes (% of Revenue) 5.8% 6.5% Total Operating Expenses ($/ Mcfe ) $0.80 $1.83 G&A ($MM) $20 $22 Summary Diligence Responses

3 KTG SBOW Gross Remaining Locations 1 Webb 589 168 STS 88 60 W. LaSalle – 28 S. LaSalle - McMullen 68 3 E. McMullen 74 39 N. McMullen - Atascosa – 159 N.E. San Marcos – 96 Karnes – – CHK Acquired – 227 Total Locations 819 780 Well Data Average Undeveloped WI/NRI 92% WI / 69% NRI Undisclosed 2024 Drilling Program: Locations by Type Curve West Retama LEF 2 Undisclosed West Ellen/Retama LEF 4 Undisclosed West SE Ellen/Retama LEF 4 Undisclosed West BFM/AIG LEF 10 Undisclosed West Retama AC 2 Undisclosed West Downdip AC 12 Undisclosed East STS DG LEF 6 Undisclosed East STS WG LEF 3 Undisclosed East Ray Ranch LEF 6 Undisclosed East Ryan Island LEF 2 Undisclosed East Mzyk LEF 6 Undisclosed 2025 Rig Cadence 2.5 - 3 Rigs Undisclosed Midstream Contract Summary To disclose under NDA SBOW have not made available to Kimmeridge Updated Hedge Summary Please see p. 9 Publicly available as of 2/28/2024 Summary Diligence Responses (Cont.) Source: Kimmeridge, public filings, Bloomberg. 1 Reflects Kimmeridge analysis.

4 Based on public data from Enverus, KTG wells compare very favorably on EUR 1 to SBOW wells in 2022 and 2023, even adjusted for a 20:1 oil to gas ratio. This dataset covers wells across all hydrocarbon phase windows. EURe / ft Comp BOE 20:1 (Public Data) EURe / ft Comp BOE 6:1 (Public Data) SBOW and KTG Well Performance Comparison Source: Enverus 1 EUR = Estimated Ultimate Recovery 0 40 80 120 160 200 240 2018 2019 2020 2021 2022 2023 EURe/ft SBOW EURe/ft 6:1 KTG EURe/ft 6:1 0 10 20 30 40 50 60 70 2018 2019 2020 2021 2022 2023 EURe/ft SBOW EURe/ft 20:1 KTG EURe/ft 20:1

5 Based on public data from Enverus and up - to - date internal KTG data , KTG wells clearly compare very favorably to SBOW wells on EUR 1 in 2022 and 2023, even adjusted for a 20:1 oil to gas ratio. This dataset covers wells across all hydrocarbon phase windows. EURe / ft Comp BOE 20:1 (KTG Internal ) EURe / ft Comp BOE 6:1 (KTG Internal ) SBOW and KTG Well Performance Comparison (Cont.) Source: Enverus , KTG internal data 1 EUR = Estimated Ultimate Recovery 0 40 80 120 160 200 240 2018 2019 2020 2021 2022 2023 EURe /ft SBOW EURe/ft 6:1 KTG EURe/ft 6:1 0 10 20 30 40 50 60 70 2018 2019 2020 2021 2022 2023 EURe /ft SBOW EURe/ft 20:1 KTG EURe/ft 20:1 ~26% KTG 2023 private data uplift ~26% KTG 2023 private data uplift

6 KTG has an estimated inventory of 412 Lower Eagle Ford wells and 38 Olmos wells. KTG Eagle Ford and Olmos Inventory Source: Kimmeridge estimates, GeoEdges , Enverus

7 KTG has an estimated inventory of 369 Austin Chalk wells. KTG Austin Chalk Inventory Source: Kimmeridge estimates, GeoEdges , Enverus

8 The combined asset would represent the largest public pure - play Eagle Ford gas operator. KTG and SBOW Acreage Today (March 2024) Source: Enverus, EIA, Kimmeridge. Kimmeridge SBOW Fluid Windows Black Oil Condensate Dry Gas Volatile Oil Wet Gas MEXICO TX NM Texas

9 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 (3 months) (3 months) (3 months) (3 months) (3 months) (3 months) (3 months) (3 months) (3 months) (3 months) (3 months) (3 months) NYMEX HH Gas Swaps Gas (MMBtu/d) 74,451 145,000 145,000 65,435 16,889 30,000 30,000 19,891 60,333 70,000 70,000 70,000 Wt. Avg. Price $2.96 $3.08 $3.23 $3.18 $3.16 $3.56 $3.75 $4.01 $4.46 $3.45 $3.68 $4.10 Collars Gas (MMBtu/d) 10,000 10,000 10,000 10,000 50,000 50,000 50,000 50,000 – – – – Wt. Avg. Ceiling $6.19 $6.19 $6.19 $6.19 $4.76 $4.76 $4.76 $4.76 – – – – Wt. Avg. Floor $4.25 $4.25 $4.25 $4.25 $3.50 $3.50 $3.50 $3.50 – – – – HSC Fixed Swaps Gas (MMBtu/d) 82,418 – – 82,880 138,111 125,000 125,000 135,109 239,667 130,000 130,000 130,000 Wt. Avg. Price $3.87 – – $3.61 $4.22 $3.17 $3.43 $3.81 $4.25 $3.73 $3.81 $3.90 NYMEX WTI Oil Swaps Oil (Bbls/d) – 11 11 – 966 900 834 800 – – – – Wt. Avg. Price – $71.85 $71.20 – $71.64 $71.15 $70.24 $70.00 – – – – Collars Oil (Bbls/d) 2,234 1,900 1,701 1,534 – – – – – – – – Wt. Avg. Ceiling $82.88 $79.38 $76.54 $74.21 – – – – – – – – Wt. Avg. Floor $70.00 $70.00 $70.00 $70.00 – – – – – – – – KTG Standalone Hedging Summary Source: Kimmeridge

10 This presentation is for discussion and general informational purposes only and is not meant to be relied upon in making any investment or other decision . The views expressed herein represent the opinions of Kimmeridge Energy Management Company, LLC and its principals and affiliates (“Kimmeridge”) as of the date hereof and are subject to change . In addition, this presentation should not be deemed or construed to constitute an offer to sell or a solicitation of any offer to buy any security described herein in any jurisdiction to any person, nor should it be deemed as investment advice or a recommendation to purchase or sell any specific security . All of the information and data included in this presentation regarding SBOW is based on publicly available information such as financial statements, presentations, press releases and other publicly available information . Kimmeridge principals and employees have performed the analysis and reviews of the such data and information independently . However, it is possible that others could disagree and conduct analysis that leads to different results . We reserve the right to change any of the opinions and views set out in this presentation as we deem appropriate and without any obligation to make market updates or notifications either through public filings or on our or any website . Certain data and analysis presented herein is based on or derived from filings made by SBOW with the U . S . Securities and Exchange Commission (SEC) or other regulatory agencies or from third party reports or analysis and Kimmeridge is not responsible or liable for any information obtained from SEC filings or third parties . The information set out in this presentation has not been prepared or calculated in accordance with U . S . generally accepted accounting principles (GAAP) and has not been audited by an independent registered public accounting firm . There can be no assurance that any of the recommendations proposed by Kimmeridge will actually yield the planned results if implemented either in whole or in part . This presentation and the information set out herein is not intended to predict any particular financial result, trading price or market value of the equity securities of any company including SBOW . The ideas and analysis in this presentation are for informational purposes only and are in no way a guarantee that any particular financial result or performance will be obtained and this information should not be relied upon to indicate as such . This presentation contains ideas, analysis and proposals that are the result of reasonable assumptions used by Kimmeridge as of the date of this presentation . SBOW’s performance, including financial results and share price performance, may differ materially from the estimates and analysis set out in this presentation . The information contained herein reflects projections, market outlooks, assumptions, opinions and estimates made by Kimmeridge as of the date hereof and therefore such information may be deemed to constitute forward - looking statements which are subject to change without notice at any time . Such forward - looking statements may be based on certain assumptions and may involve certain risks and uncertainties, including risks and changes affecting industries generally and SBOW and KTG specifically . Given the inherent uncertainty of projections and forward - looking statements, investors should be aware that actual results may differ materially from the projections and other forward - looking statements contained herein due to reasons that may or may not be foreseeable . While the information presented herein is believed to be reliable, no representation or warranty is made concerning the accuracy of any data presented, the information or views contained herein, nor concerning any forward - looking statements . All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and Kimmeridge’s use herein does not imply an affiliation with, or endorsement by, the owners of these services marks, trademarks and trade names or the goods and services sold or offered by such owners . Kimmeridge is an independent investment advisor, and its opinions in this presentation are not those of SBOW and have not been authorized, sponsored or otherwise approved by SBOW . Important Information KEF Investments, LP (“KEF Investments”), KEF Fund V Investments, LP (“KEF Fund V”), Kimmeridge Energy Management Company, LLC (“ KEMC”), Benjamin Dell, Alexander Inkster, Neda Jafar, Denis Laloy, Noam Lockshin, Henry Makansi, Neil McMahon, Douglas E. Brooks, Carrie M. Fox and Katherine L. Minyard (all of the fore goi ng, collectively, the “Participants”) intend to file a definitive proxy statement and accompanying proxy card (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) to be used to sol ici t proxies in connection with the 2024 annual meeting of shareholders (the “Annual Meeting”) of SilverBow Resources, Inc. (the “Company”). Shareholders of the Company are advised to read the definiti ve proxy statement and other documents related to the solicitation of proxies with respect to the Company by the Participants as they become available because they will contain important information. Th ey will be made available at no charge on the SEC’s website, https://www.sec.gov/ . KEMC may be deemed to “beneficially own” (within the meaning of Rule 13d - 3 under the Securities Exchange Act of 1934) 3,281,356 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) (including 100 shares held in record name by each of KEF Investments and KEF Fund V). None of the other Part ici pants beneficially own any securities of the Company. Additionally, on March 13, 2024, KEMC delivered to the Company’s Board of Directors a non - binding proposal to merge Kimmeridge T exas Gas, LLC with the Company’s existing assets and inject $500M of fresh equity capital in exchange for shares of the combined public company at a price of $34 per share of Common Stock. Disclaimer

11 Cautionary Statement Regarding Forward - Looking Statements This presentation does not constitute an offer to sell or solicitation of an offer to buy any of the securities described her ein in any state to any person. The information herein contains “forward - looking statements”. Specific forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward - looking. Forward - looking statements are subject t o various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct or that any of the objectives, plans or goals stated herein wi ll ultimately be undertaken or achieved. If one or more of such risks or uncertainties materialize, or if Kimmeridge underlying assumptions prove to be incorrect, the actual results may vary materially from outco mes indicated by these statements. Accordingly, forward - looking statements should not be regarded as a representation by Kimmeridge that the future plans, estimates or expectations contemplated will ever be ach ieved. Disclaimer

Exhibit 3

KTG V SBOW Plots

All Assets 1 - S.TX Dry Gas - 20 40 60 80 100 120 140 160 180201820192020202120222023EURe/ftEUR/ft Comp 6:1 (Public)SBOW EURe/ft 6:1KTG EURe/ft 6:1 - 10 20 30 40 50 60201820192020202120222023EURe/ftEUR/ft Comp 20:1 (Public)SBOW EURe/ft 20:1KTG EURe/ft 20:1 - 10 20 30 40 50 6020172018201920202021202220232024IP/ftIP/ft BOE 6:1 (Public)SBOW IP90/ftSBOW IP180/ftSBOW IP360/ftKTG IP90/ftKTG IP180/ftKTG IP360/ft - 2 4 6 8 10 12 14 16 18 2020172018201920202021202220232024IP/ftIP/ft BOE 20:1 (Public)SBOW IP90/ftSBOW IP180/ftSBOW IP360/ftKTG IP90/ftKTG IP180/ftKTG IP360/ft - 50 100 150 200 250201820192020202120222023EURe/ftEUR/ft Comp BOE 6:1 (KTG Internal)SBOW EURe/ft 6:1KTG EURe/ft 6:1 - 10 20 30 40 50 60 70201820192020202120222023EURe/ftEUR/ft Comp BOE 20:1 (KTG Internal)SBOW EURe/ft 20:1KTG EURe/ft 20:1 - 10 20 30 40 50 6020172018201920202021202220232024IP/ftIP/ft BOE 6:1 (KTG Internal)SBOW IP90/ftSBOW IP180/ftSBOW IP360/ftKTG IP90/ftKTG IP180/ftKTG IP360/ft - 2 4 6 8 10 12 14 16 18 2020172018201920202021202220232024IP/ftIP/ft BOE 20:1 (KTG Internal)SBOW IP90/ftSBOW IP180/ftSBOW IP360/ftKTG IP90/ftKTG IP180/ftKTG IP360/ft050100150200250201820192020202120222023EURe/ftEUR/ft Comp 6:1 (Public)SBOW EURe/ft 6:1KTG EURe/ft 6:1010203040506070201820192020202120222023EURe/ftEUR/ft Comp 20:1 (Public)SBOW EURe/ft 20:1KTG EURe/ft 20:101020304050607020172018201920202021202220232024IP/ftIP/ft BOE 6:1 (Public)SBOW IP90/ftSBOW IP180/ftSBOW IP360/ftKTG IP90/ftKTG IP180/ftKTG IP360/ft0246810121416182020172018201920202021202220232024IP/ftIP/ft BOE 20:1 (Public)SBOW IP90/ftSBOW IP180/ftSBOW IP360/ftKTG IP90/ftKTG IP180/ftKTG IP360/ft050100150200250201820192020202120222023EURe/ftEUR/ft Comp BOE 6:1 (KTG Internal)SBOW EURe/ft 6:1KTG EURe/ft 6:1010203040506070201820192020202120222023EURe/ftEUR/ft Comp BOE 20:1 (KTG Internal)SBOW EURe/ft 20:1KTG EURe/ft 20:101020304050607020172018201920202021202220232024IP/ftIP/ft BOE 6:1 (KTG Internal)SBOW IP90/ftSBOW IP180/ftSBOW IP360/ftKTG IP90/ftKTG IP180/ftKTG IP360/ft0246810121416182020172018201920202021202220232024IP/ftIP/ft BOE 20:1 (KTG Internal)SBOW IP90/ftSBOW IP180/ftSBOW IP360/ftKTG IP90/ftKTG IP180/ftKTG IP360/ft

Maps Comparison Decoder

Comparison Area1 - S.TX Dry Gas2 - Atascosa & Karnes Oil3 - McMullen & La Salle Condensate / Wet Gas4 - McMullen & La Salle Dry Gas

Metric Summary

All AssetsSBOW Median (Public)YearWell CountEURe/ft 6:1 (boe/ft)EURe/ft 20:1 (boe/ft)IP90 6:1 per ft (boe/ft)IP180 per ft 6:1 (boe/ft)IP360 per ft 6:1 (boe/ft)IP90 20:1 per ft (boe/ft)IP180 per ft 20:1 (boe/ft)IP360 per ft 20:1 (boe/ft)201813389497132259142019958250916255101620204349347132048122021439248111927510162022591184991829591520235370467131951018All4368848815255915KTG Median (Public)YearWell CountEURe/ft 6:1 (boe/ft)EURe/ft 20:1 (boe/ft)IP90 6:1 per ft (boe/ft)IP180 per ft 6:1 (boe/ft)IP360 per ft 6:1 (boe/ft)IP90 20:1 per ft (boe/ft)IP180 per ft 20:1 (boe/ft)IP360 per ft 20:1 (boe/ft)20180201902020020210202244144511631526111720231516349122748KTG Median (KTG Internal)YearWell CountEURe/ft 6:1 (boe/ft)EURe/ft 20:1 (boe/ft)IP90 6:1 per ft (boe/ft)IP180 per ft 6:1 (boe/ft)IP360 per ft 6:1 (boe/ft)IP90 20:1 per ft (boe/ft)IP180 per ft 20:1 (boe/ft)IP360 per ft 20:1 (boe/ft)20180201902020020210202244192661834537121820232120662173059Dynamic Comparison*NAs are intentional to avoid plotting where data is absent*Comparison AreaFlag1 - S.TX Dry Gas1SBOW Median (Public)YearWell CountEURe/ft 6:1 (boe/ft)EURe/ft 20:1 (boe/ft)IP90 6:1 per ft (boe/ft)IP180 per ft 6:1 (boe/ft)IP360 per ft 6:1 (boe/ft)IP90 20:1 per ft (boe/ft)IP180 per ft 20:1 (boe/ft)IP360 per ft 20:1 (boe/ft)2018231875616304859142019171805415335351016202072086221365561116202112196591733555101720222222267152649481520234#N/A#N/A13#N/A#N/A4#N/A#N/AAll85188561530535916KTG Median (Public)YearWell CountEURe/ft 6:1 (boe/ft)EURe/ft 20:1 (boe/ft)IP90 6:1 per ft (boe/ft)IP180 per ft 6:1 (boe/ft)IP360 per ft 6:1 (boe/ft)IP90 20:1 per ft (boe/ft)IP180 per ft 20:1 (boe/ft)IP360 per ft 20:1 (boe/ft)20180#N/A#N/A#N/A#N/A#N/A#N/A#N/A#N/A20190#N/A#N/A#N/A#N/A#N/A#N/A#N/A#N/A20200#N/A#N/A#N/A#N/A#N/A#N/A#N/A#N/A20210#N/A#N/A#N/A#N/A#N/A#N/A#N/A#N/A2022191564718365751117202312208621227#N/A48#N/AKTG Median (KTG Internal)YearWell CountEURe/ft 6:1 (boe/ft)EURe/ft 20:1 (boe/ft)IP90 6:1 per ft (boe/ft)IP180 per ft 6:1 (boe/ft)IP360 per ft 6:1 (boe/ft)IP90 20:1 per ft (boe/ft)IP180 per ft 20:1 (boe/ft)IP360 per ft 20:1 (boe/ft)20180#N/A#N/A#N/A#N/A#N/A#N/A#N/A#N/A20190#N/A#N/A#N/A#N/A#N/A#N/A#N/A#N/A20200#N/A#N/A#N/A#N/A#N/A#N/A#N/A#N/A20210#N/A#N/A#N/A#N/A#N/A#N/A#N/A#N/A2022192206623406171218202317207621931#N/A69#N/A

Maps

SBOW 2018+KTG 2022+

Wells Intersect for Comp. Areas

API	Well Name	State	County	Enverus Operator	COMPARRISON AREA	PHASE WINDOW	KIMMERIDGE TC AREA	API 10	Comparison Area
42479438720000	OCHO MDL A 1H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247943872	1 - S.TX Dry Gas
42479438729000	OCHO MDL A 1H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247943872	2 - Atascosa & Karnes Oil
42283363220000	CRESCENT C RANCH A 1H	TX	LA SALLE	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4228336322	3 - McMullen & La Salle Condensate / Wet Gas
42283363229000	CRESCENT C RANCH A 1H	TX	LA SALLE	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4228336322	4 - McMullen & La Salle Dry Gas
42283363220100	CRESCENT C RANCH A 1H	TX	LA SALLE	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4228336322
42479440070000	FASKEN STATE 72H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944007
42479441410000	FASKEN STATE 117H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944141
42479442210000	LA MESA RANCH 103H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944221
42479442610000	LA MESA RANCH 6H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944261
42479442660000	LA MESA RANCH 104H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944266
42479444500000	FASKEN STATE 201H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944450
42479444550000	RIO BRAVO EF 7H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944455
42479444650000	RIO BRAVO STATE 202H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944465
42479445350000	LA MESA RANCH 203H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944535
42479445290000	LA MESA RANCH 111H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944529
42479445660000	REUTHINGER 120H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944566
42479446930000	FASKEN STATE 202H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944693
42479447080000	REUTHINGER 106H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944708
42479447060000	FASKEN STATE 207H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944706
42479447160000	FASKEN STATE 204H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944716
42479447740000	FASKEN STATE 214H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944774
42479448310000	HUISACHE E A 114H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944831
42479449220000	REUTHINGER 327H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944922
42479438240000	FASKEN STATE 105H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943824
42479443850000	RIO BRAVO EF 6H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944385
42479444560000	RIO BRAVO EF 105H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944456
42479447620000	FASKEN STATE 120H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944762
42479438230000	FASKEN STATE 66H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943823
42479438820000	FASKEN STATE 70H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943882
42479438850000	FASKEN STATE 109H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943885
42479439830000	RIO BRAVO STATE EF 2H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943983
42479439870000	FASKEN STATE 110H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943987
42479440090000	FASKEN STATE 75H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944009
42479440360000	RIO BRAVO STATE EF C 102H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944036
42479441400000	FASKEN STATE 116H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944140
42479442620000	LA MESA RANCH 106H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944262
42479442650000	LA MESA RANCH 4H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944265
42479445340000	LA MESA RANCH 202H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944534
42479445310000	LA MESA RANCH 112H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944531
42479445490000	RETAMA RANCH 425H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944549
42479445640000	ELLEN C. 125H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944564
42479445690000	ELLEN C. 403H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944569
42479446500000	SAN ROMAN RANCH 201H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944650
42479447070000	REUTHINGER R105H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944707
42479447590000	FASKEN STATE 208H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944759
42479447600000	FASKEN STATE 209H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944760
42479447690000	FASKEN STATE 211H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944769
42479447730000	NEEDMORE-SCIBIENSKI 401H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944773
42479448320000	HUISACHE E B 115H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944832
42479448510000	ELLEN C. 104H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944851
42479441380000	SAN ROMAN 6H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944138
42479443880000	RIO BRAVO STATE 201H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944388
42479445280000	LA MESA RANCH 10H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944528
42479445370000	NEEDMORE-SCIBIENSKI C 120H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944537
42479448110000	REUTHINGER 128H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944811
42479438220000	FASKEN STATE 65H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943822
42479438730000	OCHO MDL A 2H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247943873
42479439890000	FASKEN STATE 112H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943989
42479439910000	RIO BRAVO STATE EF A 1H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943991
42479440080000	FASKEN STATE 73H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944008
42479440370000	RIO BRAVO STATE EF B 4H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944037
42479440379000	RIO BRAVO STATE EF B 4H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944037
42479441020000	RIO BRAVO STATE EF D 5H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944102
42479442630000	LA MESA RANCH 5H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944263
42479445320000	LA MESA RANCH 12H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944532
42479445360000	NEEDMORE-SCIBIENSKI B 107H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944536
42479446030000	BFM-AIG A 104H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944603
42479446950000	FASKEN STATE 119H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944695
42479447650000	NEEDMORE 418H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944765
42479447650100	NEEDMORE 418H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944765
42479447710000	NEEDMORE 419H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944771
42479447720000	FASKEN STATE 213H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944772
42479439880000	FASKEN STATE 111H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943988
42479445300000	LA MESA RANCH 11H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944530
42479438210000	FASKEN STATE 103H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943821
42479438830000	FASKEN STATE 107H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943883
42479438840000	FASKEN STATE 108H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943884
42479438860000	FASKEN STATE 68H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943886
42283363230000	CRESCENT C RANCH A 2H	TX	LA SALLE	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4228336323
42283363230100	CRESCENT C RANCH A 2H	TX	LA SALLE	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4228336323
42479439840000	RIO BRAVO STATE EF 101H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943984
42283364190000	ASCHE A 1H	TX	LA SALLE	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4228336419
42283364199000	ASCHE A 1H	TX	LA SALLE	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4228336419
42479441330000	SAN ROMAN 1H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944133
42479441339000	SAN ROMAN 1H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944133
42479441370000	SAN ROMAN 5H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944137
42479442070000	LA MESA RANCH 2H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944207
42479442220000	LA MESA RANCH 3H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944222
42479445960000	HUISACHE W 121H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944596
42479445960100	HUISACHE W 121H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944596
42479446010000	ATLANTIC INLAND GROUP 110H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944601
42479446010100	ATLANTIC INLAND GROUP 110H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944601
42479446940000	FASKEN STATE 203H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944694
42479447040000	FASKEN STATE 205H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944704
42479447050000	FASKEN STATE 206H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944705
42479448100000	REUTHINGER 127H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944810
42479448500000	ELLEN C. 103H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944850
42479445670000	REUTHINGER 121H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944567
42479445650000	ELLEN C. 126H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944565
42479438250000	FASKEN STATE 67H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943825
42479439860000	FASKEN STATE 71H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943986
42479440350000	RIO BRAVO STATE EF A 3H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944035
42479441340000	SAN ROMAN 2H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944134
42479442150000	LA MESA RANCH 1H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944215
42479444860000	ELLEN C. 121H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944486
42479444980000	ELLEN C. 120H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944498
42479445330000	LA MESA RANCH 201H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944533
42479445480000	RETAMA RANCH 424H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944548
42479445680000	ELLEN C. 402H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944568
42479446000000	ATLANTIC INLAND GROUP 109H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944600
42479447610000	FASKEN STATE 210H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944761
42479447700000	FASKEN STATE 212H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944770
42479448080000	REUTHINGER 126H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944808
42479448080100	REUTHINGER 126H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944808
42479438280000	FASKEN STATE 104H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943828
42479441350000	SAN ROMAN 3H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944135
42479441420000	FASKEN STATE 118H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944142
42479445270000	LA MESA RANCH 110H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944527
42479438870000	FASKEN STATE 69H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247943887
42479441360000	SAN ROMAN 4H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944136
42479442080000	LA MESA RANCH 102H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944208
42479442640000	LA MESA RANCH 105H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944264
42479445530000	RETAMA RANCH 110H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944553
42479445950000	HUISACHE W 120H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944595
42479446040000	BFM-AIG B 105H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944604
42479446040100	BFM-AIG B 105H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944604
42479449210000	REUTHINGER 428H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944921
42283364210000	ASCHE A 2H	TX	LA SALLE	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4228336421
42479442160000	LA MESA RANCH 101H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	4	4247944216
42479445520000	RETAMA RANCH 109H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944552
42479446490000	SAN ROMAN RANCH 1H	TX	WEBB	SILVERBOW RESOURCES	1 - S.TX Dry Gas	Dry Gas	7	4247944649
42479447170000	RETAMA RANCH 108H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944717
42479447800000	RETAMA RANCH 107H	TX	WEBB	KIMMERIDGE TEXAS GAS, LLC	1 - S.TX Dry Gas	Dry Gas		4247944780
42013357420000	JUSTIN TOM 01 E 08H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335742
42255373590000	RJ MOCZYGEMBA 102H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537359
42255373910000	AVERLY LFU 6H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537391
42013359320000	EDMUND TOM 02 08H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335932
42013359730000	WYE-WARREN C 04H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335973
42255373880000	AVERLY 7H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537388
42255374110000	APOLLO UNIT 1017H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537411
42013359310000	EDMUND TOM 02 07H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335931
42255373530000	RJ MOCZYGEMBA 101H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537353
42255373920000	AVERLY LFU 4H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537392
42013359290000	EDMUND TOM 02 05H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335929
42013359750000	WYE-WARREN A 02H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335975
42013354900000	MCCARTY RANCH C 613H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	8	4201335490
42013355100000	MCCARTY RANCH A 204H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	8	4201335510
42013355270000	NWR WEST D 513H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	8	4201335527
42013355840000	JUSTIN TOM 01 E 05H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335584
42013355490000	PEELER RANCH EFS 8HC	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335549
42013359300000	EDMUND TOM 02 06H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335930
42013355110000	MCCARTY RANCH B 205H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	8	4201335511
42013355850000	JUSTIN TOM 01 E 06H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335585
42013357430000	JUSTIN TOM 01 E 09H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335743
42255373890000	AVERLY 105H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537389
42255374120000	APOLLO UNIT 1018H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537412
42013354910000	MCCARTY RANCH C 614H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	8	4201335491
42013355260000	NWR WEST C 512H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	8	4201335526
42013357880000	LAGUNILLAS CAMP 1205H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	8	4201335788
42013355550000	PEELER RANCH EFS 9HC	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335555
42013357780000	LAGUNILLAS CAMP 1204H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	8	4201335778
42255373900000	AVERLY LFU 108H	TX	KARNES	KIMMERIDGE TEXAS GAS, LLC	2 - Atascosa & Karnes Oil	Black Oil		4225537390
42013359330000	EDMUND TOM 02 04H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335933
42013359740000	WYE-WARREN B 03H	TX	ATASCOSA	SILVERBOW RESOURCES	2 - Atascosa & Karnes Oil	Black Oil	9	4201335974
42311372420000	STS SOUTH 14H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Wet Gas	12	4231137242
42311372750000	STS AW C 5605H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Wet Gas	12	4231137275
42311373450000	DW SP3 AW 1H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Wet Gas	12	4231137345
42283365130000	SR ALTUVE 27H	TX	LA SALLE	SILVERBOW RESOURCES	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4228336513
42311372300000	DONNELL-WHIPPLE 1H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Wet Gas	12	4231137230
42311372740000	STS AW B 4605H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Wet Gas	12	4231137274
42311373050000	STS SOUTH 18H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137305
42283365110000	SR BREGMAN 2H	TX	LA SALLE	SILVERBOW RESOURCES	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4228336511
42311371590000	STS H SOUTH 1H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137159
42311371860000	OTTO-WHIPPLE 1H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137186
42311371920000	OTTO UNIT 1H	TX	MCMULLEN	SILVERBOW RESOURCES	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137192
42311372310000	DONNELL-WHIPPLE 2H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Wet Gas	12	4231137231
42311372430000	STS SOUTH 16H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Wet Gas	12	4231137243
42311371870000	OTTO-WHIPPLE 2H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137187
42311372320000	DONNELL-WHIPPLE 3H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Wet Gas	12	4231137232
42283372080000	SP5 2027H	TX	LA SALLE	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4228337208
42311371600000	STS H SOUTH 2H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137160
42283372090000	SP5 3027H	TX	LA SALLE	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4228337209
42311373730000	OTTO-WHIPPLE 3H UNIT 3H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137373
42311373740000	OTTO-WHIPPLE 4H UNIT 4H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137374
42311373040000	STS SOUTH 17H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	3 - McMullen & La Salle Condensate / Wet Gas	Dry Gas	13	4231137304
42283363510000	NMC EF 5H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228336351
42283363520000	NMC EF 6H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228336352
42311371610000	STS H SOUTH 3H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4231137161
42283362100000	NMC EF 3H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228336210
42283362110000	NMC EF 4H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228336211
42283371010000	STS 'A' 23H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228337101
42311368080000	LARRY MILES 2H	TX	MCMULLEN	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4231136808
42283370980000	STS 'A' 24H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228337098
42283370260000	STS 'A' STATE UNIT 20H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228337026
42283362620000	NUECES A 1H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228336262
42283362629000	NUECES A 1H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228336262
42311369720000	NMC EF 10H	TX	MCMULLEN	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4231136972
42311369729000	NMC EF 10H	TX	MCMULLEN	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4231136972
42283362630000	NUECES A 2H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228336263
42311368600000	NMC EF 7H	TX	MCMULLEN	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4231136860
42283370700000	STS 'A' 21H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228337070
42283371630000	STS 'A' 25H	TX	LA SALLE	SILVERBOW RESOURCES	4 - McMullen & La Salle Dry Gas	Dry Gas	13	4228337163
42311359190000	SAN MIGUEL RANCH EF 19H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231135919
42479420550000	GATES 010 CHK-A TR3 J 3H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247942055
42127374350000	FAITH-SAN PEDRO D 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737435
42127376800000	FAITH TORO V UNIT DIM E 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737680
42127376900000	FAITH TORO DIM D 5H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737690
42127376910000	FAITH TORO DIM D 6H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737691
42127377120000	FAITH TORO U UNIT DIM I 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737712
42311368050000	ALLEN MCM 2HA	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	10	4231136805
42127377550000	FAITH TORO N UNIT DIM B 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737755
42311368090000	SR RYAN UNIT 1H	TX	MCMULLEN	SILVERBOW RESOURCES		Dry Gas	14	4231136809
42311368150000	BRACKEN EF 25H	TX	MCMULLEN	SILVERBOW RESOURCES		Dry Gas	14	4231136815
42123345790000	HOERMANN UNIT 4H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334579
42479439500000	PGE DOS U 1H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247943950
42297359640000	SR SCHULZ UNIT 1H	TX	LIVE OAK	SILVERBOW RESOURCES		Dry Gas	14	4229735964
42297359660000	H. HARLAN BETHUNE 01 E 23H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735966
42297359710000	ROY ESSE 01 E 18H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735971
42123347280000	LOOS UNIT 9H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334728
42479440880000	PGE BROWNE O 3H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944088
42479440950000	PGE BROWNE R 3H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944095
42479440980000	PGE BROWNE R 6H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944098
42311369300000	BRACKEN EF C 31H	TX	MCMULLEN	SILVERBOW RESOURCES		Dry Gas	14	4231136930
42479440990000	PGE BROWNE R 7H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944099
42297360090000	H. HARLAN BETHUNE 01 E 15H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736009
42283367190000	BRIGGS EF 3H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336719
42311369410000	SAN MIGUEL RANCH EF 23H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231136941
42283368090000	BRIGGS-KNOLLE EF A 1H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336809
42283368090100	BRIGGS-KNOLLE EF A 1H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336809
42283369010000	BRIGGS-KNOLLE EF B 2H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336901
42311370330000	NBR EF 6H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231137033
42311370730000	SAN MIGUEL RANCH EF B 25H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137073
42311370740000	SAN MIGUEL RANCH EF C 26H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137074
42311370810000	KUYKENDALL UNIT 6H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137081
42311370870000	DISCHER EF A 9H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231137087
42479443020000	PGE DOS Z 2H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944302
42479443029000	PGE DOS Z 2H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944302
42283370890000	ARN EF 11H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228337089
42297361580000	CHAPMAN ESSE PSA E D 24H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736158
42127384130000	FAITH YANA G UNIT D 7H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738413
42127384139000	FAITH YANA G UNIT D 7H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738413
42283371950000	EVANS-TX OSAGE EF UNIT 3H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337195
42479446630000	PGE BROWNE H 12H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944663
42311372520000	MULHOLLAND EF 1H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	10	4231137252
42479448680000	PGE BROWNE S 6H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944868
42283373830000	EVANS EF 8H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337383
42123352430000	HOERMANN-KOLM 1H	TX	DEWITT	SILVERBOW RESOURCES		Volatile Oil	17	4212335243
42297363110000	JAMES KEITH ESSE 01 14H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736311
42297363120000	JAMES KEITH ESSE 01 15H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736312
42479449110000	GATES 010 CHK-B TR1 G 11H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944911
42297363380000	SOUTH TEXAS CHILDREN'S HOME 01 10H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736338
42297359270000	H. HARLAN BETHUNE 01 E 27H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735927
42123349060000	LOOS UNIT 11L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334906
42123349340000	JANAK UNIT 7L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334934
42283370530000	BRIGGS-KNOLLE EF F 6H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337053
42311371450000	NBR EF 9H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231137145
42479445900000	PGE DOS K 1H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944590
42311372530000	MULHOLLAND EF 2H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	10	4231137253
42283373820000	EVANS EF 4H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337382
42479448730000	PGE BROWNE S 3H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944873
42123352780000	HOERMANN-LANGHOFF B 1H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212335278
42123352800000	HOERMANN-LANGHOFF B 201H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212335280
42123352800100	HOERMANN-LANGHOFF B 201H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212335280
42127374450000	FAITH-SAN PEDRO P 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737445
42127374480000	FAITH-SAN PEDRO H 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737448
42311367860000	PALOMA RANCH EFS 7H	TX	MCMULLEN	SILVERBOW RESOURCES		Condensate	12	4231136786
42127376970000	FAITH TORO S UNIT DIM D 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737697
42311368040000	ALLEN MCM 1HA	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	10	4231136804
42127377540000	FAITH TORO M UNIT DIM B 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737754
42479439510000	PGE DOS U 2H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247943951
42479439519000	PGE DOS U 2H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247943951
42297359230000	GKT-COLLINS EF UNIT 1H	TX	LIVE OAK	SILVERBOW RESOURCES		Dry Gas	14	4229735923
42479439650000	GATES 010 CHK-B TR 1 R 1H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247943965
42149334580100	KAINER UNIT 1H	TX	FAYETTE	SILVERBOW RESOURCES		Black Oil	20	4214933458
42149334620000	OHNHEISER UNIT 1H	TX	FAYETTE	SILVERBOW RESOURCES		Black Oil	20	4214933462
42311368680000	HOSKINS EFS 20H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231136868
42479440970000	PGE BROWNE R 5H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944097
42297359950000	H. T. CHAPMAN 01 E 11H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735995
42297360120000	H. HARLAN BETHUNE 01 E 18H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736012
42127382230000	FAITH-SANDY M 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738223
42123349070000	LOOS UNIT 12L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334907
42311370290000	NBR EF 5H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231137029
42297360630000	H. HARLAN BETHUNE 01 E 32H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736063
42297360650000	H. HARLAN BETHUNE 01 E 30H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736065
42297360660000	H. HARLAN BETHUNE 01 E 29H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736066
42311370720000	SAN MIGUEL RANCH EF A 24H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137072
42123349630000	LANGHOFF UNIT A 9L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334963
42479443010000	PGE DOS Z 1H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944301
42479443030000	PGE DOS Z 3H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944303
42283370860000	BRIGGS-KNOLLE EF G 7H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337086
42283370900000	ARN EF 12H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228337090
42297361400000	ROY ESSE PSA E 19H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736140
42297361410000	CHAPMAN ESSE PSA E 20H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736141
42297361430000	CHAPMAN ESSE PSA E A 21H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736143
42479446080000	GATES 010 CHK-A TR3 O 1H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944608
42479446089000	GATES 010 CHK-A TR3 O 1H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944608
42283372970000	ARN EF A 13H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228337297
42127386580000	FAITH-YANA J UNIT R 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738658
42479449120000	GATES 010 CHK-B TR1 12H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944912
42311373790000	TEAL-HOSKINS EF F 7H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137379
42311358540000	PC-Q EF 19H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231135854
42479439630000	GATES 010 CHK-B TR 1 P 2H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247943963
42479439660000	GATES 010 CHK-B TR 1 R 2H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247943966
42479439670000	GATES 010 CHK-B TR 1 R 3H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247943967
42123346670000	LANGHOFF UNIT B 701	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334667
42283366320000	EVANS TX OSAGE EF A 21H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228336632
42283368350000	STS A - 1391 19H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	11	4228336835
42283370880000	ARN EF 10H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337088
42311359230000	SAN MIGUEL RANCH EF 21H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231135923
42127374420000	FAITH-SAN PEDRO O 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737442
42127374780000	FAITH-SAN PEDRO I 4H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737478
42127376940000	FAITH TORO P UNIT DIM D 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737694
42127376960000	FAITH TORO R UNIT DIM D 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737696
42127377070000	FAITH-SAN PEDRO A 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737707
42127377340000	FAITH TORO DIM B 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737734
42479439540000	PGE DOS U 5H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247943954
42297359250000	H. HARLAN BETHUNE 01 E 25H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735925
42283364500000	EVANS EF 14H 14H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228336450
42283364500100	EVANS EF 14H 14H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228336450
42297359650000	H. HARLAN BETHUNE 01 E 22H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735965
42283365090000	KNOLLE RANCH EF 1H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336509
42283366310000	EVANS EF A 24H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228336631
42297360010000	GEORGIA BUCK 01 E 03H	TX	LIVE OAK	SILVERBOW RESOURCES		Black Oil	11	4229736001
42297360020000	GEORGIA BUCK 01 E 10H	TX	LIVE OAK	SILVERBOW RESOURCES		Black Oil	11	4229736002
42123347750000	GERDES UNIT 6H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334775
42283368130000	WASHBURN RANCH 02 E 65H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	11	4228336813
42127382270000	FAITH-SANDY E UNIT S 4H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738227
42127382280000	FAITH-SAN PEDRO M UNIT D 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738228
42127382280100	FAITH-SAN PEDRO M UNIT D 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738228
42127382410000	FAITH-SAN PEDRO G UNIT I 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738241
42479442970000	GATES 010 CHK-B 1286 G 1H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944297
42479442990000	GATES 010 CHK-B 1286 G 3H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944299
42479443040000	PGE DOS Z 4H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944304
42479443050000	PGE DOS Z 5H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944305
42479443060000	PGE DOS Z 6H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944306
42283370840000	BRIGGS-KNOLLE EF D 4H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337084
42283370850000	BRIGGS-KNOLLE EF E 5H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337085
42479445880000	PGE DOS N 2H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944588
42479445890000	PGE DOS N 3H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944589
42479445910000	PGE DOS K 2H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944591
42297362300000	BETHUNE STCH PSA E C 14H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736230
42479446610000	PGE BROWNE H 10H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944661
42311372540000	MULHOLLAND EF 3H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	10	4231137254
42479448670000	PGE BROWNE S 5H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944867
42127386480000	FAITH-YANA H UNIT R 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738648
42479448720000	GATES 010 CHK-B 1286 W 1H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944872
42479449130000	GATES 010 CHK-B TR1 13H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944913
42297363430000	GUY PHILLIP WRIGHT 01 09H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736343
42479449310000	PGE BROWNE S 11H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944931
42297363520000	BETHUNE-STCH E 11H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736352
42297363680000	STCH-IDYLWOOD A 1H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736368
42297363700000	STCH-IDYLWOOD C 3H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736370
42127349220000	FAITH TORO D UNIT DIM B 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212734922
42127374430000	FAITH-SAN PEDRO O 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737443
42127374470000	FAITH-SAN PEDRO P 4H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737447
42123347320000	GERDES UNIT 5H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334732
42283367170000	BRIGGS EF 1H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336717
42311369400000	SAN MIGUEL RANCH EF 22H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231136940
42123348790000	GERDES-RATHKAMP 1L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334879
42311370800000	KUYKENDALL UNIT 5H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137080
42123349740000	BOENING UNIT 6U	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334974
42123349750000	BOENING UNIT 6L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334975
42479445920000	PGE DOS K 3H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944592
42283372980000	ARN EF B 14H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228337298
42479448410000	PGE BROWNE S 12H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944841
42297363390000	KOERTH-ESSE 1H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736339
42127343730000	FAITH-SANDY S 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212734373
42311359200000	SAN MIGUEL RANCH EF 20H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231135920
42479431460000	GATES 010 CHK-A TR3 N 2H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247943146
42127374490000	FAITH-SAN PEDRO H 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737449
42127374500000	FAITH-SAN PEDRO H 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737450
42127374520000	FAITH-SAN PEDRO H 5H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737452
42127374760000	FAITH-SAN PEDRO I 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737476
42127374360000	FAITH-SAN PEDRO D 4H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737436
42127376870000	FAITH TORO X UNIT DIM F 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737687
42127376950000	FAITH TORO Q UNIT DIM D 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737695
42127377100000	FAITH-SAN PEDRO EE UNIT K 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737710
42127377330000	FAITH TORO DIM B 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737733
42127377320000	FAITH TORO DIM B 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737732
42297359390000	H. HARLAN BETHUNE 01 E 34H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735939
42297359400000	H. HARLAN BETHUNE 01 E 35H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735940
42297359490000	JAMES KEITH ESSE 01 E 09H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735949
42283364510000	EVANS EF A 16H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228336451
42297359690000	ROY ESSE 01 E 16H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735969
42297359690100	ROY ESSE 01 E 16H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735969
42311368670000	HOSKINS EFS 21H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231136867
42283365100000	KNOLLE RANCH EF 3H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336510
42123347290000	LOOS UNIT 10H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334729
42123347290100	LOOS UNIT 10H	TX	DEWITT	SILVERBOW RESOURCES		Volatile Oil	17	4212334729
42479440870000	PGE BROWNE O 2H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944087
42479440890000	PGE BROWNE O 4H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944089
42479440910000	PGE BROWNE O 6H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944091
42297360000000	GEORGIA BUCK 01 E 02H	TX	LIVE OAK	SILVERBOW RESOURCES		Black Oil	11	4229736000
42123347710000	BOENING UNIT 4H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334771
42127382240000	FAITH-SANDY M 4H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738224
42123348910000	CHUMCHAL UNIT 6L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334891
42127382250000	FAITH-SANDY M 5H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738225
42127382300000	FAITH-SAN PEDRO D 11H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738230
42283369130000	CRISP EF 1H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336913
42311370820000	BRACKEN EFS 19H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231137082
42311370880000	DISCHER EF B 10H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231137088
42297361440000	CHAPMAN ESSE PSA E B 22H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736144
42297361450000	CHAPMAN ESSE PSA E C 23H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736145
42297361590000	CHAPMAN ESSE PSA E E 25H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736159
42297361600000	CHAPMAN ESSE PSA E F 26H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736160
42479445940000	PGE DOS K 10H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944594
42297362290000	BETHUNE STCH PSA E B 13H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736229
42311372270000	SMR EW EF 2H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137227
42311372280000	SMR EW EF 3H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137228
42479446590000	PGE BROWNE G 10H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944659
42283373760000	ARN EF 17H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228337376
42127386490000	FAITH-YANA I UNIT R 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738649
42283373880000	ARN EF E 18H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337388
42311373460000	ARMADILLO UNIT NO. 1 1H	TX	MCMULLEN	KIMMERIDGE TEXAS GAS, LLC		Dry Gas	14	4231137346
42297363410000	GUY PHILLIP WRIGHT 201H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736341
42123353010000	ADAMEK B-MCKEE A 201H	TX	DEWITT	SILVERBOW RESOURCES		Volatile Oil	17	4212335301
42127374770000	FAITH-SAN PEDRO I 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737477
42127377090000	FAITH-SAN PEDRO A 5H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737709
42127377080000	FAITH-SAN PEDRO A 4H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737708
42479439620000	GATES 010 CHK-B TR 1 P 1H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247943962
42479439640000	GATES 010 CHK-B TR 1 Q 2H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247943964
42297359990000	GEORGIA BUCK 01 E 01H	TX	LIVE OAK	SILVERBOW RESOURCES		Black Oil	11	4229735999
42283374130000	WASHBURN RANCH 02 15H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	11	4228337413
42297363360000	KOERTH 201H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736336
42127374440000	FAITH-SAN PEDRO P 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737444
42127376770000	FAITH TORO DIM E 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737677
42127376920000	FAITH TORO DIM D 7H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737692
42127376930000	FAITH TORO DIM D 8H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737693
42123345760000	ADAMEK UNIT 2H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334576
42479439530000	PGE DOS U 4H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247943953
42479439520000	PGE DOS U 3H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247943952
42283363120000	EVANS-TX OSAGE EF UNIT 1H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336312
42297359430000	IDYLWOOD 01 PSA E 04HA	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735943
42297359440000	IDYLWOOD 01 E 05H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735944
42283364490000	EVANS EF 12H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228336449
42297359680000	ROY ESSE 01 E 15H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735968
42283365080000	KNOLLE RANCH EF 2H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336508
42311368730000	G.L. HAYES EF B 8H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	10	4231136873
42479440700000	GATES 010 CHK-B TR1 F 2H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944070
42479440860000	PGE BROWNE O 1H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944086
42479440900000	PGE BROWNE O 5H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944090
42479440940000	PGE BROWNE R 2H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944094
42479440960000	PGE BROWNE R 4H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944096
42297359970000	H. T. CHAPMAN 01 E 13H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735997
42283367180000	BRIGGS EF 2H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336718
42283367180100	BRIGGS EF 2H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336718
42283368140000	WASHBURN RANCH 02 E 66H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	11	4228336814
42013357430100	JUSTIN TOM 01 E 09H	TX	ATASCOSA	SILVERBOW RESOURCES		Black Oil	9	4201335743
42127382220000	FAITH-SANDY S 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738222
42127382260000	FAITH-SANDY D UNIT S 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738226
42127382400000	FAITH-SAN PEDRO BB UNIT I 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738240
42283369150000	CRISP EF 3H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336915
42297360640000	H. HARLAN BETHUNE 01 E 31H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736064
42479442980000	GATES 010 CHK-B 1286 G 2H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944298
42283370830000	BRIGGS-KNOLLE EF C 3H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337083
42127384090000	GATES 010 CHK-B TR1 C 9H	TX	DIMMIT	SILVERBOW RESOURCES		Condensate	2	4212738409
42127384099000	GATES 010 CHK-B TR1 C 9H	TX	DIMMIT	SILVERBOW RESOURCES		Condensate	2	4212738409
42283372990000	ARN EF C 15H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228337299
42283373000000	ARN EF D 16H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228337300
42479448700000	PGE BROWNE S 9H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944870
42283373810000	EVANS EF 6H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337381
42479448710000	GATES 010 CHK-B TR1 P 10H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944871
42479448719000	GATES 010 CHK-B TR1 P 10H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944871
42123352440000	HOERMANN-KOLM 201H	TX	DEWITT	SILVERBOW RESOURCES		Volatile Oil	17	4212335244
42479449140000	GATES 010 CHK-B TR1 14H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944914
42297363370000	SOUTH TEXAS CHILDREN'S HOME 01 9H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736337
42297363420000	GUY PHILLIP WRIGHT 01 11H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736342
42297363510000	BETHUNE-STCH D 10H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736351
42127376780000	FAITH TORO W UNIT DIM E 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737678
42311368110000	BRACKEN EFS 23HU	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231136811
42311368160000	BRACKEN EF A 26H	TX	MCMULLEN	SILVERBOW RESOURCES		Dry Gas	14	4231136816
42311368160100	BRACKEN EF A 26H	TX	MCMULLEN	SILVERBOW RESOURCES		Dry Gas	14	4231136816
42311368160200	BRACKEN EF A 26H	TX	MCMULLEN	SILVERBOW RESOURCES		Dry Gas	14	4231136816
42297359520000	JAMES KEITH ESSE 01 E 07H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735952
42297359670000	H. HARLAN BETHUNE 01 E 24H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735967
42297359960000	H. T. CHAPMAN 01 E 12H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735996
42283369140000	CRISP EF 2H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336914
42479445930000	PGE DOS N 10H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944593
42283371960000	EVANS-TX OSAGE EF UNIT 5H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337196
42311372260000	SMR EW EF 1H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137226
42479448690000	PGE BROWNE S 8H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944869
42311373780000	TEAL-HOSKINS EF E 6H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137378
42311373760000	TEAL-HOSKINS EF C 3H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137376
42127343920000	FAITH TORO C UNIT DIM B 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212734392
42127374510000	FAITH-SAN PEDRO H 4H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737451
42127376890000	FAITH-TORO DIM F 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737689
42127377060000	FAITH-SAN PEDRO A 2H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737706
42127377350000	FAITH TORO DIM B 4H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737735
42311368100000	BRACKEN EFS 22H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231136810
42123345780000	HOERMANN UNIT 3H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334578
42283363030000	EVANS EF 2H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228336303
42297359260000	H. HARLAN BETHUNE 01 E 26H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735926
42297359500000	JAMES KEITH ESSE 01 E 06H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735950
42297359700000	ROY ESSE 01 E 17H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735970
42311368720000	G.L. HAYES EF A 7H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	10	4231136872
42283366330000	EVANS TX OSAGE EF A 23H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228336633
42283366230000	EVANS EF A 22H	TX	LA SALLE	SILVERBOW RESOURCES		Wet Gas	6	4228336623
42479440930000	PGE BROWNE R 1H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944093
42311369310000	BRACKEN EF B 32H	TX	MCMULLEN	SILVERBOW RESOURCES		Dry Gas	14	4231136931
42297359980000	H. T. CHAPMAN 01 PSA E 14HA	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735998
42297360100000	H. HARLAN BETHUNE 01 E 16H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736010
42123347700000	BOENING UNIT 3H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334770
42123348800000	GERDES-LANGHOFF 1L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334880
42123349350000	JANAK-LOOS 6L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334935
42123349620000	LANGHOFF UNIT A 8L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334962
42311370790000	KUYKENDALL UNIT 4H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137079
42311370830000	BRACKEN EFS 20H	TX	MCMULLEN	SILVERBOW RESOURCES		Volatile Oil	11	4231137083
42479443070000	PGE DOS Z 7H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944307
42127384290000	FAITH-SAN PEDRO N UNIT D 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212738429
42479445870000	PGE DOS N 1H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944587
42479446090000	GATES 010 CHK-A TR3 O 2H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944609
42479446070000	GATES 010 CHK-A TR3 O 10H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	3	4247944607
42283371970000	EVANS-TX OSAGE EF UNIT 7H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	5	4228337197
42479446600000	PGE BROWNE G 11H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944660
42479446609000	PGE BROWNE G 11H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944660
42479448650000	PGE BROWNE S 4H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944865
42297363440000	GUY PHILLIP WRIGHT 01 10H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736344
42123352810000	HOERMANN-LANGHOFF B A 2H	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212335281
42123353000000	ADAMEK B-MCKEE 1H	TX	DEWITT	SILVERBOW RESOURCES		Volatile Oil	17	4212335300
42311373770000	TEAL-HOSKINS EF D 5H	TX	MCMULLEN	SILVERBOW RESOURCES		Black Oil	10	4231137377
42297363710000	STCH-IDYLWOOD D 4H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736371
42297363690000	STCH-IDYLWOOD B 2H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736369
42127374460000	FAITH-SAN PEDRO P 3H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737446
42127376980000	FAITH TORO T UNIT DIM I 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737698
42127377110000	FAITH-SAN PEDRO R UNIT K 1H	TX	DIMMIT	SILVERBOW RESOURCES		Volatile Oil	1	4212737711
42297359190000	GKT-MAP EF UNIT 2H	TX	LIVE OAK	SILVERBOW RESOURCES		Dry Gas	14	4229735919
42297359510000	JAMES KEITH ESSE 01 E 08H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229735951
42297360110000	H. HARLAN BETHUNE 01 E 17H	TX	LIVE OAK	SILVERBOW RESOURCES		Volatile Oil	11	4229736011
42123348920000	CHUMCHAL UNIT 7L	TX	DEWITT	SILVERBOW RESOURCES		Condensate	17	4212334892
42479446620000	PGE BROWNE H 11H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944662
42479446629000	PGE BROWNE H 11H	TX	WEBB	SILVERBOW RESOURCES		Wet Gas	2	4247944662
42479446640000	PGE BROWNE R 10H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944664
42479446649000	PGE BROWNE R 10H	TX	WEBB	SILVERBOW RESOURCES		Condensate	2	4247944664
42283374120000	WASHBURN RANCH 02 14H	TX	LA SALLE	SILVERBOW RESOURCES		Condensate	11	4228337412

Exhibit 4

DeGolyer and MacNaughton 5001 Spring Valley Road Suite 800 East Dallas, Texas 75244 This is a digital representation of a DeGolyer and MacNaughton report. Each file contained herein is intended to be a manifestation of certain data in the subject report and as such is subject to the definitions, qualifications, explanations, conclusions, and other conditions thereof. The information and data contained in each file may be subject to misinterpretation; therefore, the signed and bound copy of this report should be considered the only authoritative source of such information.

DeGolyerandMacNaughton5001SpringValleyRoadSuite800EastDallas,Texas75244REPORTasofDECEMBER31,2023onRESERVESandREVENUEofCERTAINPROPERTIESwithinterestsattributabletoKIMMERIDGETEXASGAS,LLCandRESERVESandREVENUEofCERTAINPROPERTIESwithinterestsattributabletoBLACKBRUSHOIL&GAS,LPpreparedforKIMMERIDGETEXASGAS,LLCSECPRICESENSITIVITY

DeGolyerandMacNaughtonTABLEofCONTENTSPageFOREWORD.....................................................................................................1ScopeofInvestigation......................................................................................1Authority.........................................................................................................3SourceofInformation......................................................................................3DEFINITIONofRESERVES..........................................................................4ESTIMATIONofRESERVES.........................................................................7VALUATIONofRESERVES..........................................................................11SUMMARYandCONCLUSIONS..................................................................15APPENDIX?BoundwithReport

DeGolyerandMacNaughton5001SpringValleyRoadSuite800EastDallas,Texas75244REPORTasofDECEMBER31,2023onRESERVESandREVENUEofCERTAINPROPERTIESwithinterestsattributabletoKIMMERIDGETEXASGAS,LLCandRESERVESandREVENUEofCERTAINPROPERTIESwithinterestsattributabletoBLACKBRUSHOIL&GAS,LPpreparedforKIMMERIDGETEXASGAS,LLCSECPRICESENSITIVITYFOREWORDScopeofInvestigationThisreportpresentsestimates,asofDecember31,2023,oftheextentandvalueoftheprovedoil,condensate,naturalgasliquids(NGL),andgasreservesofcertainpropertiesinwhichKimmeridgeTexasGas,LLC(Kimmeridge)hasrepresenteditholdsaninterest.AttherequestofKimmeridge,thisreportalsopresentsadditionalestimates,asofDecember31,2023,oftheextentandvalueoftheprovedoil,condensate,NGL,andgasreservesofcertainpropertiesinwhichKimmeridgehasrepresentedBlackbrushOil&Gas,LP(Blackbrush)holdsaninterest.ThepropertiesevaluatedhereinconsistofworkingandroyaltyinterestslocatedinTexas.AlistofthepropertiesevaluatedinthisreportisshownintheappendixtothisreportundertheLeaseTotals-ReservesandRevenuetab.EstimatesofreservespresentedinthisreporthavebeenpreparedinaccordancewiththePetroleumResourcesManagementSystem(PRMS)approvedinMarch2007andrevisedinJune2018bytheSocietyofPetroleumEngineers,theWorldPetroleumCouncil,theAmericanAssociationofPetroleumGeologists,theSocietyofPetroleumEvaluationEngineers,theSocietyofExplorationGeophysicists,theSocietyofPetrophysicistsandWellLogAnalysts,and

DeGolyerandMacNaughton2theEuropeanAssociationofGeoscientists&Engineers.Thesereservesde?nitionsarediscussedindetailintheDe?nitionofReservessectionofthisreport.Reservesestimatedinthisreportareexpressedasgrossreservesandnetreserves.Grossreservesarede?nedasthetotalestimatedpetroleumremainingtobeproducedfromthesepropertiesafterDecember31,2023.Netreservesarede?nedasthatportionofthegrossreservesattributabletotheinterestsheldbyKimmeridgeandBlackbrushafterdeductingallinterestsheldbyothers.Thisreportpresentsvaluesforprovedreservesthatwereestimatedusingprices,expenses,andcostsprovidedbyKimmeridge.Adetailedexplanationoftheforecastprice,expense,andcostassumptionsisincludedintheValuationofReservessectionofthisreport.Valuesforprovedreservesinthisreportareexpressedintermsoffuturegrossrevenue,futurenetrevenue,andpresentworth.Futuregrossrevenueisde?nedasthatrevenuewhichwillaccruetotheevaluatedinterestsfromtheproductionandsaleoftheestimatednetreserves.Futurenetrevenueiscalculatedbydeductingproductiontaxes,advaloremtaxes,operatingexpenses,capitalcosts,andabandonmentcostsfromfuturegrossrevenue.Operatingexpensesinclude?eldoperatingexpenses,transportationandprocessingexpenses,andanallocationofoverheadthatdirectlyrelatestoproductionactivities.Capitalcostsincludedrillingandcompletioncosts,facilitiescosts,and?eldmaintenancecosts.AbandonmentcostsarerepresentedbyKimmeridgetobeinclusiveofthosecostsassociatedwiththeremovalofequipment,pluggingofwells,andreclamationandrestorationassociatedwiththeabandonment.AttherequestofKimmeridge,futureincometaxeswerenottakenintoaccountinthepreparationoftheseestimates.Presentworthisde?nedasfuturenetrevenuediscountedataspeci?edarbitrarydiscountratecompoundedmonthlyovertheexpectedperiodofrealization.Presentworthshouldnotbeconstruedasfairmarketvaluebecausenoconsiderationwasgiventoadditionalfactorsthatin?uencethepricesatwhichpropertiesareboughtandsold.Inthisreport,presentworthvaluesusingadiscountrateof10percentarereportedindetailandvaluesusingdiscountratesof5,8,9,12,15,20,and25percentarereportedastotalsintheappendixtothisreport.Estimatesofreservesandrevenueshouldberegardedonlyasestimatesthatmaychangeasfurtherproductionhistoryandadditionalinformationbecomeavailable.Notonlyaresuchestimatesbasedonthatinformationwhichiscurrentlyavailable,butsuchestimatesarealsosubjecttothe

DeGolyerandMacNaughton3uncertaintiesinherentintheapplicationofjudgmentalfactorsininterpretingsuchinformation.AuthorityThisreportwasauthorizedbyMr.MatthewPierce,VicePresidentofCorporateDevelopment,KimmeridgeTexasGas,LLC.SourceofInformationInformationusedinthepreparationofthisreportwasobtainedfromKimmeridgeandfrompublicsources.Inthepreparationofthisreportwehaverelied,withoutindependentveri?cation,uponinformationfurnishedbyKimmeridgewithrespecttothepropertyinterestsbeingevaluated,productionfromsuchproperties,currentcostsofoperationanddevelopment,currentpricesforproduction,agreementsrelatingtocurrentandfutureoperationsandsaleofproduction,andvariousotherinformationanddatathatwereacceptedasrepresented.A?eldexaminationwasnotconsiderednecessaryforthepurposesofthisreport.

DeGolyerandMacNaughton4DEFINITIONofRESERVESEstimatesofprovedreservespresentedinthisreporthavebeenpreparedinaccordancewiththePRMSapprovedinMarch2007andrevisedinJune2018bytheSocietyofPetroleumEngineers,theWorldPetroleumCouncil,theAmericanAssociationofPetroleumGeologists,theSocietyofPetroleumEvaluationEngineers,theSocietyofExplorationGeophysicists,theSocietyofPetrophysicistsandWellLogAnalysts,andtheEuropeanAssociationofGeoscientists&Engineers.Onlyprovedreserveshavebeenevaluatedforthisreport.Thepetroleumreservesarede?nedasfollows:Reservesarethosequantitiesofpetroleumanticipatedtobecommerciallyrecoverablebyapplicationofdevelopmentprojectstoknownaccumulationsfromagivendateforwardunderde?nedconditions.Reservesmustsatisfyfourcriteria:discovered,recoverable,commercial,andremaining(asoftheevaluation'seffectivedate)basedonthedevelopmentproject(s)applied.Reservesarefurthercategorizedinaccordancewiththelevelofcertaintyassociatedwiththeestimatesandmaybesub-classi?edbasedonprojectmaturityand/orcharacterizedbydevelopmentandproductionstatus.ProvedReservesarethosequantitiesofpetroleumthat,byanalysisofgeoscienceandengineeringdata,canbeestimatedwithreasonablecertaintytobecommerciallyrecoverablefromagivendateforwardfromknownreservoirsandunderde?nedeconomicconditions,operatingmethods,andgovernmentregulations.Ifdeterministicmethodsareused,theterm"reasonablecertainty"isintendedtoexpressahighdegreeofcon?dencethatthequantitieswillberecovered.Ifprobabilisticmethodsareused,thereshouldbeatleasta90%probability(P90)thatthequantitiesactuallyrecoveredwillequalorexceedtheestimate.ProbableReservesarethoseadditionalReserveswhichanalysisofgeoscienceandengineeringdataindicatearelesslikelytoberecoveredthanProvedReservesbutmorecertaintoberecoveredthanPossibleReserves.ItisequallylikelythatactualremainingquantitiesrecoveredwillbegreaterthanorlessthanthesumoftheestimatedProvedplusProbableReserves(2P).Inthiscontext,whenprobabilisticmethodsareused,thereshouldbeatleasta50%probability[P50]thattheactualquantitiesrecoveredwillequalorexceedthe2Pestimate.

DeGolyerandMacNaughton5PossibleReservesarethoseadditionalreservesthatanalysisofgeoscienceandengineeringdataindicatesarelesslikelytoberecoverablethanProbableReserves.ThetotalquantitiesultimatelyrecoveredfromtheprojecthavealowprobabilitytoexceedthesumofProvedplusProbableplusPossible(3P),whichisequivalenttothehigh-estimatescenario.Whenprobabilisticmethodsareused,thereshouldbeatleasta10%probability(P10)thattheactualquantitiesrecoveredwillequalorexceedthe3Pestimate.Onceprojectssatisfycommercialmaturity,theassociatedquantitiesareclassi?edasReserves.Thesequantitiesmaybeallocatedtothefollowingsubdivisionsbasedonthefundingandoperationalstatusofwellsandassociatedfacilitieswithinthereservoirdevelopmentplan:DevelopedReservesarequantitiesexpectedtoberecoveredfromexistingwellsandfacilities.Reservesareconsidereddevelopedonlyafterthenecessaryequipmenthasbeeninstalled,orwhenthecoststodosoarerelativelyminorcomparedtothecostofawell.Whererequiredfacilitiesbecomeunavailable,itmaybenecessarytoreclassifyDevelopedReservesasUndeveloped.DevelopedReservesmaybefurthersub-classi?edasProducingorNon-Producing.DevelopedProducingReservesareexpectedquantitiestoberecoveredfromcompletionintervalsthatareopenandproducingattheeffectivedateoftheestimate.ImprovedrecoveryReservesareconsideredproducingonlyaftertheimprovedrecoveryprojectisinoperation.DevelopedNon-ProducingReservesincludeshut-inandbehind-pipereserves.Shut-inReservesareexpectedtoberecoveredfrom(1)completionintervalsthatareopenatthetimeoftheestimatebutwhichhavenotyetstartedproducing,(2)wellswhichwereshut-informarketconditionsorpipelineconnections,or(3)wellsnotcapableofproductionformechanicalreasons.Behind-pipeReservesareexpectedtoberecoveredfromzonesinexistingwellsthatwillrequireadditionalcompletionworkorfuturere-completionbeforestartofproductionwithminorcosttoaccessthesereserves.Inallcases,productioncanbeinitiatedorrestoredwithrelativelylowexpenditurecomparedtothecostofdrillinganewwell.

DeGolyerandMacNaughton6UndevelopedReservesarequantitiesexpectedtoberecoveredthroughfuturesigni?cantinvestments.UndevelopedReservesaretobeproduced(1)fromnewwellsonundrilledacreageinknownaccumulations,(2)fromdeepeningexistingwellstoadifferent(butknown)reservoir,(3)fromin?llwellsthatwillincreaserecovery,or(4)wherearelativelylargeexpenditure(e.g.,whencomparedtothecostofdrillinganewwell)isrequiredto(a)recompleteanexistingwellor(b)installproductionortransportationfacilitiesforprimaryorimprovedrecoveryprojects.Theextenttowhichprobableandpossiblereservesultimatelymayberecategorizedasprovedreservesisdependentuponfuturedrilling,testing,andwellperformance.Thedegreeofrisktobeappliedinevaluatingprobableandpossiblereservesisin?uencedbyeconomicandtechnologicalfactorsaswellasthetimeelement.Noprobableorpossiblereserveshavebeenevaluatedforthisreport.

DeGolyerandMacNaughton7ESTIMATIONofRESERVESEstimatesofreserveswerepreparedbytheuseofappropriategeologic,petroleumengineering,andevaluationprinciplesandtechniquesthatareinaccordancewithpracticesgenerallyrecognizedbythepetroleumindustry,whicharepresentedinthePRMSandMonograph3andMonograph4publishedbytheSocietyofPetroleumEvaluationEngineers.Themethodorcombinationofmethodsusedintheanalysisofeachreservoirwastemperedbyexperiencewithsimilarreservoirs,stageofdevelopment,qualityandcompletenessofbasicdata,andproductionhistory.Basedonthecurrentstageof?elddevelopment,productionperformance,thedevelopmentplansprovidedbyKimmeridge,andanalysesofareasoffsettingexistingwellswithtestorproductiondata,reserveswerecategorizedasproved.Theundevelopedreservesestimateswerebasedonopportunitiesidenti?edintheplanofdevelopmentprovidedbyKimmeridge.Theproveddevelopednon-producingreservesincludethosequantitiesassociatedwithbehind-pipezonesorwellsthathavebeendrilledandcompletedbutnotyetbroughtontoproductionandincludeminorremainingcapitalexpenditureascomparedtothecostofanewwell.Kimmeridgeprovideda9-yeardevelopmentplanfortheevaluatedproperties.Kimmeridgehasrepresentedthattheprovideddevelopmentplanisconsistentwithitslong-termobjectivesandcapitalspendingprogramandthatKimmeridgehas?rmintentionstoproceedwithdevelopmentwithinthistimeframe.Accordingly,KimmeridgehasrepresentedthatitsseniormanagementiscommittedtothedevelopmentplanprovidedbyKimmeridgeandthatKimmeridgehasthe?nancialcapabilitytoexecutethedevelopmentplan,includingthedrillingandcompletionofwellsandtheinstallationofequipmentandfacilities.Fortheevaluationofunconventionalreservoirs,aperformance-basedmethodologyintegratingtheappropriategeologyandpetroleumengineeringdatawasutilizedforthisreport.Performance-basedmethodologyprimarilyincludes(1)productiondiagnostics,(2)decline-curveanalysis,and(3)model-basedanalysis(ifnecessary,basedonavailabilityofdata).Productiondiagnosticsincludedataqualitycontrol,identi?cationof?owregimes,and

DeGolyerandMacNaughton8characteristicwellperformancebehavior.Theseanalyseswereperformedforallwellgroupings(ortype-curveareas).Characteristicrate-declinepro?lesfromdiagnosticinterpretationweretranslatedtomodi?edhyperbolicratepro?les,includingoneormultipleb-exponentvaluesfollowedbyanexponentialdecline.Basedontheavailabilityofdata,model-basedanalysismaybeintegratedtoevaluatelong-termdeclinebehavior,theeffectofdynamicreservoirandfractureparametersonwellperformance,andcomplexsituationssourcedbythenatureofunconventionalreservoirs.Intheevaluationofdevelopednon-producingandundevelopedreserves,type-wellanalysiswasperformedusingwelldatafromanalogousreservoirsforwhichmorecompletehistoricalperformancedatawereavailable.DataprovidedbyKimmeridgefromwellsdrilledthroughDecember31,2023,andmadeavailableforthisevaluationwereusedtopreparethereservesestimatesherein.ThesereservesestimateswerebasedonconsiderationofdailyandmonthlyproductiondataavailableforcertainpropertiesonlythroughNovember2023.Estimatedcumulativeproduction,asofDecember31,2023,wasdeductedfromtheestimatedgrossultimaterecoverytoestimategrossreserves.Thisrequiredthatproductionbeestimatedforupto1month.Oilandcondensatereservesestimatedhereinaretoberecoveredbynormal?eldseparation.NGLreservesestimatedhereinincludepentanesandheavierfractions(C5+)andlique?edpetroleumgas(LPG),whichconsistsprimarilyofpropaneandbutanefractions,andaretheresultoflow-temperatureplantprocessing.Oil,condensate,andNGLreservesincludedintheappendixtothisreportareexpressedinbarrels(bbl).Intheseestimates,1barrelequals42UnitedStatesgallons.Forreportingpurposes,oilandcondensatereserveshavebeenestimatedseparatelyandarepresentedhereinasasummedquantity.Gasquantitiesestimatedhereinareexpressedassalesgas.Salesgasisde?nedasthetotalgastobeproducedfromthereservoirs,measuredatthepointofdelivery,afterreductionforfuelusage,?are,andshrinkageresultingfrom?eldseparationandprocessing.Gasreservesestimatedhereinarereportedassalesgas.Gasquantitiesareexpressedatatemperaturebaseof60degreesFahrenheit(?F)andatapressurebaseof14.65poundspersquareinch

DeGolyerandMacNaughton9absolute(psia).Gasquantitiesincludedintheappendixtothisreportareexpressedinthousandsofcubicfeet(Mcf).Gasquantitiesareidenti?edbythetypeofreservoirfromwhichthegaswillbeproduced.Nonassociatedgasisgasatinitialreservoirconditionswithnooilpresentinthereservoir.Associatedgasisbothgas-capgasandsolutiongas.Gas-capgasisgasatinitialreservoirconditionsandisincommunicationwithanunderlyingoilzone.Solutiongasisgasdissolvedinoilatinitialreservoirconditions.Gasquantitiesestimatedhereinincludebothassociatedandnonassociatedgas.Theestimatedgrossandnetprovedreserves,asofDecember31,2023,ofthepropertiesattributabletoKimmeridgeandBlackbrushevaluatedhereinaresummarizedasfollows,expressedinthousandsofbarrels(Mbbl)andmillionsofcubicfeet(MMcf):GrossReservesOilandCondensate(Mbbl)NGL(Mbbl)SalesGas(MMcf)KimmeridgeBlackbrushKimmeridgeBlackbrushKimmeridgeBlackbrushInterestsInterestsTotalInterestsInterestsTotalInterestsInterestsTotalProvedDevelopedProducing5318,34318,396017,02017,020504,693136,894641,587DevelopedNon-Producing00000067,545067,545TotalProvedDeveloped5318,34318,396017,02017,020572,238136,894709.132Undeveloped017,53517,535025,50225,5022,224,204247,8282,472,032TotalProved5335,87835,931042,52242,5222,796,442384,7223,181,164NetReservesOilandCondensate(Mbbl)NGL(Mbbl)SalesGas(MMcf)KimmeridgeBlackbrushKimmeridgeBlackbrushKimmeridgeBlackbrushInterestsInterestsTotalInterestsInterestsTotalInterestsInterestsTotalProvedDevelopedProducing306,3546,38408,7228,722346,30173,998420,299DevelopedNon-Producing00000050,397050,397TotalProvedDeveloped306,3546,38408,7228,722396,69873,998470,696Undeveloped08,3978,397015,10515,1051,517,560156,6191,674,179TotalProved3014,75114,781023,82723,8271,914,258230,6172,144,875

DeGolyerandMacNaughton10Theestimatedgrossandnetprovedreserves,asofDecember31,2023,ofthepropertiesevaluatedhereinaresummarizedasfollows,expressedinthousandsofbarrels(Mbbl)andmillionsofcubicfeet(MMcf):GrossReservesNetReservesOilandSalesOilandSalesCondensateNGLGasCondensateNGLGas(Mbbl)(Mbbl)(MMcf)(Mbbl)(Mbbl)(MMcf)ProvedDevelopedProducing18,39617,020641,5876,3848,722420,299DevelopedNon-Producing0067,5450050,397TotalProvedDeveloped18,39617,020709,1326,3848,722470,696Undeveloped17,53525,5022,472,0328,39715,1051,674,179TotalProved35,93142,5223,181,16414,78123,8272,144,875

DeGolyerandMacNaughton11VALUATIONofRESERVESRevenuevaluesinthisreportwereestimatedusingforecastprices,expenses,andcostsprovidedbyKimmeridge.Thefollowingeconomicassumptionswereusedforestimatingtherevenuevaluesreportedherein:Oil,Condensate,andNGLPricesOil,condensate,andNGLpriceswerecalculatedusingdifferentialsprovidedbyKimmeridgetoareferencepriceof$78.22perbarrelandheldconstantthereafter.GasPricesGaspriceswerecalculatedusingdifferentialsprovidedbyKimmeridgetoareferencepriceof$2.64permillionBtuandheldconstantthereafter.BtufactorsprovidedbyKimmeridgewereusedtoconvertpricesfromdollarspermillionBtutodollarsperthousandcubicfeet.ProductionandAdValoremTaxesProductiontaxeswerecalculatedusingthetaxratesforTexas,including,whereappropriate,abatementsforenhancedrecoveryprograms.AdvaloremtaxeswerecalculatedusingratesprovidedbyKimmeridgebasedonrecentpayments.OperatingExpenses,CapitalCosts,andAbandonmentCostsEstimatesofoperatingexpensesandfuturecapitalexpenditures,providedbyKimmeridgeandbasedonexistingeconomicconditions,wereheldconstantforthelivesoftheproperties.Incertaincases,futureexpenditures,eitherhigherorlowerthancurrentexpenditures,mayhavebeenusedbecauseofanticipatedchangesinoperatingconditions,butnogeneralescalationthatmightresultfromin?ationwasapplied.Abandonmentcosts,whicharethosecostsassociatedwiththeremovalofequipment,pluggingofwells,andreclamation

DeGolyerandMacNaughton12andrestorationassociatedwiththeabandonment,wereprovidedbyKimmeridgeandwerenotadjustedforin?ation.AttherequestofKimmeridge,abandonmentcostsandanyassociatednegativefuturenetrevenuehavebeenincludedhereinforthoseproveddevelopedproducingpropertiesforwhichreserveswereestimatedtobezero.Operatingexpenses,capitalcosts,andabandonmentcostswereconsidered,asappropriate,indeterminingtheeconomicviabilityofthedevelopednon-producingandundevelopedreservesestimatedherein.

DeGolyerandMacNaughton13Theestimatedfuturerevenuetobederivedfromtheproductionandsaleofthenetprovedreserves,asofDecember31,2023,ofthepropertiesattributabletoKimmeridgeandBlackbrushevaluatedundertheeconomicassumptionsdescribedhereinissummarizedasfollows,expressedinthousandsofdollars(M$):KimmeridgeBlackbrushInterestsInterestsTotal(M$)(M$)(M$)ProvedDevelopedProducingFutureGrossRevenue875,658915,8851,791,543ProductionandAdValoremTaxes69,55247,623117,175OperatingExpenses361,915232,825594,740CapitalCosts000AbandonmentCosts4,0182,4986,516FutureNetRevenue440,173632,9391,073,112PresentWorthat10Percent276,233373,744649,977ProvedDevelopedNon-ProducingFutureGrossRevenue125,9280125,928ProductionandAdValoremTaxes7,89707,897OperatingExpenses21,517021,517CapitalCosts7060706AbandonmentCosts1790179FutureNetRevenue95,629095,629PresentWorthat10Percent61,828061,828TotalProvedDevelopedFutureGrossRevenue1,001,586915,8851,917,471ProductionandAdValoremTaxes77,44947,623125,072OperatingExpenses383,432232,825616,257CapitalCosts7060706AbandonmentCosts4,1972,4986,695FutureNetRevenue535,802632,9391,168,741PresentWorthat10Percent338,061373,744711,805ProvedUndevelopedFutureGrossRevenue3,779,8931,441,8905,221,783ProductionandAdValoremTaxes260,21061,318321,528OperatingExpenses988,433306,1611,294,594CapitalCosts1,721,108453,3402,174,448AbandonmentCosts4,9191,6566,575FutureNetRevenue805,223619,4151,424,638PresentWorthat10Percent33,299216,225249,524TotalProvedFutureGrossRevenue4,781,4792,357,7757,139,254ProductionandAdValoremTaxes337,659108,941446,600OperatingExpenses1,371,865538,9861,910,851CapitalCosts1,721,814453,3402,175,154AbandonmentCosts9,1164,15413,270FutureNetRevenue1,341,0251,252,3542,593,379PresentWorthat10Percent371,360589,969961,329Note:Futureincometaxeshavenotbeentakenintoaccountinthepreparationoftheseestimates.

DeGolyerandMacNaughton14Theestimatedfuturerevenuetobederivedfromtheproductionandsaleofthenetprovedreserves,asofDecember31,2023,ofthepropertiesevaluatedundertheeconomicassumptionsdescribedhereinissummarizedasfollows,expressedinthousandsofdollars(M$):ProvedProvedTotalDevelopedDevelopedProvedProvedTotalProducingNon-ProducingDevelopedUndevelopedProved(M$)(M$)(M$)(M$)(M$)FutureGrossRevenue1,791,543125,9281,917,4715,221,7837,139,254ProductionandAdValoremTaxes117,1757,897125,072321,528446,600OperatingExpenses594,74021,517616,2571,294,5941,910,851CapitalCosts07067062,174,4482,175,154AbandonmentCosts6,5161796,6956,57513,270FutureNetRevenue1,073,11295,6291,168,7411,424,6382,593,379PresentWorthat10Percent649,97761,828711,805249,524961,329Note:Futureincometaxeshavenotbeentakenintoaccountinthepreparationoftheseestimates.Theappendixboundwiththisreportincludes(i)summaryprojectionsofprovedreservesandrevenuesortedbyreservescategory,(ii)summaryprojectionsofprovedreservesandrevenuesortedbyattributablepartyandreservescategory,and(iii)tabulationsofprovedreservesandrevenuesortedbyattributableparty,reservescategory,andlease.

DeGolyerandMacNaughton15SUMMARYandCONCLUSIONSKimmeridgehasrepresentedthatbothitandBlackbrushholdinterestsincertainpropertieslocatedinTexasevaluatedherein.Theestimatednetprovedreserves,asofDecember31,2023,ofthepropertiesevaluatedundertheeconomicassumptionsdescribedhereinaresummarizedasfollows,expressedinthousandsofbarrels(Mbbl)andmillionsofcubicfeet(MMcf):NetReservesOilandSalesCondensateNGLGas(Mbbl)(Mbbl)(MMcf)ProvedDevelopedProducing6,3848,722420,299DevelopedNon-Producing0050,397TotalProvedDeveloped6,3848,722470,696Undeveloped8,39715,1051,674,179TotalProved14,78123,8272,144,875Theestimatedfuturerevenueattributabletothecombinedinterestintheprovedreserves,asofDecember31,2023,ofthepropertiesevaluatedundertheeconomicassumptionsdescribedhereinissummarizedasfollows,expressedinthousandsofdollars(M$):ProvedProvedTotalDevelopedDevelopedProvedProvedTotalProducingNon-ProducingDevelopedUndevelopedProved(M$)(M$)(M$)(M$)(M$)FutureGrossRevenue1,791,543125,9281,917,4715,221,7837,139,254FutureNetRevenue1,073,11295,6291,168,7411,424,6382,593,379PresentWorthat10Percent649,97761,828711,805249,524961,329Note:Futureincometaxeshavenotbeentakenintoaccountinthepreparationoftheseestimates.Whiletheoilandgasindustrymaybesubjecttoregulatorychangesfromtimetotimethatcouldaffectanindustryparticipant'sabilitytorecoveritsreserves,wearenotawareofanysuchgovernmentalactionswhichwouldrestricttherecoveryoftheDecember31,2023,estimatedreserves.

DeGolyerandMacNaughton16DeGolyerandMacNaughtonisanindependentpetroleumengineeringconsulting?rmthathasbeenprovidingpetroleumconsultingservicesthroughouttheworldsince1936.Ourfeeswerenotcontingentontheresultsofourevaluation.ThisreporthasbeenpreparedattherequestofKimmeridge.DeGolyerandMacNaughtonhasusedallassumptions,procedures,data,andmethodsthatitconsidersnecessarytopreparethisreport.Submitted,DeGOLYERandMacNAUGHTONTexasRegisteredEngineeringFirmF-716SIGNED:February26,2024DilhanIlk,P.E.ExecutiveVicePresidentDeGolyerandMacNaughton

1These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:28,822,2494044,402,2542,824,582161,424,7542,122,1851,619,163114,291,26679.4927.212.490168,696,26544,052,443284,571,253497,319,961 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent1,484,371,6671,130,341,0931,040,558,839828,576,601677,527,533508,331,480400,361,61921,926,15172,965,912278,667,331668,430123,092,137123,092,137111,250,322111,250,3224012,506,2622,302,947119,217,8161,088,9921,286,53083,180,66179.3726.962.49386,430,77734,679,767207,386,716328,497,26013,875,44457,141,20962,861,637120,583194,498,387317,590,524168,945,599280,195,9214392,445,3653,319,385139,687,5581,092,9581,913,93098,124,64778.9326.862.49486,268,75151,413,257244,712,170382,394,17813,981,71754,666,037373,520,67454,368-59,828,618257,761,906-48,874,820231,321,1014822,762,8864,263,799209,900,7171,423,7632,562,978147,146,78478.6326.342.490111,956,23567,511,219366,434,650545,902,10421,564,00972,918,482374,045,27373,80877,300,532335,062,43853,331,602284,652,7035232,078,2302,855,061237,677,118983,3871,672,101168,791,23878.7226.442.48877,414,22144,212,987419,925,654541,552,86224,457,16987,818,688399,124,035132,74530,020,225365,082,66318,089,292302,741,9955681,631,3382,278,705257,421,887745,8771,328,247178,467,50378.8126.452.49058,782,10935,134,214444,310,044538,226,36725,676,17695,041,068314,849,20018,355102,641,568467,724,23158,547,441361,289,4365921,413,3451,931,336237,174,000638,9791,119,367152,330,23478.8326.492.48950,371,85429,653,238379,160,853459,185,94522,585,76090,414,944150,162,41961,223195,961,599663,685,830103,124,817464,414,2536201,717,6401,731,333207,327,356554,177945,042135,889,09778.8526.552.48943,695,59125,090,739338,220,363407,006,69321,548,01683,441,185158,917,219108,039142,992,234806,678,06466,312,108530,726,3616302,750,7221,872,958171,118,450763,258934,838110,329,82078.7726.412.48460,118,54624,692,791274,056,579358,867,91620,499,24478,322,64962,814,76688,481197,142,7761,003,820,84083,960,903614,687,2646261,790,4401,674,220131,746,791621,914896,82186,252,00378.7526.272.48448,973,36723,557,205214,250,817286,781,38918,244,90670,831,460074,238197,630,7851,201,451,62576,599,567691,286,8316211,342,0111,411,997109,816,241477,451759,38372,218,62178.8026.412.48637,624,69920,054,059179,557,569237,236,32717,156,91764,738,732091,078155,249,6001,356,701,22554,440,944745,727,7756141,123,9581,247,41995,258,479409,157672,69262,803,83378.8326.492.48732,253,20417,818,393156,203,671206,275,26816,005,34760,270,3920107,662129,891,8671,486,593,09241,220,335786,948,110609983,5561,133,52984,922,565364,004612,84456,082,90378.8426.532.48828,698,24616,258,313139,522,047184,478,60615,295,48856,480,388081,348112,621,3821,599,214,47432,345,237819,293,347601871,0791,037,64676,379,035326,435562,07950,500,27478.8526.552.48825,739,74214,926,290125,656,910166,322,94214,546,44953,166,7860126,94898,482,7591,697,697,23325,595,655844,889,002592787,762960,98169,608,969298,320521,43246,070,52878.8626.572.48823,524,40213,855,943114,646,003152,026,34813,310,82950,176,4600154,09388,384,9661,786,082,19920,793,699865,682,701584718,468894,25064,044,821274,074485,95342,426,99678.8626.582.48921,612,54212,918,261105,587,768140,118,57112,306,57147,957,7810148,82679,705,3931,865,787,59216,975,086882,657,787579660,045836,69559,490,124252,759454,91239,442,86778.8626.602.48919,933,66512,098,81398,170,314130,202,79211,466,19346,094,118077,92172,564,5601,938,352,15213,988,447896,646,234572603,441779,19955,234,303231,926424,08036,655,51478.8626.602.48918,289,78411,281,36191,244,213120,815,35810,650,57144,300,3270132,80065,731,6602,004,083,81211,468,307908,114,541560552,312727,88351,629,605213,684397,18934,304,38278.8626.602.48916,850,99210,565,87685,397,190112,814,0589,969,16342,721,463191,176170,75859,761,4982,063,845,3109,438,130917,552,671550507,522681,86948,440,356196,965372,33932,213,18278.8526.602.48915,531,1849,903,97280,192,503105,627,6599,387,79541,332,4530143,62554,763,7862,118,609,0967,830,006925,382,677PROVEDReserve Class:31,648,6364,282,58735,931,22364,753,47234,765,7947,756,46442,522,2582,587,520,945593,643,6643,181,164,60913,080,2651,701,06914,781,33419,541,9204,285,03023,826,9501,747,522,353397,353,0462,144,875,3991,032,766,176133,820,3761,166,586,552519,679,141113,762,251633,441,3924,349,207,287990,018,0365,339,225,3235,901,652,6041,237,600,6637,139,253,26778.9678.6778.9226.5926.5526.592.4892.4922.48919247608/2086334,453,915112,145,820446,599,7351,270,800,534640,050,5441,910,851,0782,175,153,73002,175,153,7302,635,32910,634,32713,269,6562,118,609,096474,769,9722,593,379,0682,593,379,068925,382,67735,946,003961,328,680961,328,680

2These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:28,822,2493672,858,8482,330,200116,854,3631,050,6861,299,78681,417,83879.0327.002.49283,034,74535,087,984202,891,904321,014,633 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent873,904,726767,054,403738,140,822665,550,834608,571,240536,162,641481,952,38613,838,01254,226,347514,706668,430251,767,138251,767,138240,109,358240,109,3583611,906,6491,533,24568,572,601678,234805,88246,376,29679.0827.012.49353,631,24921,769,548115,633,947191,034,7448,648,42438,278,4120120,583143,987,325395,754,463123,903,957364,013,3153581,486,3461,215,88351,954,554521,468625,88234,639,51179.0927.042.49541,241,57716,926,25586,437,084144,604,9166,716,79832,884,630054,368104,949,120500,703,58381,683,024445,696,3393531,231,6491,021,97542,642,067427,868519,48328,183,36979.0927.062.49733,840,32214,059,25370,363,288118,262,8635,624,74530,311,824073,80882,252,486582,956,06957,932,266503,628,6053461,058,896890,16236,575,203364,766448,61524,026,57979.0927.082.49828,849,92612,147,78260,009,938101,007,6466,325,55128,234,2820132,74566,315,068649,271,13742,269,220545,897,825344925,455787,35332,053,975317,127394,69320,961,09779.0927.092.49925,082,38810,692,46752,375,43588,150,2906,315,55826,273,322018,35555,543,055704,814,19232,031,637577,929,462341824,104708,89628,676,291280,246353,39218,681,13079.1027.102.50022,166,7929,578,26846,700,54778,445,6075,666,91524,227,179061,22348,490,290753,304,48225,309,550603,239,012336741,500645,38825,981,620250,271320,22616,876,81779.1127.122.50119,797,9598,682,82742,208,71070,689,4965,111,85022,725,9360108,03942,743,671796,048,15320,195,890623,434,902331673,439593,45323,833,931226,557294,03315,452,14379.1127.122.50217,923,1667,975,30938,659,73464,558,2094,834,85921,589,832088,48138,045,037834,093,19016,271,186639,706,088325612,959545,61321,844,370205,576270,07814,141,33779.1227.132.50316,265,1797,327,77835,394,92658,987,8834,670,01820,458,337074,23833,785,290867,878,48013,077,265652,783,353320565,816508,54520,196,608189,649251,26713,062,52779.1127.142.50315,004,2436,818,03032,692,60954,514,8824,530,90919,615,745091,07830,277,150898,155,63010,607,310663,390,663313522,798473,03618,752,154174,719233,69612,122,02579.1227.152.50313,823,4296,344,82230,339,78250,508,0334,200,86318,756,9760107,66227,442,532925,598,1628,703,754672,094,417308484,752443,84217,570,372161,765219,27611,350,65979.1227.152.50312,798,2145,953,17328,413,02547,164,4123,926,34818,079,975081,34825,076,741950,674,9037,198,818679,293,235300443,720414,91416,309,929147,900204,91210,528,84079.1227.152.50411,702,1675,563,34026,360,78743,626,2943,635,85217,157,0420126,94822,706,452973,381,3555,900,479685,193,714291411,643389,97615,155,266137,496192,6399,782,27679.1227.152.50410,878,2145,229,63224,491,22740,599,0733,382,37216,397,9220154,09320,664,686994,046,0414,860,672690,054,386283382,097366,03714,172,789127,577180,8489,152,86479.1227.142.50410,093,2784,908,85922,915,33337,917,4703,160,84715,777,4720148,82618,830,3251,012,876,3664,009,853694,064,239278355,064343,76913,320,883118,020169,5128,609,45279.1327.162.5049,338,3924,603,23921,557,68035,499,3112,963,83615,176,014077,92117,281,5401,030,157,9063,331,412697,395,651271326,293320,17312,450,555108,102157,8208,059,86879.1227.162.5058,553,3264,286,59220,188,87933,028,7972,763,22514,538,6270132,80015,594,1451,045,752,0512,720,512700,116,163259298,249298,29011,661,07599,215147,6747,572,04879.1127.152.5057,849,4474,009,81718,969,65930,828,9232,584,41613,923,769191,176170,75813,958,8041,059,710,8552,203,865702,320,028249274,110279,70810,946,11491,275138,6437,121,82679.1127.152.5057,220,3713,764,13717,840,63128,825,1392,420,49613,427,1300143,62512,833,8881,072,544,7431,834,913704,154,941PROVEDReserve Class:DEVELOPEDReserve Category:16,384,3872,012,17518,396,56247,218,81114,110,4582,909,42517,019,883599,524,720109,608,136709,132,8565,678,517705,4186,383,9357,228,3571,494,0888,722,445398,118,50272,578,054470,696,556449,094,38455,650,432504,744,816195,729,11240,356,973236,086,085994,445,125182,194,7821,176,639,9071,639,268,621278,202,1871,917,470,80879.0978.8979.0627.0827.0127.072.4982.5102.50014022705/2086101,321,89423,750,353125,072,247462,060,773154,196,284616,257,057705,8820705,8822,635,3294,059,2016,694,5301,072,544,74396,196,3491,168,741,0921,168,741,092704,154,9417,650,150711,805,091711,805,091

3These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:28,822,2493602,858,8482,330,20099,348,5631,050,6861,299,78668,315,57479.0327.002.49183,034,74535,087,984170,140,133288,262,862 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent800,849,265701,446,840674,514,483606,878,735553,808,042486,464,940436,172,97312,856,10752,880,9420668,430221,857,383221,857,383211,674,123211,674,1233541,906,6491,533,24560,779,856678,234805,88240,569,00879.0827.012.49353,631,24921,769,548101,122,836176,523,6338,165,37736,995,4820120,583131,242,191353,099,574112,913,457324,587,5803511,486,3461,215,88347,098,228521,468625,88231,023,70179.0927.042.49541,241,57716,926,25577,403,082135,570,9146,416,07431,949,606054,36897,150,866450,250,44075,607,500400,195,0803461,231,6491,021,97539,053,500427,868519,48325,512,58679.0927.062.49633,840,32214,059,25363,690,782111,590,3575,402,28329,521,594073,80876,592,672526,843,11253,944,426454,139,5063391,058,896890,16233,702,565364,766448,61521,889,14279.0927.082.49828,849,92612,147,78254,670,09695,667,8046,076,36927,301,9540132,74562,156,736588,999,84839,617,442493,756,948337925,455787,35329,660,630317,127394,69319,180,57779.0927.092.49925,082,38810,692,46747,927,35183,702,2065,887,19125,466,644018,35552,330,016641,329,86430,178,094523,935,042334824,104708,89626,615,415280,246353,39217,148,12179.1027.102.50022,166,7929,578,26842,870,86174,615,9215,290,12523,435,101061,22345,829,472687,159,33623,921,569547,856,611329741,500645,38824,168,800250,271320,22615,528,44579.1127.122.50119,797,9598,682,82738,840,30867,321,0944,780,44422,059,5100108,03940,373,101727,532,43719,075,674566,932,285324673,439593,45322,209,438226,557294,03314,243,93079.1127.122.50217,923,1667,975,30935,641,49761,539,9724,537,90520,969,072088,48135,944,514763,476,95115,372,824582,305,109318612,959545,61320,378,476205,576270,07813,051,13979.1227.132.50316,265,1797,327,77832,671,52256,264,4794,402,07219,876,125074,23831,912,044795,388,99512,352,172594,657,281313565,816508,54518,886,044189,649251,26712,082,91379.1127.142.50315,004,2436,818,03030,245,29952,067,5724,290,12919,102,824091,07828,583,541823,972,53610,013,897604,671,178307522,798473,03617,561,986174,719233,69611,229,40079.1227.152.50313,823,4296,344,82228,109,70148,277,9523,981,45218,292,235088,54425,915,721849,888,2578,219,584612,890,762302484,752443,84216,463,460161,765219,27610,520,47479.1227.152.50412,798,2145,953,17326,338,95445,090,3413,722,28817,635,339081,34823,651,366873,539,6236,789,629619,680,391294443,720414,91415,280,147147,900204,9129,756,50479.1227.152.50411,702,1675,563,34024,431,24641,696,7533,446,01116,731,0570126,94821,392,737894,932,3605,559,135625,239,526285411,643389,97614,189,770137,496192,6399,058,15479.1227.152.50410,878,2145,229,63222,682,14438,789,9903,204,38415,987,4910154,09319,444,022914,376,3824,573,560629,813,086277382,097366,03713,263,687127,577180,8488,471,03579.1227.142.50410,093,2784,908,85921,211,91836,214,0552,993,25315,380,6950148,82617,691,281932,067,6633,767,326633,580,412272355,064343,76912,459,376118,020169,5127,963,32279.1327.162.5049,338,3924,603,23919,943,45633,885,0872,805,01914,790,764077,92116,211,383948,279,0463,125,168636,705,580265326,293320,17311,636,006108,102157,8207,448,95779.1227.162.5058,553,3264,286,59218,662,64031,502,5582,613,06314,164,7770132,80014,591,918962,870,9642,545,687639,251,267253298,249298,29010,826,42399,215147,6746,956,81479.1127.152.5067,849,4474,009,81717,432,97729,292,2412,433,22513,517,7730170,75813,170,485976,041,4492,080,316641,331,583243274,110279,70810,145,12591,275138,6436,532,72279.1127.152.5067,220,3713,764,13716,369,25427,353,7622,275,73413,023,3460143,62511,911,057987,952,5061,702,980643,034,563PROVEDReserve Class:DEVELOPED PRODUCINGReserve Category:16,384,3872,012,17518,396,56247,218,81114,110,4582,909,42517,019,883543,727,49597,859,901641,587,3965,678,517705,4186,383,9357,228,3571,494,0888,722,445356,482,51863,817,439420,299,957449,094,38455,650,432504,744,816195,729,11240,356,973236,086,085890,406,057160,305,5961,050,711,6531,535,229,553256,313,0011,791,542,55479.0978.8979.0627.0827.0127.072.4982.5122.50014022004/208095,578,50521,596,754117,175,259449,082,331145,657,363594,739,6940002,616,2113,899,7896,516,000987,952,50685,159,0951,073,111,6011,073,111,601643,034,5636,942,704649,977,267649,977,267

4These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:070017,505,8000013,102,2642.5000032,751,77132,751,771 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent73,055,46165,607,56363,626,33958,672,09954,763,19849,697,70145,779,413981,9051,345,405514,706029,909,75529,909,75528,435,23528,435,2357007,792,745005,807,2882.4990014,511,11114,511,111483,0471,282,9300012,745,13442,654,88910,990,50039,425,7357004,856,326003,615,8102.498009,034,0029,034,002300,724935,024007,798,25450,453,1436,075,52445,501,2597003,588,567002,670,7832.498006,672,5066,672,506222,462790,230005,659,81456,112,9573,987,84049,489,0997002,872,638002,137,4372.498005,339,8425,339,842249,182932,328004,158,33260,271,2892,651,77852,140,8777002,393,345001,780,5202.498004,448,0844,448,084428,367806,678003,213,03963,484,3281,853,54353,994,4207002,060,876001,533,0092.498003,829,6863,829,686376,790792,078002,660,81866,145,1461,387,98155,382,4017001,812,820001,348,3722.498003,368,4023,368,402331,406666,426002,370,57068,515,7161,120,21656,502,6177001,624,493001,208,2132.498003,018,2373,018,237296,954620,760002,100,52370,616,239898,36257,400,9797001,465,894001,090,1982.498002,723,4042,723,404267,946582,212001,873,24672,489,485725,09358,126,0727001,310,56400979,6142.498002,447,3102,447,310240,780512,921001,693,60974,183,094593,41358,719,4856001,190,16800892,6252.498002,230,0812,230,081219,411464,741019,1181,526,81175,709,905484,17059,203,6556001,106,91200830,1852.498002,074,0712,074,071204,060444,636001,425,37577,135,280409,18959,612,8446001,029,78200772,3362.498001,929,5411,929,541189,841425,985001,313,71578,448,995341,34459,954,188600965,49600724,1222.498001,809,0831,809,083177,988410,431001,220,66479,669,659287,11260,241,300600909,10200681,8292.498001,703,4151,703,415167,594396,777001,139,04480,808,703242,52760,483,827600861,50700646,1302.498001,614,2241,614,224158,817385,250001,070,15781,878,860206,24460,690,071600814,54900610,9112.498001,526,2391,526,239150,162373,850001,002,22782,881,087174,82560,864,896600834,65200615,2342.498001,536,6821,536,682151,191405,996191,1760788,31983,669,406123,54960,988,445600800,98900589,1042.498001,471,3771,471,377144,762403,78400922,83184,592,237131,93361,120,378PROVEDReserve Class:DEVELOPED NON-PRODUCINGReserve Category:000000055,797,22511,748,23567,545,46000000041,635,9848,760,61550,396,599000000104,039,06821,889,186125,928,254104,039,06821,889,186125,928,2542.4992.4992.4990705/20865,743,3892,153,5997,896,98812,978,4428,538,92121,517,363705,8820705,88219,118159,412178,53084,592,23711,037,25495,629,49195,629,49161,120,378707,44661,827,82461,827,824

5These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:0371,543,406494,38244,570,3911,071,499319,37732,873,42879.9528.072.48585,661,5208,964,45981,679,349176,305,328 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent610,466,941363,286,690302,418,017163,025,76768,956,293-27,831,161-81,590,7678,088,13918,739,565278,152,6250-128,675,001-128,675,001-128,859,036-128,859,03640599,613769,70250,645,215410,758480,64836,804,36579.8526.862.49332,799,52812,910,21991,752,769137,462,5165,227,02018,862,79762,861,637050,511,062-78,163,93945,041,642-83,817,39481959,0192,103,50287,733,004571,4901,288,04863,485,13678.7926.772.49345,027,17434,487,002158,275,086237,789,2627,264,91921,781,407373,520,6740-164,777,738-242,941,677-130,557,844-214,375,2381291,531,2373,241,824167,258,650995,8952,043,495118,963,41578.4426.162.48978,115,91353,451,966296,071,362427,639,24115,939,26442,606,658374,045,2730-4,951,954-247,893,631-4,600,664-218,975,9021771,019,3341,964,899201,101,915618,6211,223,486144,764,65978.5026.212.48648,564,29532,065,205359,915,716440,545,21618,131,61859,584,406399,124,0350-36,294,843-284,188,474-24,179,928-243,155,830224705,8831,491,352225,367,912428,750933,554157,506,40678.6026.182.48833,699,72124,441,747391,934,609450,076,07719,360,61868,767,746314,849,200047,098,513-237,089,96126,515,804-216,640,026251589,2411,222,440208,497,709358,733765,975133,649,10478.6226.212.48828,205,06220,074,970332,460,306380,740,33816,918,84566,187,765150,162,4190147,471,309-89,618,65277,815,267-138,824,759284976,1401,085,945181,345,736303,906624,816119,012,28078.6426.262.48723,897,63216,407,912296,011,653336,317,19716,436,16660,715,249158,917,2190100,248,56310,629,91146,116,218-92,708,5412992,077,2831,279,505147,284,519536,701640,80594,877,67778.6226.092.48142,195,38016,717,482235,396,845294,309,70715,664,38556,732,81762,814,7660159,097,739169,727,65067,689,717-25,018,8243011,177,4811,128,607109,902,421416,338626,74372,110,66678.5625.892.48032,708,18816,229,427178,855,891227,793,50613,574,88850,373,12300163,845,495333,573,14563,522,30238,503,478301776,195903,45289,619,633287,802508,11659,156,09478.6026.052.48322,620,45613,236,029146,864,960182,721,44512,626,00845,122,98700124,972,450458,545,59543,833,63482,337,112301601,160774,38376,506,325234,438438,99650,681,80878.6126.142.48318,429,77511,473,571125,863,889155,767,23511,804,48441,513,41600102,449,335560,994,93032,516,581114,853,693301498,804689,68767,352,193202,239393,56844,732,24478.6226.182.48415,900,03210,305,140111,109,022137,314,19411,369,14038,400,4130087,544,641648,539,57125,146,419140,000,112301427,359622,73260,069,106178,535357,16739,971,43478.6326.212.48414,037,5759,362,95099,296,123122,696,64810,910,59736,009,7440075,776,307724,315,87819,695,176159,695,288301376,119571,00554,453,703160,824328,79336,288,25278.6326.242.48412,646,1888,626,31190,154,776111,427,2759,928,45733,778,5380067,720,280792,036,15815,933,027175,628,315301336,371528,21349,872,032146,497305,10533,274,13278.6326.252.48511,519,2648,009,40282,672,435102,201,1019,145,72432,180,3090060,875,068852,911,22612,965,233188,593,548301304,981492,92646,169,241134,739285,40030,833,41578.6326.262.48510,595,2737,495,57476,612,63494,703,4818,502,35730,918,1040055,283,020908,194,24610,657,035199,250,583301277,148459,02642,783,748123,824266,26028,595,64678.6426.272.4859,736,4586,994,76971,055,33487,786,5617,887,34629,761,7000050,137,515958,331,7618,747,795207,998,378301254,063429,59339,968,530114,469249,51526,732,33478.6426.282.4859,001,5456,556,05966,427,53181,985,1357,384,74728,797,6940045,802,6941,004,134,4557,234,265215,232,643301233,412402,16137,494,242105,690233,69625,091,35678.6326.272.4858,310,8136,139,83562,351,87276,802,5206,967,29927,905,3230041,929,8981,046,064,3535,995,093221,227,736PROVEDReserve Class:UNDEVELOPEDReserve Category:15,264,2492,270,41217,534,66117,534,66120,655,3364,847,03925,502,3751,987,996,225484,035,5282,472,031,7537,401,748995,6518,397,39912,313,5632,790,94215,104,5051,349,403,851324,774,9921,674,178,843583,671,79278,169,944661,841,736323,950,02973,405,278397,355,3073,354,762,162807,823,2544,162,585,4164,262,383,983959,398,4765,221,782,45978.8678.5178.8226.3126.3026.312.4862.4872.4865224908/2086233,132,02188,395,467321,527,488808,739,761485,854,2601,294,594,0212,174,447,84802,174,447,84806,575,1266,575,1261,046,064,353378,573,6231,424,637,9761,424,637,976221,227,73628,295,853249,523,589249,523,589

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7These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY KIMMERIDGE PROVED. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 DEVELOPED PRODUCING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 DEVELOPED NON-PRODUCING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 UNDEVELOPED. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 BBOG PROVED. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 DEVELOPED PRODUCING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 UNDEVELOPED. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

8THIS PAGE LEFT BLANK INTENTIONALLY

9These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:325,8012166,8870138,411,1503,8960100,700,16078.222.501304,5940251,883,626252,188,220 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent668,238,829464,854,767414,825,957300,269,758222,834,497142,586,40597,035,19811,161,91543,845,573165,737,365394,53231,048,83531,048,83526,486,32026,486,3202155,763097,595,1783,259070,556,86678.222.503254,9050176,577,675176,832,5808,011,63634,589,58733,722,00672,083100,437,268131,486,10386,755,815113,242,1352294,9250110,756,9482,782080,731,99578.222.501217,5300201,911,931202,129,4618,117,33129,300,534188,203,03929,368-23,520,811107,965,292-20,280,75292,961,3832644,2230167,485,9362,3810120,353,25378.222.499186,5660300,775,329300,961,89514,081,36037,373,510347,928,15159,956-98,481,0829,484,210-70,578,75722,382,6263053,6900211,361,2612,0850152,597,78678.222.495162,9320380,747,856380,910,78819,128,71662,471,841392,301,83682,745-93,074,350-83,590,140-60,280,729-37,898,1033463,2290235,492,6351,8220164,930,18578.222.494142,6620411,332,806411,475,46821,451,05272,912,961290,296,31818,35526,796,782-56,793,35815,160,936-22,737,1673702,8510218,740,2801,6130140,994,49478.222.494126,0110351,583,601351,709,61218,901,85969,962,636149,433,33036,223113,375,56456,582,20659,957,18237,220,0153932,5230191,618,5911,4240126,572,59578.222.494111,5600315,608,786315,720,34618,345,82765,287,437154,000,41058,03978,028,633134,610,83935,673,90372,893,9183952,2540155,871,8071,2750101,781,90778.222.49499,2950253,862,750253,962,04516,258,58059,229,841014,684178,458,940313,069,77976,507,990149,401,9083941,9950116,691,3191,125077,304,21278.222.49588,2640192,905,664192,993,92814,415,13252,054,389019,118126,505,289439,575,06849,030,718198,432,6263891,781097,101,9941,003064,690,60478.222.49678,6770161,471,506161,550,18313,753,73847,691,716091,078100,013,651539,588,71935,071,719233,504,3453821,588084,114,210899056,230,67378.222.49770,3410140,381,903140,452,24412,869,49044,443,8490107,66283,031,243622,619,96226,351,297259,855,6423801,422074,810,812802050,124,86978.222.49762,5880125,159,686125,222,27412,083,06941,411,150029,36871,698,687694,318,64920,592,122280,447,7643761,200067,122,350679045,048,03978.222.49753,2010112,498,259112,551,46011,072,02138,810,785069,05262,599,602756,918,25116,269,778296,717,5423691,076061,034,952612041,020,64078.222.49747,6800102,448,983102,496,66310,082,93236,254,5950130,88556,028,251812,946,50213,181,706309,899,248362970056,061,633545037,723,99378.222.49842,868094,221,56394,264,4319,273,13734,439,7870135,19650,416,311863,362,81310,737,248320,636,496357864052,011,927491035,037,28778.222.49838,374087,511,97387,550,3478,612,67432,989,398077,92145,870,354909,233,1678,842,634329,479,130352767048,259,936436032,544,49278.222.49834,140081,288,60881,322,7488,000,09831,641,069083,34641,598,235950,831,4027,257,634336,736,764346667045,108,784379030,452,61478.222.49829,621076,062,80976,092,4307,485,64730,458,760191,17695,81937,861,028988,692,4305,978,838342,715,602338601042,327,358340028,600,45278.222.49826,689071,435,30071,461,9897,030,12729,447,0160138,87934,845,9671,023,538,3974,981,963347,697,565KIMMERIDGEProperties:PROVEDReserve Class:49,2764,03053,306379,1070002,271,979,061524,463,2712,796,442,33227,8482,29830,1460001,557,997,116356,261,2081,914,258,3242,178,498179,6082,358,1060003,889,670,614889,449,9604,779,120,5743,891,849,112889,629,5684,781,478,68078.2278.2278.222.4972.4972.497041708/2086250,136,34187,522,567337,658,908894,616,434477,248,0861,371,864,5201,721,813,63101,721,813,6311,744,3097,371,7899,116,0981,023,538,397317,487,1261,341,025,5231,341,025,523347,697,56523,662,391371,359,956371,359,956

10These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:325,8011926,887080,443,2143,896057,342,49578.222.507304,5940143,732,841144,037,435 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent335,358,156296,502,146285,909,958259,170,294238,029,390210,958,100190,525,6337,135,31434,442,5130394,532102,065,076102,065,07697,461,11897,461,1181885,763048,334,2923,259033,691,09178.222.514254,905084,705,37384,960,2784,455,17623,356,822072,08357,076,197159,141,27349,116,121146,577,2391864,925037,278,3532,782025,693,95078.222.518217,530064,704,71164,922,2413,553,99620,120,695029,36841,218,182200,359,45532,084,703178,661,9421824,223030,833,2752,381021,099,60978.222.521186,566053,188,09553,374,6613,028,30618,775,130059,95631,511,269231,870,72422,200,395200,862,3371773,690026,565,1152,085018,085,72478.222.523162,932045,624,46245,787,3943,937,01017,333,269082,74524,434,370256,305,09415,578,836216,441,1731763,229023,361,0261,822015,839,46378.222.524142,662039,983,93940,126,6013,943,74816,077,738018,35520,086,760276,391,85411,584,036228,025,2091742,851020,951,3241,613014,157,46078.222.526126,011035,756,61435,882,6253,526,67814,603,550036,22317,716,174294,108,0289,247,342237,272,5511712,523019,016,1841,424012,817,88278.222.527111,560032,386,68032,498,2403,194,11713,741,368058,03915,504,716309,612,7447,326,243244,598,7941702,254017,474,2201,275011,755,10078.222.52899,295029,711,48429,810,7792,930,06013,053,997014,68413,812,038323,424,7825,907,207250,506,0011691,995016,025,3691,125010,763,41078.222.52888,264027,213,95627,302,2202,683,58012,336,000019,11812,263,522335,688,3044,746,424255,252,4251641,781014,830,8371,00309,955,18278.222.52878,677025,169,34825,248,0252,481,72611,744,296091,07810,930,925346,619,2293,828,944259,081,3691581,588013,803,95089909,262,29178.222.52870,341023,417,50823,487,8492,308,82511,243,062088,5449,847,418356,466,6473,123,169262,204,5381561,422012,937,99380208,675,60978.222.52962,588021,937,14221,999,7302,162,64010,810,978029,3688,996,744365,463,3912,582,994264,787,5321521,200011,981,86867908,030,63778.222.52953,201020,310,96420,364,1652,001,96710,210,185069,0528,082,961373,546,3522,100,499266,888,0311451,076011,089,79061207,435,88278.222.53047,680018,809,12618,856,8061,853,8419,587,1410130,8857,284,939380,831,2911,713,523268,601,554138970010,352,87454506,947,39478.222.53042,868017,574,31717,617,1851,732,0159,125,7410135,1966,624,233387,455,5241,410,375270,011,92913386409,721,76649106,531,61878.222.52938,374016,519,71016,558,0841,627,9438,736,235077,9216,115,985393,571,5091,179,079271,191,00812876709,081,41243606,112,38978.222.52934,140015,459,97815,494,1181,523,3888,352,435083,3465,534,949399,106,458965,515272,156,52312266708,445,48137905,705,05178.222.52929,621014,429,13214,458,7531,421,6647,925,957095,8195,015,313404,121,771792,098272,948,62111460107,912,18534005,357,26078.222.52926,689013,547,95713,574,6461,334,7557,603,2470138,8794,497,765408,619,536642,934273,591,555KIMMERIDGEProperties:PROVEDReserve Class:DEVELOPED PRODUCINGReserve Category:49,2764,03053,306379,107000430,440,52874,252,884504,693,41227,8482,29830,146000295,259,49751,042,016346,301,5132,178,498179,6082,358,106000744,183,337129,116,037873,299,374746,361,835129,295,645875,657,48078.2278.2278.222.5202.5302.522019201/207956,836,74912,715,42369,552,172279,180,35982,734,241361,914,6000001,725,1912,292,9574,018,148408,619,53631,553,024440,172,560440,172,560273,591,5552,641,692276,233,247276,233,247

11These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:070017,505,8000013,102,2642.5000032,751,77132,751,771 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent73,055,46165,607,56363,626,33958,672,09954,763,19849,697,70145,779,413981,9051,345,405514,706029,909,75529,909,75528,435,23528,435,2357007,792,745005,807,2882.4990014,511,11114,511,111483,0471,282,9300012,745,13442,654,88910,990,50039,425,7357004,856,326003,615,8102.498009,034,0029,034,002300,724935,024007,798,25450,453,1436,075,52445,501,2597003,588,567002,670,7832.498006,672,5066,672,506222,462790,230005,659,81456,112,9573,987,84049,489,0997002,872,638002,137,4372.498005,339,8425,339,842249,182932,328004,158,33260,271,2892,651,77852,140,8777002,393,345001,780,5202.498004,448,0844,448,084428,367806,678003,213,03963,484,3281,853,54353,994,4207002,060,876001,533,0092.498003,829,6863,829,686376,790792,078002,660,81866,145,1461,387,98155,382,4017001,812,820001,348,3722.498003,368,4023,368,402331,406666,426002,370,57068,515,7161,120,21656,502,6177001,624,493001,208,2132.498003,018,2373,018,237296,954620,760002,100,52370,616,239898,36257,400,9797001,465,894001,090,1982.498002,723,4042,723,404267,946582,212001,873,24672,489,485725,09358,126,0727001,310,56400979,6142.498002,447,3102,447,310240,780512,921001,693,60974,183,094593,41358,719,4856001,190,16800892,6252.498002,230,0812,230,081219,411464,741019,1181,526,81175,709,905484,17059,203,6556001,106,91200830,1852.498002,074,0712,074,071204,060444,636001,425,37577,135,280409,18959,612,8446001,029,78200772,3362.498001,929,5411,929,541189,841425,985001,313,71578,448,995341,34459,954,188600965,49600724,1222.498001,809,0831,809,083177,988410,431001,220,66479,669,659287,11260,241,300600909,10200681,8292.498001,703,4151,703,415167,594396,777001,139,04480,808,703242,52760,483,827600861,50700646,1302.498001,614,2241,614,224158,817385,250001,070,15781,878,860206,24460,690,071600814,54900610,9112.498001,526,2391,526,239150,162373,850001,002,22782,881,087174,82560,864,896600834,65200615,2342.498001,536,6821,536,682151,191405,996191,1760788,31983,669,406123,54960,988,445600800,98900589,1042.498001,471,3771,471,377144,762403,78400922,83184,592,237131,93361,120,378KIMMERIDGEProperties:PROVEDReserve Class:DEVELOPED NON-PRODUCINGReserve Category:000000055,797,22511,748,23567,545,46000000041,635,9848,760,61550,396,599000000104,039,06821,889,186125,928,254104,039,06821,889,186125,928,2542.4992.4992.4990705/20865,743,3892,153,5997,896,98812,978,4428,538,92121,517,363705,8820705,88219,118159,412178,53084,592,23711,037,25495,629,49195,629,49161,120,378707,44661,827,82461,827,824

12These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:0170040,462,1360030,255,4012.4920075,399,01475,399,014 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent259,825,212102,745,05865,289,660-17,572,635-69,958,091-118,069,396-139,269,8483,044,6968,057,655165,222,6590-100,925,996-100,925,996-99,410,033-99,410,033200041,468,1410031,058,4872.4910077,361,19177,361,1913,073,4139,949,83533,722,006030,615,937-70,310,05926,649,194-72,760,839360068,622,2690051,422,2352.49300128,173,218128,173,2184,262,6118,244,815188,203,0390-72,537,247-142,847,306-58,440,979-131,201,8187500133,064,0940096,582,8612.49400240,914,728240,914,72810,830,59217,808,150347,928,1510-135,652,165-278,499,471-96,766,992-227,968,81012100181,923,50800132,374,6252.49100329,783,552329,783,55214,942,52444,206,244392,301,8360-121,667,052-400,166,523-78,511,343-306,480,15316300209,738,26400147,310,2022.49100366,900,783366,900,78317,078,93756,028,545290,296,31803,496,983-396,669,5401,723,357-304,756,79618900195,728,08000125,304,0252.49000311,997,301311,997,30114,998,39154,567,008149,433,330092,998,572-303,670,96849,321,859-255,434,93721500170,789,58700112,406,3412.49000279,853,704279,853,70414,820,30450,879,643154,000,410060,153,347-243,517,62127,227,444-228,207,49321800136,773,0940088,818,5942.49000221,133,029221,133,02913,031,56645,555,08400162,546,379-80,971,24269,702,421-158,505,0722180099,200,0560065,450,6042.49000162,968,304162,968,30411,463,60639,136,17700112,368,52131,397,27943,559,201-114,945,8712180080,960,5930053,755,8082.49000133,854,848133,854,84811,031,23235,434,4990087,389,117118,786,39630,649,362-84,296,5092180069,120,0920046,075,7572.49000114,734,314114,734,31410,341,25432,736,0460071,657,014190,443,41022,743,958-61,552,5512180060,765,9070040,619,0752.49000101,148,473101,148,4739,716,36930,155,5360061,276,568251,719,97817,599,939-43,952,6122180054,110,7000036,245,0662.4900090,257,75490,257,7548,880,21328,174,6150053,202,926304,922,90413,827,935-30,124,6772180048,979,6660032,860,6362.4900081,830,77481,830,7748,051,10326,257,0230047,522,648352,445,55211,181,071-18,943,6062180044,799,6570030,094,7702.4900074,943,83174,943,8317,373,52824,917,2690042,653,034395,098,5869,084,346-9,859,2602180041,428,6540027,859,5392.4900069,378,03969,378,0396,825,91423,867,9130038,684,212433,782,7987,457,311-2,401,9492180038,363,9750025,821,1922.4900064,302,39164,302,3916,326,54822,914,7840035,061,059468,843,8576,117,2943,715,3452180035,828,6510024,132,3292.4900060,096,99560,096,9955,912,79222,126,8070032,057,396500,901,2535,063,1918,778,5362180033,614,1840022,654,0882.4900056,415,96656,415,9665,550,61021,439,9850029,425,371530,326,6244,207,09612,985,632KIMMERIDGEProperties:PROVEDReserve Class:UNDEVELOPEDReserve Category:00000001,785,741,308438,462,1522,224,203,4600000001,221,101,635296,458,5771,517,560,2120000003,041,448,209738,444,7373,779,892,9463,041,448,209738,444,7373,779,892,9462.4912.4912.491021808/2086187,556,20372,653,545260,209,748602,457,633385,974,924988,432,5571,721,107,74901,721,107,74904,919,4204,919,420530,326,624274,896,848805,223,472805,223,47212,985,63220,313,25333,298,88533,298,885

13These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:28,496,4481884,395,3672,824,58223,013,6042,118,2891,619,16313,591,10679.4927.212.405168,391,67144,052,44332,687,627245,131,741 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent816,132,838665,486,326625,732,882528,306,843454,693,036365,745,075303,326,42110,764,23629,120,339112,929,966273,89892,043,30292,043,30284,764,00284,764,0021862,500,4992,302,94721,622,6381,085,7331,286,53012,623,79579.3726.962.44186,175,87234,679,76730,809,041151,664,6805,863,80822,551,62229,139,63148,50094,061,119186,104,42182,189,784166,953,7862102,440,4403,319,38528,930,6101,090,1761,913,93017,392,65278.9326.862.46186,051,22151,413,25742,800,239180,264,7175,864,38625,365,503185,317,63525,000-36,307,807149,796,614-28,594,068138,359,7182182,758,6634,263,79942,414,7811,421,3822,562,97826,793,53178.6326.342.451111,769,66967,511,21965,659,321244,940,2097,482,64935,544,97226,117,12213,852175,781,614325,578,228123,910,359262,270,0772182,074,5402,855,06126,315,857981,3021,672,10116,193,45278.7226.442.41977,251,28944,212,98739,177,798160,642,0745,328,45325,346,8476,822,19950,000123,094,575448,672,80378,370,021340,640,0982221,628,1092,278,70521,929,252744,0551,328,24713,537,31878.8126.452.43658,639,44735,134,21432,977,238126,750,8994,225,12422,128,10724,552,882075,844,786524,517,58943,386,505384,026,6032221,410,4941,931,33618,433,720637,3661,119,36711,335,74078.8326.492.43350,245,84329,653,23827,577,252107,476,3333,683,90120,452,308729,08925,00082,586,035607,103,62443,167,635427,194,2382271,715,1171,731,33315,708,765552,753945,0429,316,50278.8526.552.42743,584,03125,090,73922,611,57791,286,3473,202,18918,153,7484,916,80950,00064,963,601672,067,22530,638,205457,832,4432352,748,4681,872,95815,246,643761,983934,8388,547,91378.7726.412.36260,019,25124,692,79120,193,829104,905,8714,240,66419,092,80862,814,76673,79718,683,836690,751,0617,452,913465,285,3562321,788,4451,674,22015,055,472620,789896,8218,947,79178.7526.272.38648,885,10323,557,20521,345,15393,787,4613,829,77418,777,071055,12071,125,496761,876,55727,568,849492,854,2052321,340,2301,411,99712,714,247476,448759,3837,528,01778.8026.412.40237,546,02220,054,05918,086,06375,686,1443,403,17917,047,0160055,235,949817,112,50619,369,225512,223,4302321,122,3701,247,41911,144,269408,258672,6926,573,16078.8326.492.40732,182,86317,818,39315,821,76865,823,0243,135,85715,826,5430046,860,624863,973,13014,869,038527,092,468229982,1341,133,52910,111,753363,202612,8445,958,03478.8426.532.41128,635,65816,258,31314,362,36159,256,3323,212,41915,069,238051,98040,922,695904,895,82511,753,115538,845,583225869,8791,037,6469,256,685325,756562,0795,452,23578.8526.552.41325,686,54114,926,29013,158,65153,771,4823,474,42814,356,001057,89635,883,157940,778,9829,325,877548,171,460223786,686960,9818,574,017297,708521,4325,049,88878.8626.572.41523,476,72213,855,94312,197,02049,529,6853,227,89713,921,865023,20832,356,715973,135,6977,611,993555,783,453222717,498894,2507,983,188273,529485,9534,703,00378.8626.582.41721,569,67412,918,26111,366,20545,854,1403,033,43413,517,994013,63029,289,0821,002,424,7796,237,838562,021,291222659,181836,6957,478,197252,268454,9124,405,58078.8726.602.41919,895,29112,098,81310,658,34142,652,4452,853,51913,104,7200026,694,2061,029,118,9855,145,813567,167,104220602,674779,1996,974,367231,490424,0804,111,02278.8626.602.42218,255,64411,281,3619,955,60539,492,6102,650,47312,659,258049,45424,133,4251,053,252,4104,210,673571,377,777214551,645727,8836,520,821213,305397,1893,851,76878.8626.602.42316,821,37110,565,8769,334,38136,721,6282,483,51612,262,703074,93921,900,4701,075,152,8803,459,292574,837,069212506,921681,8696,112,998196,625372,3393,612,73078.8526.602.42415,504,4959,903,9728,757,20334,165,6702,357,66811,885,43704,74619,917,8191,095,070,6992,848,043577,685,112BBOGProperties:PROVEDReserve Class:31,599,3604,278,55735,877,91764,374,36534,765,7947,756,46442,522,258315,541,88469,180,393384,722,27713,052,4171,698,77114,751,18819,541,9204,285,03023,826,950189,525,23741,091,838230,617,0751,030,587,678133,640,7681,164,228,446519,679,141113,762,251633,441,392459,536,673100,568,076560,104,7492,009,803,492347,971,0952,357,774,58778.9678.6778.9226.5926.5526.592.4252.4472.4291925912/208184,317,57424,623,253108,940,827376,184,100162,802,458538,986,558453,340,0990453,340,099891,0203,262,5384,153,5581,095,070,699157,282,8461,252,353,5451,252,353,545577,685,11212,283,612589,968,724589,968,724

14These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:28,496,4481682,851,9612,330,20018,905,3491,046,7901,299,78610,973,07979.0327.002.40782,730,15135,087,98426,407,292144,225,427 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent465,491,109404,944,694388,604,525347,708,441315,778,652275,506,840245,647,3405,720,79318,438,4290273,898119,792,307119,792,307114,213,005114,213,0051661,900,8861,533,24512,445,564674,975805,8826,877,91779.0827.012.38753,376,34421,769,54816,417,46391,563,3553,710,20113,638,660048,50074,165,994193,958,30163,797,336178,010,3411651,481,4211,215,8839,819,875518,686625,8825,329,75179.0927.042.38341,024,04716,926,25512,698,37170,648,6732,862,07811,828,911025,00055,932,684249,890,98543,522,797221,533,1381641,227,4261,021,9758,220,225425,487519,4834,412,97779.1027.062.38033,653,75614,059,25310,502,68758,215,6962,373,97710,746,464013,85245,081,403294,972,38831,744,031253,277,1691621,055,206890,1627,137,450362,681448,6153,803,41879.1027.082.37828,686,99412,147,7829,045,63449,880,4102,139,3599,968,685050,00037,722,366332,694,75424,038,606277,315,775161922,226787,3536,299,604315,305394,6933,341,11479.1027.092.37724,939,72610,692,4677,943,41243,575,6051,943,4439,388,9060032,243,256364,938,01018,594,058295,909,833160821,253708,8965,664,091278,633353,3922,990,66179.1027.102.37922,040,7819,578,2687,114,24738,733,2961,763,4478,831,551025,00028,113,298393,051,30814,674,227310,584,060158738,977645,3885,152,616248,847320,2262,710,56379.1127.122.38119,686,3998,682,8276,453,62834,822,8541,586,3278,318,142050,00024,868,385417,919,69311,749,431322,333,491154671,185593,4534,735,218225,282294,0332,488,83079.1227.122.38317,823,8717,975,3095,930,01331,729,1931,607,8457,915,075073,79722,132,476440,052,1699,465,617331,799,108149610,964545,6134,353,107204,451270,0782,287,72979.1227.132.38616,176,9157,327,7785,457,56628,962,2591,718,4927,540,125055,12019,648,522459,700,6917,605,748339,404,856149564,035508,5454,055,207188,646251,2672,127,73179.1227.142.38614,925,5666,818,0305,075,95126,819,5471,808,4037,358,5280017,652,616477,353,3076,184,953345,589,809149521,210473,0363,758,036173,820233,6961,967,10979.1227.152.38513,753,0886,344,8224,692,19324,790,1031,672,6277,049,1730016,068,303493,421,6105,096,415350,686,224146483,330443,8423,525,467160,963219,2761,844,86579.1227.152.38612,735,6265,953,1734,401,81223,090,6111,559,6486,824,361051,98014,654,622508,076,2324,206,635354,892,859142442,520414,9143,298,279147,221204,9121,725,86779.1227.152.38711,648,9665,563,3404,120,28221,332,5881,444,0446,520,872057,89613,309,776521,386,0083,458,636358,351,495140410,567389,9763,099,980136,884192,6391,622,27279.1227.152.38710,830,5345,229,6323,873,01819,933,1841,350,5436,400,350023,20812,159,083533,545,0912,860,037361,211,532139381,127366,0372,910,813127,032180,8481,523,64179.1227.142.38710,050,4104,908,8593,637,60118,596,8701,261,2386,254,954013,63011,067,048544,612,1392,356,951363,568,483139354,200343,7692,737,610117,529169,5121,431,70479.1327.162.3919,300,0184,603,2393,423,74617,327,0031,177,0766,054,5290010,095,398554,707,5371,946,089365,514,572137325,526320,1732,554,594107,666157,8201,336,56879.1327.162.3968,519,1864,286,5923,202,66216,008,4401,089,6755,812,342049,4549,056,969563,764,5061,580,172367,094,744131297,582298,2902,380,94298,836147,6741,251,76379.1227.152.4007,819,8264,009,8173,003,84514,833,4881,011,5615,591,816074,9398,155,172571,919,6781,288,218368,382,962129273,509279,7082,232,94090,935138,6431,175,46279.1127.152.4007,193,6823,764,1372,821,29713,779,116940,9795,420,09904,7467,413,292579,332,9701,060,046369,443,008BBOGProperties:PROVEDReserve Class:DEVELOPED PRODUCINGReserve Category:16,335,1112,008,14518,343,25646,839,70414,110,4582,909,42517,019,883113,286,96723,607,017136,893,9845,650,669703,1206,353,7897,228,3571,494,0888,722,44561,223,02112,775,42373,998,444446,915,88655,470,824502,386,710195,729,11240,356,973236,086,085146,222,72031,189,559177,412,279788,867,718127,017,356915,885,07479.0978.8979.0727.0827.0127.072.3882.4412.3981402804/208038,741,7568,881,33147,623,087169,901,97262,923,122232,825,094000891,0201,606,8322,497,852579,332,97053,606,071632,939,041632,939,041369,443,0084,301,012373,744,020373,744,020

15These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUEAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOSEC PRICEKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPSENSITIVITY20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31GrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasProductionProductionProductionProductionProductionProductionCompletions(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SubtotalRemainingTotalCumulativeUltimate20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Oil andNatural GasFuture GrossFuture GrossFuture GrossFuture GrossCondLiquidsGasRevenueRevenueRevenueRevenuePricesPricesPricesOil and CondNGLGasTotal($/bbl)($/bbl)($/Mcf)($)($)($)($)SubtotalRemainingTotal20242025202620272028202920302031203220332034203520362037203820392040204120422043YearEndingDec 31Production &Ad ValoremOperatingCapitalAbandonmentTaxesExpensesCostsCosts($)($)($)($)Future Net RevenuePresent Worth at 10 PercentAnnualCumulative($)($)AnnualCumulative($)($)Gross CompletionsOilGasInterests (Percent)DateWorkingRevenuePresent Worth Profile ($)SubtotalRemainingTotalMonth of Last Production:0201,543,406494,3824,108,2551,071,499319,3772,618,02779.9528.072.39985,661,5208,964,4596,280,335100,906,314 5.00 Percent 8.00 Percent 9.00 Percent 12.00 Percent 15.00 Percent 20.00 Percent 25.00 Percent350,641,729260,541,632237,128,357180,598,402138,914,38490,238,23557,679,0815,043,44310,681,910112,929,9660-27,749,005-27,749,005-29,449,003-29,449,00320599,613769,7029,177,074410,758480,6485,745,87879.8526.862.50532,799,52812,910,21914,391,57860,101,3252,153,6078,912,96229,139,631019,895,125-7,853,88018,392,448-11,056,55545959,0192,103,50219,110,735571,4901,288,04812,062,90178.7926.772.49545,027,17434,487,00230,101,868109,616,0443,002,30813,536,592185,317,6350-92,240,491-100,094,371-72,116,865-83,173,420541,531,2373,241,82434,194,556995,8952,043,49522,380,55478.4426.162.46478,115,91353,451,96655,156,634186,724,5135,108,67224,798,50826,117,1220130,700,21130,605,84092,166,3288,992,908561,019,3341,964,89919,178,407618,6211,223,48612,390,03478.5026.212.43248,564,29532,065,20530,132,164110,761,6643,189,09415,378,1626,822,199085,372,209115,978,04954,331,41563,324,32361705,8831,491,35215,629,648428,750933,55410,196,20478.6026.182.45533,699,72124,441,74725,033,82683,175,2942,281,68112,739,20124,552,882043,601,530159,579,57924,792,44788,116,77062589,2411,222,44012,769,629358,733765,9758,345,07978.6226.212.45228,205,06220,074,97020,463,00568,743,0371,920,45411,620,757729,089054,472,737214,052,31628,493,408116,610,17869976,1401,085,94510,556,149303,906624,8166,605,93978.6426.262.44623,897,63216,407,91216,157,94956,463,4931,615,8629,835,6064,916,809040,095,216254,147,53218,888,774135,498,952812,077,2831,279,50510,511,425536,701640,8056,059,08378.6226.092.35442,195,38016,717,48214,263,81673,176,6782,632,81911,177,73362,814,7660-3,448,640250,698,892-2,012,704133,486,248831,177,4811,128,60710,702,365416,338626,7436,660,06278.5625.892.38632,708,18816,229,42715,887,58764,825,2022,111,28211,236,9460051,476,974302,175,86619,963,101153,449,34983776,195903,4528,659,040287,802508,1165,400,28678.6026.052.40922,620,45613,236,02913,010,11248,866,5971,594,7769,688,4880037,583,333339,759,19913,184,272166,633,62183601,160774,3837,386,233234,438438,9964,606,05178.6126.142.41618,429,77511,473,57111,129,57541,032,9211,463,2308,777,3700030,792,321370,551,5209,772,623176,406,24483498,804689,6876,586,286202,239393,5684,113,16978.6226.182.42215,900,03210,305,1409,960,54936,165,7211,652,7718,244,8770026,268,073396,819,5937,546,480183,952,72483427,359622,7325,958,406178,535357,1673,726,36878.6326.212.42614,037,5759,362,9509,038,36932,438,8942,030,3847,835,1290022,573,381419,392,9745,867,241189,819,96583376,119571,0055,474,037160,824328,7933,427,61678.6326.242.42912,646,1888,626,3118,324,00229,596,5011,877,3547,521,5150020,197,632439,590,6064,751,956194,571,92183336,371528,2135,072,375146,497305,1053,179,36278.6326.252.43111,519,2648,009,4027,728,60427,257,2701,772,1967,263,0400018,222,034457,812,6403,880,887198,452,80883304,981492,9264,740,587134,739285,4002,973,87678.6326.262.43310,595,2737,495,5747,234,59525,325,4421,676,4437,050,1910016,598,808474,411,4483,199,724201,652,53283277,148459,0264,419,773123,824266,2602,774,45478.6426.272.4349,736,4586,994,7696,752,94323,484,1701,560,7986,846,9160015,076,456489,487,9042,630,501204,283,03383254,063429,5934,139,879114,469249,5152,600,00578.6426.282.4359,001,5456,556,0596,330,53621,888,1401,471,9556,670,8870013,745,298503,233,2022,171,074206,454,10783233,412402,1613,880,058105,690233,6962,437,26878.6326.272.4358,310,8136,139,8355,935,90620,386,5541,416,6896,465,3380012,504,527515,737,7291,787,997208,242,104BBOGProperties:PROVEDReserve Class:UNDEVELOPEDReserve Category:15,264,2492,270,41217,534,66117,534,66120,655,3364,847,03925,502,375202,254,91745,573,376247,828,2937,401,748995,6518,397,39912,313,5632,790,94215,104,505128,302,21628,316,415156,618,631583,671,79278,169,944661,841,736323,950,02973,405,278397,355,307313,313,95369,378,517382,692,4701,220,935,774220,953,7391,441,889,51378.8678.5178.8226.3126.3026.312.4422.4502.443523112/208145,575,81815,741,92261,317,740206,282,12899,879,336306,161,464453,340,0990453,340,09901,655,7061,655,706515,737,729103,676,775619,414,504619,414,504208,242,1047,982,600216,224,704216,224,704

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17LEASE TOTALSRESERVES and REVENUE

18These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYReserve ClassPropertiesReserve CategorySummary by Reserve CategoryPROVEDKIMMERIDGEDEVELOPED PRODUCING53,3060504,693,41230,1460346,301,513DEVELOPED NON-PRODUCING0067,545,4600050,396,599UNDEVELOPED002,224,203,460001,517,560,212TOTAL KIMMERIDGE53,30602,796,442,33230,14601,914,258,324Reserve ClassPropertiesReserve CategorySummary by Reserve CategoryBBOGDEVELOPED PRODUCING18,343,25617,019,883136,893,9846,353,7898,722,44573,998,444UNDEVELOPED17,534,66125,502,375247,828,2938,397,39915,104,505156,618,631TOTAL BBOG35,877,91742,522,258384,722,27714,751,18823,826,950230,617,075TOTAL PROVED35,931,22342,522,2583,181,164,60914,781,33423,826,9502,144,875,399GRAND TOTAL35,931,22342,522,2583,181,164,60914,781,33423,826,9502,144,875,399

19These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYReserve ClassPropertiesReserve CategorySummary by Reserve CategoryPROVEDKIMMERIDGEDEVELOPED PRODUCING875,657,48069,552,172361,914,60004,018,148440,172,560276,233,247DEVELOPED NON-PRODUCING125,928,2547,896,98821,517,363705,882178,53095,629,49161,827,824UNDEVELOPED3,779,892,946260,209,748988,432,5571,721,107,7494,919,420805,223,47233,298,885TOTAL KIMMERIDGE4,781,478,680337,658,9081,371,864,5201,721,813,6319,116,0981,341,025,523371,359,956Reserve ClassPropertiesReserve CategorySummary by Reserve CategoryBBOGDEVELOPED PRODUCING915,885,07447,623,087232,825,09402,497,852632,939,041373,744,020UNDEVELOPED1,441,889,51361,317,740306,161,464453,340,0991,655,706619,414,504216,224,704TOTAL BBOG2,357,774,587108,940,827538,986,558453,340,0994,153,5581,252,353,545589,968,724TOTAL PROVED7,139,253,267446,599,7351,910,851,0782,175,153,73013,269,6562,593,379,068961,328,680GRAND TOTAL7,139,253,267446,599,7351,910,851,0782,175,153,73013,269,6562,593,379,068961,328,680

20These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYReserve ClassPropertiesReserve CategoryLeaseSummary by LeasePROVEDKIMMERIDGEDEVELOPED PRODUCINGAIG 01H76.4705InitialWorkingInterest(%)SEC PRICESENSITIVITY57.3529InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY4950962,2592840551,884AIG 03H76.470557.3529004,352,244002,496,140AIG 05H76.470557.3529003,301,832001,893,697AIG 109 H (LEF)100.000075.0000006,670,632005,002,974AIG 110 H (LEF)100.000075.0000007,568,664005,676,498AIG-HUISACHE 101 H (LEF)80.158360.1187005,644,622003,393,477AIG-HUISACHE 102 H (LEF)80.308060.2310005,334,925003,213,282ARMADILLO UNIT 1H (LEF)100.000075.00000013,034,262009,775,697BENAVIDES FAMILY MIN 01H76.470557.35292410657,3461380377,007BENAVIDES FAMILY MIN 04H76.470557.352956101,200,3913220688,459BENAVIDES FAMILY MIN 05H76.470557.35291,57101,041,3629010597,251BENAVIDES FAMILY MIN 06H76.470557.3529001,700,58800975,337BENAVIDES FAMILY MIN 08H76.470557.3529001,797,069001,030,672BENAVIDES FAMILY MIN 09H76.470557.352900810,43800464,810BENAVIDES FAMILY MIN GU2 - 1H76.470557.4021000000BENAVIDES FAMILY MIN GU3 - 1H76.470557.40421220304,367700174,720BENAVIDES FAMILY MIN GU3 - 2H76.470557.404240901,658,7842340952,212BENAVIDES FAMILY MIN GU4 - 1H76.470557.13601,1000607,3356290347,008BFM 111H76.470557.3529001,513,86700868,247BFM 112H76.470557.3529001,815,757001,041,390BFM B 103H76.470557.3529005,429,051003,113,720BFM-AIG A 104 H (LEF)100.000075.0000008,174,554006,130,916BOB PECK STATE (EF) 1H73.421954.332200140,9780076,596BOB PECK STATE 2H73.421954.33220062,1960033,792ELLEN C 103 H (LEF)98.529473.8970007,481,274005,528,441ELLEN C 104 H (LEF)98.529473.8970007,053,115005,212,044ELLEN C 105 H (LEF)76.470557.3529005,943,348003,408,685ELLEN C 106 H (LEF)76.470557.3529006,371,249003,654,099ELLEN C 110 H (LEF)100.000075.0000002,629,785001,972,339ELLEN C 111 H (LEF)100.000075.0000002,508,466001,881,350ELLEN C 120 H (LEF)100.000075.0000003,599,245002,699,434ELLEN C 121 H (LEF)100.000075.000000914,43700685,828ELLEN C 125 H (LEF)100.000075.0000006,393,991004,795,493ELLEN C 126 H (LEF)100.000075.0000005,664,020004,248,015ELLEN C 01H76.470557.3529004,911002,816ELLEN C 02H76.470557.35293460800,5891980459,161ELLEN C 03H76.470557.3529002,319,303001,330,188ELLEN C 04H76.470557.35291,9700965,1401,1300553,536ELLEN C 06H76.470557.35292,62903,215,7821,50801,844,346ELLEN C 08H76.470557.352900922,99900529,367ELLEN C 0976.470557.352919,441013,827,51911,15007,930,489ELLEN C 10H76.470557.35291160795,536660456,263ELLEN C 11H OLB76.470557.3529001,924,793001,103,926ELLEN C 101H76.470557.3529003,373,626001,934,874ELLEN C 102H76.470557.3529005,067,180002,906,177ELLEN C 129H76.470557.3529001,784,786001,023,627ELLEN C 402 H (MAC)100.000075.0000003,754,490002,815,867ELLEN C 403 H (MAC)100.000075.0000005,214,980003,911,235GEORGE NEEL (EF) 1H73.421954.332200337,74800183,506GEORGE NEEL 02H73.421954.3322290432,647160235,067HACHAR 01H76.470557.3529000000HACHAR 02H76.470557.3529000000HACHAR 03H76.470557.35290066,1900037,962HACHAR 04H76.470557.3529002,021,134001,159,180HUISACHE E 114 H (LEF)100.000075.0000006,659,370004,994,528HUISACHE E 115 H (LEF)100.000075.0000008,361,104006,270,828HUISACHE E 116 H (LEF)95.000071.2500006,120,399004,360,784HUISACHE E 117 H (LEF)95.000071.2500005,629,235004,010,830HUISACHE E 3H95.000071.25000045,5460032,452HUISACHE W 120 H (LEF)100.000075.0000008,563,685006,422,763HUISACHE W 121 H (LEF)95.000071.2500009,070,994006,463,084LA CRUZ LAND GAS UNIT 1 5H73.421954.37811020811,974560441,536LA CRUZ LAND GU 1-1H73.421954.378100520,99700283,308LA CRUZ TRES LAND - STATE (EF) GU 3H73.421954.3618000000LA CRUZ TRES LAND - STATE B 4H73.421954.3322000000LA CRUZ TRES LAND LTD - STATE 2H73.421954.332240734,25020398,934MANN TRUST - STATE (EF) 176.470557.3529000000MANN TRUST - STATE GAS UNIT 2H76.470557.35294052,4882030,103MINERALS G B 01H EF/AC76.470557.352900502,16300288,005MINERALS G B 02H76.470557.3529000000NEEDMORE 1H71.470553.602900114,5010061,376

21These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYReserve ClassPropertiesReserve CategoryLeaseSummary by LeasePROVEDKIMMERIDGEDEVELOPED PRODUCINGAIG 01H1,605,247148,856930,162015,294510,935302,546AIG 03H6,217,265562,9282,313,569019,1183,321,6501,447,405AIG 05H4,745,727428,1171,881,728019,1182,416,7641,109,914AIG 109 H (LEF)12,448,4001,006,5734,982,872025,0006,433,9553,808,675AIG 110 H (LEF)14,124,2621,061,0225,510,865025,0007,527,3754,336,072AIG-HUISACHE 101 H (LEF)8,443,648722,5713,999,902020,0403,701,1352,007,552AIG-HUISACHE 102 H (LEF)7,995,288651,0073,775,850020,0773,548,3541,931,028ARMADILLO UNIT 1H (LEF)24,323,8891,598,0938,386,028025,00014,314,7688,953,298BENAVIDES FAMILY MIN 01H1,098,978107,778656,359015,294319,547197,995BENAVIDES FAMILY MIN 04H1,938,502189,956995,995015,294737,257401,159BENAVIDES FAMILY MIN 05H1,780,609173,125905,369015,294686,821389,246BENAVIDES FAMILY MIN 06H2,439,279223,1571,177,588019,1181,019,416504,092BENAVIDES FAMILY MIN 08H2,582,930229,5401,242,922019,1181,091,350570,417BENAVIDES FAMILY MIN 09H1,166,030101,975679,019019,118365,918236,425BENAVIDES FAMILY MIN GU2 - 1H000015,294-15,294-13,845BENAVIDES FAMILY MIN GU3 - 1H491,93348,231357,356015,29471,05260,721BENAVIDES FAMILY MIN GU3 - 2H2,671,952249,5431,395,754015,2941,011,361555,558BENAVIDES FAMILY MIN GU4 - 1H1,052,523102,118617,888015,294317,223202,712BFM 111H2,160,372164,3871,384,612019,118592,255437,011BFM 112H2,591,187199,5121,585,938019,118786,619555,858BFM B 103H7,747,559657,7043,557,292019,1183,513,4451,834,983BFM-AIG A 104 H (LEF)15,254,9441,255,9245,755,233025,0008,218,7874,860,771BOB PECK STATE (EF) 1H192,54218,943145,285018,3559,95914,533BOB PECK STATE 2H95,1219,35675,262014,684-4,181-353ELLEN C 103 H (LEF)13,755,867875,8014,935,383024,6327,920,0515,519,952ELLEN C 104 H (LEF)12,968,609868,2884,712,158024,6327,363,5315,155,103ELLEN C 105 H (LEF)8,481,490720,3104,039,758019,1183,702,3041,944,843ELLEN C 106 H (LEF)9,092,129753,0783,973,979019,1184,345,9542,399,622ELLEN C 110 H (LEF)4,907,573430,5022,755,686025,0001,696,3851,170,415ELLEN C 111 H (LEF)4,681,174412,3112,528,974025,0001,714,8891,182,597ELLEN C 120 H (LEF)6,716,732575,9823,093,048025,0003,022,7022,006,057ELLEN C 121 H (LEF)1,706,476116,066952,015025,000613,395519,338ELLEN C 125 H (LEF)11,932,146978,0674,801,279025,0006,127,8003,849,468ELLEN C 126 H (LEF)10,569,910814,3124,300,842025,0005,429,7563,476,812ELLEN C 01H7,5867466,702015,294-15,156-13,374ELLEN C 02H1,293,920126,828822,728015,294329,070203,005ELLEN C 03H3,567,767333,2951,644,487015,2941,574,691771,810ELLEN C 04H1,678,977157,407861,918015,294644,358375,876ELLEN C 06H5,417,786490,0592,218,966015,2942,693,4671,268,863ELLEN C 08H1,321,225120,488735,842019,118445,777269,806ELLEN C 0923,741,7812,238,8205,966,166015,29415,521,5017,099,618ELLEN C 10H1,280,187116,476836,299015,294312,118207,410ELLEN C 11H OLB2,929,907260,0271,646,717015,2941,007,869539,794ELLEN C 101H4,814,353396,6432,574,743019,1181,823,8491,051,625ELLEN C 102H7,231,149582,1233,527,841019,1183,102,0671,558,070ELLEN C 129H2,546,989209,6921,517,888019,118800,291538,406ELLEN C 402 H (MAC)7,042,372561,4852,510,140025,0003,945,7472,466,749ELLEN C 403 H (MAC)9,781,842804,8113,590,461025,0005,361,5703,215,996GEORGE NEEL (EF) 1H460,34645,291321,820018,35574,88060,292GEORGE NEEL 02H604,11357,935393,873014,684137,621103,612HACHAR 01H000015,294-15,294-13,845HACHAR 02H000019,118-19,118-17,307HACHAR 03H100,5608,70779,590015,294-3,031863HACHAR 04H3,106,137294,7821,443,344015,2941,352,717665,040HUISACHE E 114 H (LEF)12,427,384931,1394,762,965025,0006,708,2804,494,748HUISACHE E 115 H (LEF)15,603,0731,128,0185,943,442025,0008,506,6135,425,321HUISACHE E 116 H (LEF)10,850,503964,7244,481,532023,7505,380,4973,183,746HUISACHE E 117 H (LEF)9,979,747884,2984,256,616023,7504,815,0832,870,279HUISACHE E 3H80,7467,94555,698023,750-6,647-3,026HUISACHE W 120 H (LEF)15,981,1201,117,1625,881,195025,0008,957,7635,450,039HUISACHE W 121 H (LEF)16,081,4451,160,5105,956,079023,7508,941,1065,198,481LA CRUZ LAND GAS UNIT 1 5H1,136,794108,507706,728014,684306,875193,256LA CRUZ LAND GU 1-1H726,61771,484457,542018,355179,236120,035LA CRUZ TRES LAND - STATE (EF) GU 3H000018,355-18,355-16,617LA CRUZ TRES LAND - STATE B 4H000018,355-18,355-16,617LA CRUZ TRES LAND LTD - STATE 2H1,131,269111,261679,125014,684326,199199,836MANN TRUST - STATE (EF) 1000019,118-19,118-17,307MANN TRUST - STATE GAS UNIT 2H85,3728,39270,133015,294-8,447-4,254MINERALS G B 01H EF/AC716,61470,506435,793019,118191,197128,390MINERALS G B 02H000015,294-15,294-13,845NEEDMORE 1H154,28215,179123,327017,868-2,0923,505

22These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDKIMMERIDGEDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseNEEDMORE 2H71.4705InitialWorkingInterest(%)SEC PRICESENSITIVITY53.6029InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY3280566,0831760303,437NEEDMORE 3H71.470553.60292280494,0681220264,835NEEDMORE 4H71.470553.6029200291,555110156,282NEEDMORE 5H71.470553.60296901,381,936370740,759NEEDMORE 6H71.470553.60293870598,0502080320,573NEEDMORE 7H71.470553.60291780837,612950448,985NEEDMORE 8H71.470553.6029460741,558250397,497NEEDMORE 9H71.470553.6029310276,284170148,096NEEDMORE 10H71.470553.6029000000NEEDMORE 21H71.470553.6029001,022,28000547,972NEEDMORE 101H71.470553.6029002,524,803001,353,369NEEDMORE 102H71.470553.6029001,343,11500719,949NEEDMORE 118 H (LEF)76.470557.3529002,963,701001,699,769NEEDMORE 136H71.470553.6029002,690,408001,442,138NEEDMORE 138 H (LEF)100.000075.0000007,016,847005,262,635NEEDMORE 139 H (LEF)100.000075.0000006,953,052005,214,789NEEDMORE 145 H (LEF)100.000075.0000002,526,819001,895,114NEEDMORE 146 H (LEF)100.000075.0000002,521,694001,891,271NEEDMORE 418 H (MAC)100.000075.0000007,804,060005,853,045NEEDMORE 419 H (MAC)100.000075.0000007,678,641005,758,980NEEDMORE 438 H (MAC)100.000075.0000009,516,860007,137,645NEEDMORE 439 H (MAC)100.000075.000000439,66300329,747NEEDMORE-SCIBIENSKI 119 H (LEF)76.470557.3585002,618,656001,502,024NEEDMORE-SCIBIENSKI 401 H (MAC)100.000075.0000007,285,474005,464,105NEEDMORE-SCIBIENSKI B 107 H (LEF)100.000075.0000005,015,110003,761,332NEEDMORE-SCIBIENSKI C 120 H (LEF)100.000075.0000002,983,469002,237,602PRIETO ELIAS M FMY LP - STATE IH73.421954.332200404,85800219,968PRIETO SAN JUAN - STATE (EF) 1H73.421954.332200996,64200541,498PRIETO SAN JUAN - STATE GU EF 2H73.421954.332200398,57300216,554PUIG (EF) 02H73.421954.3322000000PUIG 01H73.421954.3322000000PUIG 03H73.421954.33260085,9530046,700PUIG 04H73.421954.350300211,31200114,849PUIG 13H73.421954.350318801,329,4701020722,571PUIG A.E. STATE (EF) 5H73.421954.332200399,38700216,996PUIG A.E. STATE GAS UNIT 1 6H73.421954.332200380,32800206,641PUIG BROS CORP - STATE (EF) 10H73.421954.3322000000PUIG BROS CORP - STATE (EF) 11H73.421954.332200486,48500264,318PUIG L.F. SR GAS UNIT (EF) 7H73.421954.3781000000PUIG L.F. SR GAS UNIT 2 (EF) 8H73.421954.378100211,33100114,918PUIG L.F. SR GAS UNIT 2 9H73.421954.37811300994,340710540,704RETAMA 102 H (LEF)100.000075.0000001,480,021001,110,016RETAMA 103 H (LEF)100.000075.0000001,673,383001,255,037RETAMA 107 H (LEF)97.500073.1250007,254,471005,304,832RETAMA 108 H (LEF)100.000075.0000007,390,761005,543,071RETAMA 109 H (LEF)100.000075.0000006,209,034004,656,776RETAMA 110 H (LEF)95.000071.2500007,295,779005,198,242RETAMA RANCH 01H76.470557.35290084,6110048,527RETAMA RANCH 02H76.470557.352986801,042,5634980597,940RETAMA RANCH 03H76.470557.35292,89802,050,7951,66201,176,191RETAMA RANCH 04H76.470557.352912401,231,322710706,199RETAMA RANCH 07H76.470557.352931501,528,0241810876,367RETAMA RANCH 0876.470557.3529000000RETAMA RANCH 10H ESC1,376.470557.35292,47602,107,3441,42001,208,624RETAMA RANCH 105H76.470557.3529001,766,891001,013,364RETAMA RANCH 124 H (LEF)100.000075.0000001,564,358001,173,269RETAMA RANCH 125 H (LEF)100.000075.0000001,531,133001,148,349RETAMA RANCH 424 H (MAC)100.000075.0000004,484,913003,363,684RETAMA RANCH 425 H (MAC)100.000075.0000004,284,097003,213,073REUTHINGER 02H76.470557.35290080,9220046,411REUTHINGER 03H76.470557.3529000000REUTHINGER 04H76.470557.352900422,26500242,181REUTHINGER 05H76.470557.3529000000REUTHINGER 06H76.470557.3529000000REUTHINGER 07H76.470557.3529001,797,930001,031,166REUTHINGER 08H76.470557.352900515,94900295,912REUTHINGER 09H76.470557.3529001,070,87100614,176REUTHINGER 103H76.470557.3529002,832,317001,624,417REUTHINGER 106 H (LEF)100.000075.0000007,958,196005,968,647REUTHINGER 10H76.470557.352900392,76300225,261REUTHINGER 11H76.470557.352900615,84400353,205

23These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDKIMMERIDGEDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseNEEDMORE 2H792,00577,526514,601014,294185,584129,487NEEDMORE 3H688,81267,492459,886014,294147,140107,204NEEDMORE 4H439,94642,118333,880014,29449,65443,310NEEDMORE 5H1,902,753187,1101,048,611014,294652,738348,858NEEDMORE 6H838,42582,022536,965014,294205,144139,864NEEDMORE 7H1,264,415120,484740,756014,294388,881244,677NEEDMORE 8H1,021,41697,526643,290014,294266,306173,959NEEDMORE 9H381,13535,966286,373014,29444,50239,116NEEDMORE 10H000014,294-14,294-12,940NEEDMORE 21H1,369,059123,069778,309017,868449,813269,559NEEDMORE 101H3,367,452264,0191,917,386017,8681,168,179735,474NEEDMORE 102H1,791,378125,5081,143,513017,868504,489378,570NEEDMORE 118 H (LEF)4,229,366365,3432,204,947019,1181,639,9581,047,599NEEDMORE 136H3,603,048301,9942,094,595017,8681,188,591746,460NEEDMORE 138 H (LEF)13,094,489944,0334,758,574025,0007,366,8825,285,871NEEDMORE 139 H (LEF)12,975,438938,0954,790,073025,0007,222,2705,338,314NEEDMORE 145 H (LEF)4,715,423421,5012,343,442025,0001,925,4801,259,964NEEDMORE 146 H (LEF)4,705,860413,9922,336,201025,0001,930,6671,260,084NEEDMORE 418 H (MAC)14,638,2311,047,0794,303,320025,0009,262,8325,600,777NEEDMORE 419 H (MAC)14,402,9801,054,6714,259,961025,0009,063,3485,478,628NEEDMORE 438 H (MAC)17,850,9651,292,4404,820,199025,00011,713,3267,770,173NEEDMORE 439 H (MAC)824,68448,975335,920025,000414,789391,823NEEDMORE-SCIBIENSKI 119 H (LEF)3,737,336324,8592,068,551019,1181,324,808853,070NEEDMORE-SCIBIENSKI 401 H (MAC)13,665,509998,3394,053,733025,0008,588,4375,282,609NEEDMORE-SCIBIENSKI B 107 H (LEF)9,358,947821,2173,805,867025,0004,706,8632,797,405NEEDMORE-SCIBIENSKI C 120 H (LEF)5,567,602474,5552,929,564025,0002,138,4831,500,401PRIETO ELIAS M FMY LP - STATE IH549,57054,070349,716018,355127,42992,395PRIETO SAN JUAN - STATE (EF) 1H1,354,264133,241757,555018,355445,113252,105PRIETO SAN JUAN - STATE GU EF 2H543,80353,502363,629018,355108,31782,869PUIG (EF) 02H000018,355-18,355-16,617PUIG 01H000018,355-18,355-16,617PUIG 03H116,79611,49196,883018,355-9,933-3,565PUIG 04H286,64628,202216,960018,35523,12924,885PUIG 13H1,979,226190,4761,041,878014,684732,188390,171PUIG A.E. STATE (EF) 5H543,25253,448356,502018,355114,94788,299PUIG A.E. STATE GAS UNIT 1 6H584,30157,470367,919014,684144,228106,961PUIG BROS CORP - STATE (EF) 10H000018,355-18,355-16,617PUIG BROS CORP - STATE (EF) 11H661,05065,038434,490018,355143,16799,029PUIG L.F. SR GAS UNIT (EF) 7H000018,355-18,355-16,617PUIG L.F. SR GAS UNIT 2 (EF) 8H288,57928,391217,870018,35523,96325,555PUIG L.F. SR GAS UNIT 2 9H1,522,023149,545679,624014,684678,170442,709RETAMA 102 H (LEF)2,761,941238,6661,528,635025,000969,640765,025RETAMA 103 H (LEF)3,122,783257,2501,701,531025,0001,139,002883,148RETAMA 107 H (LEF)13,199,483973,4535,016,357024,3757,185,2984,684,877RETAMA 108 H (LEF)13,792,2691,012,3975,291,250025,0007,463,6224,946,976RETAMA 109 H (LEF)11,586,989718,6714,497,249025,0006,346,0694,513,079RETAMA 110 H (LEF)12,934,267896,4914,913,905023,7507,100,1214,692,389RETAMA RANCH 01H142,78814,043108,778015,2944,6738,352RETAMA RANCH 02H1,726,621168,718966,647015,294575,962322,659RETAMA RANCH 03H3,566,872340,9181,495,827015,2941,714,833840,410RETAMA RANCH 04H1,982,586189,1491,070,114015,294708,029397,975RETAMA RANCH 07H2,487,688232,2641,293,667015,294946,463514,622RETAMA RANCH 08000015,294-15,294-13,845RETAMA RANCH 10H ESC1,33,574,855316,9681,704,171015,2941,538,422770,533RETAMA RANCH 105H2,521,453185,7961,528,381019,118788,158541,622RETAMA RANCH 124 H (LEF)2,919,327247,9251,834,167025,000812,235612,612RETAMA RANCH 125 H (LEF)2,857,323247,1481,772,096025,000813,079624,335RETAMA RANCH 424 H (MAC)8,412,440722,9742,960,595025,0004,703,8712,643,410RETAMA RANCH 425 H (MAC)8,035,766680,4382,852,920025,0004,477,4082,552,371REUTHINGER 02H115,36111,35091,780019,118-6,887-1,130REUTHINGER 03H000015,294-15,294-13,845REUTHINGER 04H640,29662,987429,793015,294132,22299,077REUTHINGER 05H000015,294-15,294-13,845REUTHINGER 06H000015,294-15,294-13,845REUTHINGER 07H2,755,217264,3581,341,808015,2941,133,757570,185REUTHINGER 08H787,63974,017510,060015,294188,268134,448REUTHINGER 09H1,622,236149,4901,040,371015,294417,081256,007REUTHINGER 103H4,041,874320,1652,227,828019,1181,474,763922,769REUTHINGER 106 H (LEF)14,851,1871,086,7085,526,687025,0008,212,7925,141,969REUTHINGER 10H596,13653,627430,486015,29496,72980,433REUTHINGER 11H877,04178,021546,335019,118233,567159,311

24These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDKIMMERIDGEDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseREUTHINGER 120 H (LEF)100.0000InitialWorkingInterest(%)SEC PRICESENSITIVITY75.0000InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY005,046,319003,784,740REUTHINGER 121 H (LEF)100.000075.0000005,230,927003,923,196REUTHINGER 124H (LEF)76.470557.3529004,082,569002,341,473REUTHINGER 125H (LEF)76.470557.3529002,919,694001,674,530REUTHINGER 126 H (LEF)100.000075.0000006,847,673005,135,755REUTHINGER 127 H (LEF)100.000075.0000009,654,992007,241,244REUTHINGER 128 H (LEF)100.000075.0000009,426,622007,069,966REUTHINGER 129 H (LEF)100.000075.0000002,558,491001,918,868REUTHINGER 12H76.470557.352900121,2740069,554REUTHINGER 130 H (LEF)100.000075.0000001,376,917001,032,687REUTHINGER 134 H (LEF)100.000075.0000002,416,708001,812,531REUTHINGER 135 H (LEF)100.000075.0000001,870,201001,402,651REUTHINGER 327 H (LAC)100.000075.0000008,922,024006,691,518REUTHINGER 428 H (MAC)100.000075.0000009,549,266007,161,949REUTHINGER A 107 H (LEF)100.000075.0000008,863,915006,647,936REUTHINGER B 108 H (LEF)100.000075.0000009,606,630007,204,972REUTHINGER C 109 H (LEF)100.000075.0000009,606,630007,204,972REUTHINGER R105 H (LEF)100.000075.0000008,174,649006,130,986ROSA VELA BENAVIDES 01H73.421955.0664000000ROSA VELA BENAVIDES 02H73.421955.0664000000ROSA VELA BENAVIDES 03H73.421955.0664000000ROSA VELA BENAVIDES 04H73.421955.0664000000ROSA VELA BENAVIDES 06H73.421955.0664000000ROSA VELA BENAVIDES 07H73.421955.06640071,1290039,168ROSA VELA BENAVIDES 08H73.421955.066413015,066708,296ROSA VELA BENAVIDES 11H73.421955.0664008,021004,417ROSA VELA BENAVIDES 12H73.421955.06641,07501,236,6415920680,974ROSA VELA BENAVIDES 13H73.421955.066400114,8660063,253ROSA VELA BENAVIDES 1473.421955.0664000000ROSA VELA BENAVIDES 15H73.421955.0664240358,220130197,259ROSA VELA BENAVIDES 16H73.421955.06642710675,8191490372,149ROSA VELA BENAVIDES 17H73.421955.0664000000ROSA VELA BENAVIDES 18H73.421955.0664000000ROSA VELA BENAVIDES 19H73.421955.0664750258,379410142,280ROSA VELA BENAVIDES 20H73.421955.0664116065,52264036,081ROSA VELA BENAVIDES 21H73.421955.066447401,044,0602610574,927ROSA VELA BENAVIDES 23H73.421955.06642,2360281,0981,2310154,791ROSA VELA BENAVIDES 25H73.421955.0664800651,053440358,512ROSA VELA BENAVIDES 27H73.421955.06640028,5430015,717ROSA VELA BENAVIDES 28H73.421955.06643750738,2392070406,522ROSA VELA BENAVIDES 29H73.421955.06641520624,252840343,753ROSA VELA BENAVIDES 30H73.421955.06647940875,1504370481,914ROSA VELA BENAVIDES 31H73.421955.0664480253,885270139,805ROSA VELA BENAVIDES 32H73.421955.06641490293,017820161,354ROSA VELA BENAVIDES 33H73.421955.0664890504,854490278,005ROSA VELA BENAVIDES 34H73.421955.06649030619,7954970341,299ROSA VELA BENAVIDES 35H73.421955.0664860175,36047096,564ROSA VELA BENAVIDES 36H73.421955.06641380327,564760180,378ROSA VELA BENAVIDES 37H73.421955.06643290570,6521810314,238ROSA VELA BENAVIDES 38H73.421955.06644760971,0642620534,730ROSA VELA BENAVIDES 39H73.421955.0664740354,810410195,381ROSA VELA BENAVIDES 40H73.421955.06641300631,914720347,972ROSA VELA BENAVIDES 41H73.421955.06641,61001,173,9918860646,475ROSA VELA BENAVIDES 42H73.421955.0664330501,076180275,925ROSA VELA BENAVIDES 43H73.421955.06644045,5622025,089ROSA VELA BENAVIDES 44H73.421955.0664680551,620370303,757ROSA VELA BENAVIDES 45H73.421955.066440333,30620183,540ROSA VELA BENAVIDES 46H73.421955.06645560382,2793060210,508ROSA VELA BENAVIDES 47H73.421955.06642120239,1531170131,693ROSA VELA BENAVIDES 48H73.421955.06643370949,1401860522,658ROSA VELA BENAVIDES 49H73.421955.06641330408,330730224,853ROSA VELA BENAVIDES 50H73.421955.06641,26201,541,9036950849,071ROSA VELA BENAVIDES 51H73.421955.06642,25701,003,3441,2430552,506ROSA VELA BENAVIDES 52H73.421955.06642020510,4221110281,071ROSA VELA BENAVIDES 53H73.421955.06641940212,0821070116,786ROSA VELA BENAVIDES 54H73.421955.06642240483,2451240266,106ROSA VELA BENAVIDES 55H73.421955.06645230946,6182880521,269ROSA VELA BENAVIDES 56H73.421955.066421084,46012046,509SCIBIENSKI 101 H (LEF)76.470557.3529003,600,529002,065,010ST OF TX - LA CRUZ TRES LAND 6H73.421954.34658901,398,198480759,872ST OF TX HILL RANCH 01H76.470558.1176440393,294250228,573

25These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDKIMMERIDGEDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseREUTHINGER 120 H (LEF)9,417,189801,5604,127,861025,0004,462,7682,742,009REUTHINGER 121 H (LEF)9,761,695818,5864,163,168025,0004,754,9412,927,440REUTHINGER 124H (LEF)5,826,054447,7692,993,433019,1182,365,7341,336,658REUTHINGER 125H (LEF)4,166,566312,5392,307,969019,1181,526,940962,665REUTHINGER 126 H (LEF)12,778,785943,9795,126,195025,0006,683,6114,632,759REUTHINGER 127 H (LEF)18,017,6631,357,6886,601,132025,00010,033,8436,937,056REUTHINGER 128 H (LEF)17,591,4901,290,2096,472,018025,0009,804,2636,721,841REUTHINGER 129 H (LEF)4,774,527401,9052,656,906025,0001,690,7161,184,580REUTHINGER 12H184,2489,861163,194015,294-4,101193REUTHINGER 130 H (LEF)2,569,533222,2151,695,716025,000626,602488,248REUTHINGER 134 H (LEF)4,509,940391,7622,279,685025,0001,813,4931,289,898REUTHINGER 135 H (LEF)3,490,075302,3801,841,807025,0001,320,888992,547REUTHINGER 327 H (LAC)16,735,2191,090,9904,605,744025,00011,013,4857,213,686REUTHINGER 428 H (MAC)17,911,7491,336,0994,893,661025,00011,656,9897,437,510REUTHINGER A 107 H (LEF)16,541,3951,164,7685,548,228025,0009,803,3997,148,239REUTHINGER B 108 H (LEF)17,927,4121,267,9185,934,693025,00010,699,8017,711,548REUTHINGER C 109 H (LEF)17,927,4121,267,9185,934,693025,00010,699,8017,711,548REUTHINGER R105 H (LEF)15,255,1201,150,8455,674,171025,0008,405,1045,165,317ROSA VELA BENAVIDES 01H000014,684-14,684-13,293ROSA VELA BENAVIDES 02H000018,355-18,355-16,617ROSA VELA BENAVIDES 03H000018,355-18,355-16,617ROSA VELA BENAVIDES 04H000014,684-14,684-13,293ROSA VELA BENAVIDES 06H000014,684-14,684-13,293ROSA VELA BENAVIDES 07H100,4579,88283,775018,355-11,555-5,305ROSA VELA BENAVIDES 08H21,8572,13419,233014,684-14,194-11,922ROSA VELA BENAVIDES 11H12,3991,22010,971018,355-18,147-15,550ROSA VELA BENAVIDES 12H1,957,942191,262954,789014,684797,207407,226ROSA VELA BENAVIDES 13H162,22815,960128,881018,355-9685,056ROSA VELA BENAVIDES 14000014,684-14,684-13,293ROSA VELA BENAVIDES 15H506,96049,845374,075014,68468,35656,352ROSA VELA BENAVIDES 16H1,056,355103,569588,989014,684349,113207,401ROSA VELA BENAVIDES 17H000014,684-14,684-13,293ROSA VELA BENAVIDES 18H000014,684-14,684-13,293ROSA VELA BENAVIDES 19H402,61839,509289,681014,68458,74450,354ROSA VELA BENAVIDES 20H97,5379,45481,626014,684-8,227-4,044ROSA VELA BENAVIDES 21H1,494,952146,492804,739014,684529,037297,685ROSA VELA BENAVIDES 23H493,29745,791327,530014,684105,29280,398ROSA VELA BENAVIDES 25H922,95690,701561,247014,684256,324160,706ROSA VELA BENAVIDES 27H40,3113,96634,538014,684-12,877-9,879ROSA VELA BENAVIDES 28H1,157,347113,376646,941014,684382,346229,176ROSA VELA BENAVIDES 29H888,19887,195570,250014,684216,069147,148ROSA VELA BENAVIDES 30H1,270,188123,988718,698014,684412,818244,126ROSA VELA BENAVIDES 31H360,65235,421265,005014,68445,54241,197ROSA VELA BENAVIDES 32H420,23641,161298,233014,68466,15855,777ROSA VELA BENAVIDES 33H716,86970,416462,942014,684168,827116,876ROSA VELA BENAVIDES 34H914,26388,838586,867014,684223,874151,212ROSA VELA BENAVIDES 35H251,35924,624191,019014,68421,03222,494ROSA VELA BENAVIDES 36H468,57445,929325,167014,68482,79467,749ROSA VELA BENAVIDES 37H820,12680,280512,608014,684212,554143,062ROSA VELA BENAVIDES 38H1,391,939136,355824,182014,684416,718243,332ROSA VELA BENAVIDES 39H504,29249,522347,475014,68492,61172,638ROSA VELA BENAVIDES 40H898,06588,192559,341014,684235,848155,671ROSA VELA BENAVIDES 41H1,727,391167,967915,894014,684628,846356,290ROSA VELA BENAVIDES 42H709,09969,720453,249014,684171,446120,526ROSA VELA BENAVIDES 43H64,5185,57054,882014,684-10,618-7,082ROSA VELA BENAVIDES 44H781,98375,554485,878014,684205,867140,102ROSA VELA BENAVIDES 45H470,92545,625324,580014,68486,03668,929ROSA VELA BENAVIDES 46H563,85953,395383,912014,684111,86885,963ROSA VELA BENAVIDES 47H346,90332,997250,803014,68448,41943,586ROSA VELA BENAVIDES 48H1,355,023130,821750,460014,684459,058270,640ROSA VELA BENAVIDES 49H582,43455,386388,178014,684124,18694,873ROSA VELA BENAVIDES 50H2,232,020213,7181,107,650014,684895,968481,995ROSA VELA BENAVIDES 51H1,514,273143,450794,014014,684562,125335,059ROSA VELA BENAVIDES 52H729,59969,162475,354014,684170,399121,644ROSA VELA BENAVIDES 53H307,88728,526230,019014,68434,65833,585ROSA VELA BENAVIDES 54H692,16065,383449,318014,684162,775116,889ROSA VELA BENAVIDES 55H1,359,442129,851772,423014,684442,484261,908ROSA VELA BENAVIDES 56H120,19310,60897,546014,684-2,6451,510SCIBIENSKI 101 H (LEF)5,138,157448,2282,624,145019,1182,046,6661,220,648ST OF TX - LA CRUZ TRES LAND 6H1,952,672175,3861,171,489014,684591,113349,518ST OF TX HILL RANCH 01H646,55563,537429,293015,294138,43197,520

26These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDKIMMERIDGEDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseST OF TX HILL RANCH 02H76.4705InitialWorkingInterest(%)SEC PRICESENSITIVITY58.1176InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY00177,86200103,369ST OF TX HILL RANCH 03H76.470558.117600779,22200452,866ST OF TX HILL RANCH 04H76.470558.0312001,937,756001,124,504TOTAL DEVELOPED PRODUCING53,3060504,693,41230,1460346,301,513Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseDEVELOPED NON-PRODUCINGAIG 303 H (LAC)100.000075.00000015,555,2440011,666,433AIG 304 H (LAC)100.000075.00000015,686,1580011,764,618AIG 404 H (MAC)100.000075.00000015,546,9460011,660,209BFM A 102H76.470557.3529001,074,07700616,015BFM-AIG B 105 H (LEF)100.000075.00000010,526,710007,895,032MINERALS G B 01H OLMOS RECOMP76.470557.352900413,39300237,093NEEDMORE 439 H RE-ENTRY (MAC)100.000075.0000008,742,932006,557,199TOTAL DEVELOPED NON-PRODUCING0067,545,4600050,396,599Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseUNDEVELOPEDAIG 103 H (LEF)100.000075.00000014,011,0350010,508,276AIG 104 H (LEF)100.000075.00000014,011,0350010,508,276AIG 105 H (LEF)100.000075.00000014,011,0350010,508,276AIG 106 H (LEF)100.000075.00000014,011,0240010,508,268AIG 107 H (LEF)100.000075.00000011,108,601008,331,451AIG 108 H (LEF)100.000075.00000011,108,708008,331,531AIG 301 H (LAC)100.000075.00000012,878,486009,658,864AIG 302 H (LAC)100.000075.00000012,878,486009,658,864AIG 305 H (LAC)100.000075.00000012,878,486009,658,864AIG 306 H (LAC)100.000075.00000012,899,690009,674,768AIG 401 H (MAC)100.000075.00000012,884,856009,663,642AIG 402 H (MAC)100.000075.00000012,884,856009,663,642BERRY RANCH 104H (LEF)100.000075.00000014,393,4840010,795,113BERRY RANCH 105H (LEF)100.000075.00000014,393,4840010,795,113BFM 101 H (LEF)100.000075.00000010,097,454007,573,091BFM 106 H (LEF)100.000075.00000011,904,677008,928,508BFM 107 H (LEF)100.000075.00000011,904,677008,928,508BFM 108 H (LEF)100.000075.00000013,040,492009,780,369BFM 109 H (LEF)100.000075.00000012,952,520009,714,390BFM 110 H (LEF)100.000075.00000011,570,242008,677,682BFM 113 H (LEF)63.556647.6675009,880,189004,709,641BFM 114 H (LEF)100.000075.0000008,982,864006,737,148BFM 115 H (LEF)90.798568.0989007,889,781005,372,858BOB PECK 102 H (LEF)47.157835.3683008,307,401002,938,193BOB PECK 103 H (LEF)47.237735.4282008,289,541002,936,843BOB PECK 104 H (LEF)47.317935.4884008,289,535002,941,826ELLEN C 109 H (LEF)98.529473.89700012,281,933009,075,987ELLEN C 112 H (LEF)98.529473.89700011,851,766008,758,106ELLEN C 113 H (LEF)98.529473.89700011,850,522008,757,187ELLEN C 114 H (LEF)98.529473.89700011,850,522008,757,187ELLEN C 115 H (LEF)98.529473.89700011,848,956008,756,030ELLEN C 116 H (LEF)98.529473.89700011,850,200008,756,949ELLEN C 117 H (LEF)98.529473.89700011,850,191008,756,943ELLEN C 118 H (LEF)98.529473.89700011,850,191008,756,943ELLEN C 119 H (LEF)98.529473.89700011,850,189008,756,941ELLEN C 122 H (LEF)98.529473.89700011,840,981008,750,137ELLEN C 123 H (LEF)98.529473.89700011,839,738008,749,218ELLEN C 124 H (LEF)98.529473.89700011,839,737008,749,218ELLEN C 131 H (LEF)98.529473.8970009,814,965007,252,970ELLEN C 132 H (LEF)98.529473.8970009,811,872007,250,685ELLEN C 133 H (LEF)98.529473.8970009,804,772007,245,438ELLEN C 134 H (LEF)98.529473.8970009,797,673007,240,192ELLEN C 135 H (LEF)98.529473.8970009,797,672007,240,191ELLEN C 136 H (LEF)98.529473.8970009,797,672007,240,191ELLEN C 137 H (LEF)98.529473.8970009,774,541007,223,098ELLEN C 138 H (LEF)98.529473.8970009,809,767007,249,129ELLEN C 139 H (LEF)98.529473.8970009,811,873007,250,686ELLEN C 140 H (LEF)98.529473.8970009,812,789007,251,362ELLEN C 141 H (LEF)98.529473.8970009,811,873007,250,685ELLEN C 142 H (LEF)98.529473.8970009,812,790007,251,363ELLEN C 143 H (LEF)98.529473.8970009,797,672007,240,191ELLEN C 144 H (LEF)98.529473.8970009,820,944007,257,389ELLEN C 145 H (LEF)98.529473.8970009,824,844007,260,271ELLEN C 146 H (LEF)98.529473.8970008,869,768006,554,498ELLEN C 147 H (LEF)78.796159.0970008,869,613005,241,683ELLEN C 107 H (LEF)98.529473.89700012,281,932009,075,987

27These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDKIMMERIDGEDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseST OF TX HILL RANCH 02H259,31425,513200,913019,11813,77017,964ST OF TX HILL RANCH 03H1,136,066111,772681,462019,118323,714194,526ST OF TX HILL RANCH 04H2,818,080277,2581,295,411019,1181,226,293583,364TOTAL DEVELOPED PRODUCING875,657,48069,552,172361,914,60004,018,148440,172,560276,233,247Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseDEVELOPED NON-PRODUCINGAIG 303 H (LAC)29,177,2831,663,1642,611,419025,00024,877,70016,297,760AIG 304 H (LAC)29,422,8401,677,3882,623,130025,00025,097,32216,434,271AIG 404 H (MAC)29,161,7171,683,6842,641,020025,00024,812,01316,049,569BFM A 102H1,532,768114,714801,884114,70619,118482,346364,756BFM-AIG B 105 H (LEF)19,644,4191,467,8766,839,515150,00025,00011,162,0286,726,608MINERALS G B 01H OLMOS RECOMP589,93558,042376,639191,17634,412-70,334-11,126NEEDMORE 439 H RE-ENTRY (MAC)16,399,2921,232,1205,623,756250,00025,0009,268,4165,965,986TOTAL DEVELOPED NON-PRODUCING125,928,2547,896,98821,517,363705,882178,53095,629,49161,827,824Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseUNDEVELOPEDAIG 103 H (LEF)26,146,6921,573,0508,016,7917,223,04425,0009,308,8073,925,699AIG 104 H (LEF)26,146,6921,563,4668,016,7917,224,12325,0009,317,3123,932,866AIG 105 H (LEF)26,146,6921,757,3748,015,4418,852,74625,0007,496,1311,454,796AIG 106 H (LEF)26,146,6731,923,1398,014,9048,852,29825,0007,331,3321,329,348AIG 107 H (LEF)20,730,3161,473,0666,643,7737,863,43225,0004,725,045480,684AIG 108 H (LEF)20,730,5161,472,3716,641,3257,863,43225,0004,728,388479,315AIG 301 H (LAC)24,156,4331,372,8782,363,0518,714,58825,00011,680,9163,664,412AIG 302 H (LAC)24,156,4331,372,8782,363,0518,714,58825,00011,680,9163,664,412AIG 305 H (LAC)24,156,4331,372,8782,363,0518,714,58825,00011,680,9163,664,412AIG 306 H (LAC)24,196,2071,374,8262,363,5668,714,58825,00011,718,2273,689,174AIG 401 H (MAC)24,168,3831,692,8022,394,7959,622,38425,00010,433,4022,673,577AIG 402 H (MAC)24,168,3831,692,8022,394,7959,622,38425,00010,433,4022,673,577BERRY RANCH 104H (LEF)26,860,4001,535,9293,402,8785,950,42825,00015,946,1656,798,510BERRY RANCH 105H (LEF)26,860,4001,535,9293,402,8785,950,42825,00015,946,1656,798,510BFM 101 H (LEF)18,843,3651,366,7576,147,2997,436,65025,0003,867,659238,060BFM 106 H (LEF)22,215,9131,392,9557,033,7869,241,17425,0004,522,99859,853BFM 107 H (LEF)22,215,9131,433,9247,026,6119,764,11625,0003,966,262-465,492BFM 108 H (LEF)24,335,5141,669,4517,565,40410,198,43425,0004,877,225-116,286BFM 109 H (LEF)24,171,3451,705,9277,519,9238,530,23325,0006,390,2621,025,650BFM 110 H (LEF)21,591,8071,581,5946,869,5228,043,94725,0005,071,744562,836BFM 113 H (LEF)11,718,529930,5453,838,8824,664,64915,8892,268,56448,224BFM 114 H (LEF)16,763,3721,068,5415,594,3986,900,76025,0003,174,67379,839BFM 115 H (LEF)13,368,7441,018,3344,569,9385,769,94622,7001,987,826-183,462BOB PECK 102 H (LEF)7,310,812534,2472,475,5013,790,14511,789499,130-379,404BOB PECK 103 H (LEF)7,307,453533,8852,475,0613,792,17611,809494,522-374,766BOB PECK 104 H (LEF)7,319,851509,4932,477,7883,794,49711,829526,244-373,058ELLEN C 109 H (LEF)22,582,8711,438,4687,105,4939,243,38024,6324,770,898118,242ELLEN C 112 H (LEF)21,791,9201,394,8366,893,4499,242,81024,6324,236,193-96,154ELLEN C 113 H (LEF)21,789,6341,394,6816,892,8129,242,52424,6324,234,985-96,543ELLEN C 114 H (LEF)21,789,6341,394,6816,892,8129,242,52424,6324,234,985-96,543ELLEN C 115 H (LEF)21,786,7551,394,9536,893,3809,242,23824,6324,231,552-96,909ELLEN C 116 H (LEF)21,789,0411,395,1086,894,0189,242,52424,6324,232,759-96,524ELLEN C 117 H (LEF)21,789,0251,487,2806,899,5359,242,23824,6324,135,340-145,646ELLEN C 118 H (LEF)21,789,0251,487,2806,899,5359,241,66724,6324,135,911-145,295ELLEN C 119 H (LEF)21,789,0221,398,8546,903,0069,241,09524,6324,221,435-103,868ELLEN C 122 H (LEF)21,772,0901,394,7576,891,3759,240,23624,6324,221,090-99,599ELLEN C 123 H (LEF)21,769,8051,394,9126,891,6399,239,94924,6324,218,673-102,012ELLEN C 124 H (LEF)21,769,8041,393,8256,889,0729,239,94924,6324,222,326-99,826ELLEN C 131 H (LEF)18,046,8411,146,7095,919,5609,239,94924,6321,715,991-1,347,701ELLEN C 132 H (LEF)18,041,1551,222,2875,916,6049,239,08924,6321,638,543-1,206,754ELLEN C 133 H (LEF)18,028,1001,223,7845,920,0129,237,07924,6321,622,593-1,217,327ELLEN C 134 H (LEF)18,015,0461,222,8595,916,4979,235,06224,6321,615,996-1,219,575ELLEN C 135 H (LEF)18,015,0441,147,6505,916,4389,232,75224,6321,693,572-1,002,689ELLEN C 136 H (LEF)18,015,0441,148,6175,916,4389,230,72424,6321,694,633-1,001,978ELLEN C 137 H (LEF)17,972,5131,272,4515,904,0449,228,40124,6321,542,985-1,268,643ELLEN C 138 H (LEF)18,037,2831,221,4385,913,7689,238,51624,6321,638,929-1,198,266ELLEN C 139 H (LEF)18,041,1561,222,9765,918,2099,239,08924,6321,636,250-1,186,046ELLEN C 140 H (LEF)18,042,8401,223,0915,918,5519,239,37624,6321,637,190-1,185,731ELLEN C 141 H (LEF)18,041,1551,221,7155,914,9039,239,08924,6321,640,816-1,197,627ELLEN C 142 H (LEF)18,042,8431,223,0915,918,5519,239,37624,6321,637,193-1,185,731ELLEN C 143 H (LEF)18,015,0441,143,2795,907,6439,240,23624,6321,699,254-991,776ELLEN C 144 H (LEF)18,057,8341,223,1825,922,5609,241,66724,6321,645,793-1,163,518ELLEN C 145 H (LEF)18,065,0071,223,6835,924,3619,242,81024,6321,649,521-1,162,295ELLEN C 146 H (LEF)16,308,9011,172,7105,456,3778,922,95824,632732,224-1,313,225ELLEN C 147 H (LEF)13,042,355849,4414,363,7047,135,88319,699673,628-1,022,397ELLEN C 107 H (LEF)22,582,8701,434,3707,094,9759,243,66624,6324,785,227123,292

28These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDKIMMERIDGEUNDEVELOPED (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseELLEN C 108 H (LEF)98.5294InitialWorkingInterest(%)SEC PRICESENSITIVITY73.8970InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY0012,281,932009,075,987ELLEN C 404 H (MAC)98.529473.89700015,633,1190011,552,415ELLEN C 405 H (MAC)98.529473.89700015,622,9330011,544,888ELLEN C 406 H (MAC)100.000075.00000015,622,9330011,717,200HILL RANCH 101 H (LEF)72.984355.46810015,445,930008,567,571HILL RANCH 102 H (LEF)70.588253.64700015,311,742008,214,299HILL RANCH 103 H (LEF)72.999154.74930015,499,381008,485,810HILL RANCH 105 H (LEF)76.470558.1171009,344,400005,430,702HILL RANCH 107 H (LEF)76.470557.3529008,509,323004,880,347HUISACHE E 111 H (LEF)100.000075.0000007,227,434005,420,575HUISACHE E 113 H (LEF)100.000075.0000009,629,100007,221,825HUISACHE E 113A H (LEF)100.000075.0000009,612,925007,209,693HUISACHE W 118 H (LEF)100.000075.00000011,403,494008,552,620HUISACHE W 119 (LEF)100.000075.00000011,463,535008,597,651HUISACHE W 122 H (LEF)100.000075.00000012,505,539009,379,154HUISACHE W 123 H (LEF)100.000075.00000014,511,7600010,883,820HUISACHE W 124 H (LEF)100.000075.00000014,430,7820010,823,086HUISACHE W 125 H (LEF)100.000075.00000014,435,5460010,826,659HUISACHE W 126 H (LEF)100.000075.00000011,246,086008,434,564HUISACHE W 127 H (LEF)100.000075.0000006,785,567005,089,176NEEDMORE 105 H (LEF)100.000075.0000007,187,367005,390,525NEEDMORE 107 H (LEF)100.000075.0000007,187,373005,390,530NEEDMORE 108 H (LEF)100.000075.0000007,188,395005,391,296NEEDMORE 109 H (LEF)100.000075.0000007,188,395005,391,296NEEDMORE 110 H (LEF)100.000075.0000007,190,316005,392,737NEEDMORE 111 H (LEF)100.000075.0000007,192,356005,394,267NEEDMORE 112 H (LEF)100.000075.0000007,246,893005,435,170NEEDMORE 113 H (LEF)100.000075.0000008,590,971006,443,228NEEDMORE 114 H (LEF)100.000075.0000008,644,082006,483,062NEEDMORE 115 H (LEF)100.000075.0000008,614,393006,460,795NEEDMORE 116 H (LEF)100.000075.0000008,626,502006,469,877NEEDMORE 117 H (LEF)100.000075.0000008,639,503006,479,627NEEDMORE 123 H (LEF)100.000075.0000007,922,614005,941,961NEEDMORE 124 H (LEF)100.000075.0000007,938,114005,953,585NEEDMORE 130 H (LEF)100.000075.0000008,312,354006,234,265NEEDMORE 132 H (LEF)100.000075.0000007,819,807005,864,855NEEDMORE 133 H (LEF)100.000075.0000007,819,786005,864,839NEEDMORE 134 H (LEF)100.000075.0000007,814,524005,860,893NEEDMORE 135 H (LEF)100.000075.0000007,810,860005,858,145NEEDMORE 137 H (LEF)100.000075.0000007,848,444005,886,333NEEDMORE 140 H(LEF)100.000075.0000007,786,986005,840,239NEEDMORE 141 H (LEF)100.000075.0000007,783,324005,837,493NEEDMORE 142 H (LEF)100.000075.0000007,778,841005,834,131NEEDMORE 143 H (LEF)81.124160.8431007,726,639004,701,128NEEDMORE 144 H (LEF)71.608053.7060007,722,979004,147,707NEEDMORE 147 H (LEF)65.277048.9577007,759,585003,798,922NEEDMORE 148 H (LEF)65.269548.9521007,755,923003,796,691NEEDMORE 151 H (LEF)40.218330.1637007,686,372002,318,496NEEDMORE 416 H (MAC)100.000075.0000009,717,187007,287,891NEEDMORE 417 H (MAC)100.000075.0000009,716,906007,287,679NEEDMORE 436 H (MAC)100.000075.0000009,716,906007,287,679NEEDMORE 437 H (MAC)100.000075.0000009,714,094007,285,570NEEDMORE 440 H (MAC)100.000075.0000009,721,903007,291,427NEEDMORE 442 H (MAC)100.000075.0000009,709,893007,282,420NEEDMORE-SCIBIENSKI 402 H (MAC)100.000075.0000009,717,187007,287,891NEEDMORE-SCIBIENSKI 403 H (MAC)100.000075.0000009,721,903007,291,427PUIG AREA (LEF) B10244.509133.3818008,795,017002,935,941PUIG AREA (LEF) B10350.092537.5693008,807,138003,308,789PUIG AREA (LEF) B10473.421955.0664008,818,203004,855,871PUIG AREA (LEF) B10567.364150.5231008,830,334004,461,360PUIG AREA (LEF) B10644.231733.1738008,841,412002,933,033PUIG AREA (LEF) B10733.662325.2467008,858,468002,236,478PUIG AREA (LEF) B10854.651640.9887008,871,674003,636,387PUIG AREA (LEF) B10973.421955.0664008,885,733004,893,057PUIG AREA (LEF) B11073.421954.3322008,880,924004,825,204PUIG AREA (LEF) B11173.421955.0664008,898,618004,900,152PUIG AREA (LEF) B11273.421955.0664008,915,003004,909,175PUIG AREA (LEF) B11373.421955.0664008,933,134004,919,159PUIG AREA (LEF) B11473.421955.0664008,967,897004,938,302PUIG AREA (LEF) B11570.768053.0760008,967,912004,759,812PUIG AREA (LEF) B11667.774050.1528008,977,019004,502,229

29These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDKIMMERIDGEUNDEVELOPED (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseELLEN C 108 H (LEF)22,582,8701,435,0237,096,9969,243,38024,6324,782,839124,273ELLEN C 404 H (MAC)28,892,1282,105,1512,606,9636,013,01924,63218,142,3639,367,497ELLEN C 405 H (MAC)28,873,3042,103,7692,606,1016,122,26724,63218,016,5359,249,956ELLEN C 406 H (MAC)29,304,2492,135,1692,644,9986,243,36125,00018,255,7219,358,748HILL RANCH 101 H (LEF)21,317,8291,400,4626,346,7846,713,81318,2466,838,5241,584,147HILL RANCH 102 H (LEF)20,438,8191,340,2506,095,1536,476,02717,6476,509,7421,492,015HILL RANCH 103 H (LEF)21,114,3931,576,0526,351,9086,725,14818,2506,443,0351,362,725HILL RANCH 105 H (LEF)13,512,6731,018,3084,430,7955,416,21319,1182,628,23975,109HILL RANCH 107 H (LEF)12,143,280943,5324,090,6645,107,43319,1181,982,533-112,626HUISACHE E 111 H (LEF)13,487,4751,043,9254,685,7165,989,46225,0001,743,372-336,328HUISACHE E 113 H (LEF)17,969,3451,317,9105,918,8399,308,06425,0001,399,532-1,855,874HUISACHE E 113A H (LEF)17,939,1591,260,6615,911,8667,216,80025,0003,524,832130,451HUISACHE W 118 H (LEF)21,280,6301,502,0676,790,1209,241,17425,0003,722,269-426,930HUISACHE W 119 (LEF)21,392,6761,476,2496,819,1339,241,17425,0003,831,120-357,406HUISACHE W 122 H (LEF)23,337,2121,547,7867,307,37811,025,40425,0003,431,644-1,299,671HUISACHE W 123 H (LEF)27,081,1211,807,5478,245,71910,993,62625,0006,009,229255,123HUISACHE W 124 H (LEF)26,930,0031,797,1658,208,46011,223,76425,0005,675,614-29,737HUISACHE W 125 H (LEF)26,938,8942,244,4648,210,4548,961,88625,0007,497,0901,333,863HUISACHE W 126 H (LEF)20,986,8831,461,0026,707,5237,918,21525,0004,875,143533,224HUISACHE W 127 H (LEF)12,662,887892,4244,443,3385,721,13825,0001,580,987-316,197NEEDMORE 105 H (LEF)13,412,7041,000,8284,149,2588,204,27625,00033,342-1,154,864NEEDMORE 107 H (LEF)13,412,7161,000,3654,147,5888,207,21425,00032,549-1,177,164NEEDMORE 108 H (LEF)13,414,6231,000,5134,148,0658,207,80125,00033,244-1,177,060NEEDMORE 109 H (LEF)13,414,6241,000,7114,148,9438,207,80125,00032,169-1,166,565NEEDMORE 110 H (LEF)13,418,2081,001,4494,151,3148,208,97625,00031,469-1,174,745NEEDMORE 111 H (LEF)13,422,0151,000,0654,151,4358,210,15025,00035,365-1,155,165NEEDMORE 112 H (LEF)13,523,789973,8684,176,9018,241,67625,000106,344-1,153,888NEEDMORE 113 H (LEF)16,032,0401,160,1294,766,5178,917,51525,0001,162,879-1,125,065NEEDMORE 114 H (LEF)16,131,1541,211,0054,791,2468,922,69625,0001,181,207-1,132,621NEEDMORE 115 H (LEF)16,075,7491,163,2304,775,6718,927,43125,0001,184,417-1,129,699NEEDMORE 116 H (LEF)16,098,3471,162,8484,788,7428,932,58225,0001,189,175-1,140,211NEEDMORE 117 H (LEF)16,122,6091,164,2144,792,9548,938,14325,0001,202,298-1,166,202NEEDMORE 123 H (LEF)14,784,7861,069,5154,482,3969,006,28125,000201,594-1,294,569NEEDMORE 124 H (LEF)14,813,7111,090,2074,489,1029,013,21725,000196,185-1,288,812NEEDMORE 130 H (LEF)15,512,0991,010,9314,651,5169,192,96025,000631,692-1,287,642NEEDMORE 132 H (LEF)14,592,933936,7134,437,0238,959,78025,000234,417-1,261,747NEEDMORE 133 H (LEF)14,592,8941,113,4464,434,8608,959,35925,00060,229-1,284,224NEEDMORE 134 H (LEF)14,583,0731,053,7404,432,3668,957,25025,000114,717-1,336,786NEEDMORE 135 H (LEF)14,576,2361,061,1794,430,7458,955,56125,000103,751-1,340,870NEEDMORE 137 H (LEF)14,646,3741,061,0644,451,1338,931,72525,000177,452-1,187,144NEEDMORE 140 H(LEF)14,531,6831,050,5224,422,0048,944,53725,00089,620-1,317,709NEEDMORE 141 H (LEF)14,524,8501,041,7514,416,8818,942,83525,00098,383-1,285,819NEEDMORE 142 H (LEF)14,516,4841,033,1734,412,3388,940,70425,000105,269-1,285,877NEEDMORE 143 H (LEF)11,697,346765,0973,566,0707,233,20520,281112,693-983,710NEEDMORE 144 H (LEF)10,320,325743,3583,141,8956,383,49117,90233,679-878,365NEEDMORE 147 H (LEF)9,452,477680,8692,874,3195,830,36816,31950,602-784,282NEEDMORE 148 H (LEF)9,446,928693,9162,872,9315,828,57616,31735,188-789,777NEEDMORE 151 H (LEF)5,768,883416,5241,760,7753,578,25010,0553,279-493,658NEEDMORE 416 H (MAC)18,226,7231,315,1382,096,4898,714,58825,0006,075,508506,690NEEDMORE 417 H (MAC)18,226,1941,262,7722,095,3198,714,58825,0006,128,515565,374NEEDMORE 436 H (MAC)18,226,1941,302,5072,092,0038,714,58825,0006,092,096534,349NEEDMORE 437 H (MAC)18,220,9191,311,0962,095,6228,714,58825,0006,074,613568,889NEEDMORE 440 H (MAC)18,235,5671,368,6042,099,2278,714,58825,0006,028,148466,972NEEDMORE 442 H (MAC)18,213,0411,378,0662,129,5738,714,58825,0005,965,814359,447NEEDMORE-SCIBIENSKI 402 H (MAC)18,226,7231,365,7182,096,1618,714,58825,0006,025,256471,813NEEDMORE-SCIBIENSKI 403 H (MAC)18,235,5671,366,8292,097,9308,714,58825,0006,031,220469,608PUIG AREA (LEF) B1027,305,209522,3122,447,7994,017,66011,127306,311-524,535PUIG AREA (LEF) B1038,232,928587,8882,755,2544,524,06812,523353,195-600,451PUIG AREA (LEF) B10412,082,378842,9324,046,6276,634,28618,355540,178-896,239PUIG AREA (LEF) B10511,100,757773,7623,714,3176,090,15116,841505,686-849,803PUIG AREA (LEF) B1067,297,974509,2452,442,9394,000,77411,058333,958-511,880PUIG AREA (LEF) B1075,564,805397,8571,861,5903,047,0458,416249,897-358,594PUIG AREA (LEF) B1089,048,057646,9303,026,2334,949,75913,663411,472-674,443PUIG AREA (LEF) B10912,174,905870,7534,071,7536,653,82118,355560,223-896,215PUIG AREA (LEF) B11012,006,072855,6924,050,8076,657,56918,355423,649-915,070PUIG AREA (LEF) B11112,192,559879,2044,077,8346,660,73018,355556,436-891,251PUIG AREA (LEF) B11212,215,009880,1534,084,0356,662,16318,355570,303-901,490PUIG AREA (LEF) B11312,239,852880,7904,086,8666,667,30618,355586,535-923,654PUIG AREA (LEF) B11412,287,484884,0814,101,3836,672,42218,355611,243-922,172PUIG AREA (LEF) B11511,843,365851,4733,950,9176,435,87817,692587,405-892,730PUIG AREA (LEF) B11611,202,446805,8863,775,8956,167,23616,944436,485-817,729

30These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDKIMMERIDGEUNDEVELOPED (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeasePUIG AREA (LEF) B11764.6102InitialWorkingInterest(%)SEC PRICESENSITIVITY48.4577InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY009,245,424004,480,121PUIG AREA (LEF) B11867.846050.8845009,245,401004,704,482PUIG AREA (LEF) B11973.421955.0664009,269,620005,104,450PUIG AREA (LEF) B12073.421955.0664009,296,878005,119,460PUIG AREA (LEF) B12173.421954.3322009,290,047005,047,490PUIG AREA (LEF) B12273.421954.3322009,046,172004,914,987PUIG AREA (LEF) B12373.421955.0664009,089,358005,005,186PUIG AREA (LEF) B12454.449240.8369009,101,351003,716,711PUIG AREA (LEF) B12567.774050.1528009,103,677004,565,751PUIG AREA (LEF) B12658.143543.6076009,135,575003,983,814PUIG AREA (LEF) B12744.302633.2269009,694,893003,221,318PUIG AREA (LEF) B12844.338133.2536009,713,020003,229,931PUIG AREA (LEF) B12944.371233.2784009,730,236003,238,071PUIG AREA (LEF) B13044.403233.3024009,747,300003,246,087PUIG AREA (LEF) B13157.495843.1218009,760,456004,208,894PUIG AREA (LEF) B13257.500643.1254009,768,455004,212,692PUIG AREA (LEF) B13357.513443.1351009,775,555004,216,696PUIG AREA (LEF) B13556.204742.1535009,183,934003,871,354PUIG AREA (LEF) C10943.083632.3127009,790,853003,163,690PUIG AREA (LEF) C11043.066532.2999009,790,848003,162,434PUIG AREA (LEF) C11144.023933.0179009,556,280003,155,287PUIG AREA B411 H (MAC)73.421954.33220011,304,988006,142,251PUIG AREA B412 H (MAC)73.421954.33220011,304,988006,142,251PUIG AREA B413 H (MAC)73.421954.33220011,305,216006,142,375PUIG AREA B414 H (MAC)73.421954.33220011,305,229006,142,382RAY RANCH 102H (LEF)100.000075.00000014,393,5700010,795,178RAY RANCH 103H (LEF)100.000075.00000014,393,5700010,795,178RAY RANCH 104H (LEF)100.000075.00000014,393,5700010,795,178RAY RANCH 105H (LEF)100.000075.00000014,393,5700010,795,178RAY RANCH 106H (LEF)100.000075.00000014,393,5700010,795,178RAY RANCH 107H (LEF)100.000075.00000014,393,5700010,795,178RAY-BERRY RANCH 102H (LEF)100.000075.00000014,393,4840010,795,113RETAMA 106 H (LEF)100.000075.0000009,270,818006,953,114RETAMA 111 H(LEF)100.000075.0000008,830,125006,622,594RETAMA 112 H(LEF)100.000075.0000008,834,871006,626,153RETAMA 113 H(LEF)100.000075.0000008,840,995006,630,747RETAMA 114 H (LEF)100.000075.0000008,840,995006,630,746RETAMA 121 H (LEF)100.000075.0000007,818,561005,863,920RETAMA 122 H (LEF)100.000075.0000007,818,561005,863,921RETAMA 123 H (LEF)100.000075.0000007,818,561005,863,921RETAMA RANCH 422 H (MAC)100.000075.00000010,372,092007,779,069RETAMA RANCH 423 H (MAC)100.000075.00000011,310,267008,482,700RETAMA RANCH 426 H (MAC)100.000075.00000011,310,267008,482,700RETAMA RANCH 427 H (MAC)100.000075.00000011,310,267008,482,700REUTHINGER 110 H (LEF)100.000075.00000010,604,433007,953,324REUTHINGER 111 H (LEF)100.000075.0000009,323,605006,992,704REUTHINGER 112 H (LEF)100.000075.0000009,325,911006,994,433REUTHINGER 113 H (LEF)100.000075.0000009,328,353006,996,265REUTHINGER 114 H (LEF)100.000075.0000009,330,798006,998,098REUTHINGER 115 H (LEF)100.000075.0000007,247,011005,435,258REUTHINGER 116 H (LEF)100.000075.0000007,247,010005,435,258REUTHINGER 117 H (LEF)100.000075.0000009,339,075007,004,307REUTHINGER 118 H (LEF)100.000075.0000009,343,962007,007,971REUTHINGER 119 H (LEF)100.000075.0000009,348,488007,011,366REUTHINGER 122 H (LEF)100.000075.0000009,363,103007,022,327REUTHINGER 123 H (LEF)100.000075.0000009,352,164007,014,123REUTHINGER 131 H (LEF)100.000075.0000009,354,685007,016,014REUTHINGER 132 H(LEF)100.000075.0000009,355,908007,016,931REUTHINGER 133 H (LEF)100.000075.0000009,358,352007,018,764REUTHINGER 136H (LEF)100.000075.0000009,358,333007,018,750REUTHINGER 137 H (LEF)100.000075.0000009,364,310007,023,232REUTHINGER 138 H (LEF)100.000075.0000009,363,038007,022,279REUTHINGER 139 H (LEF)100.000075.0000009,366,618007,024,964REUTHINGER 140 H(LEF)100.000075.0000009,377,481007,033,111REUTHINGER 141 H(LEF)100.000075.0000009,388,206007,041,155REUTHINGER 142 H(LEF)100.000075.0000009,399,072007,049,304REUTHINGER 143 H(LEF)100.000075.0000009,401,018007,050,764REUTHINGER 145 H (LEF)100.000075.0000007,801,374005,851,030REUTHINGER 146 H (LEF)100.000075.0000007,787,234005,840,426REUTHINGER 147 H (LEF)100.000075.0000007,774,195005,830,646REUTHINGER 148 H (LEF)100.000075.0000007,761,080005,820,810

31These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDKIMMERIDGEUNDEVELOPED (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeasePUIG AREA (LEF) B11711,147,438802,5613,699,8595,941,42916,153687,436-813,156PUIG AREA (LEF) B11811,705,693842,7533,885,1496,244,48516,962716,344-857,184PUIG AREA (LEF) B11912,700,893826,4784,210,6886,757,93718,355887,435-890,808PUIG AREA (LEF) B12012,738,241916,0184,222,1176,764,86518,355816,886-922,656PUIG AREA (LEF) B12112,559,164902,2784,205,2626,767,67118,355665,598-899,468PUIG AREA (LEF) B12212,229,470877,0744,112,6666,703,66418,355517,711-908,381PUIG AREA (LEF) B12312,453,905894,2774,147,3176,710,49818,355683,458-941,842PUIG AREA (LEF) B1249,247,919659,7103,076,3794,978,88013,612519,338-668,346PUIG AREA (LEF) B12511,360,502729,2783,814,3426,202,31216,944597,626-853,925PUIG AREA (LEF) B1269,912,526706,9593,295,6355,323,96614,536571,430-720,385PUIG AREA (LEF) B1278,015,282572,7332,636,3314,138,95511,076656,187-467,752PUIG AREA (LEF) B1288,036,715577,1172,643,3814,144,69611,085660,436-471,003PUIG AREA (LEF) B1298,056,969578,6072,649,1814,150,06111,093668,027-469,415PUIG AREA (LEF) B1308,076,914579,6392,654,8164,155,31011,101676,048-467,602PUIG AREA (LEF) B13110,472,570741,4023,437,2445,382,75914,374896,791-631,104PUIG AREA (LEF) B13210,482,021743,2953,443,7405,384,56814,375896,043-633,906PUIG AREA (LEF) B13310,491,982742,2513,442,5895,386,96114,378905,803-628,637PUIG AREA (LEF) B1359,632,704679,9143,198,2425,156,22914,051584,268-681,918PUIG AREA (LEF) C1097,871,892557,0892,584,2043,755,99510,771963,833-292,383PUIG AREA (LEF) C1107,868,769556,8682,583,1803,756,78310,767961,171-293,567PUIG AREA (LEF) C1117,850,986598,2702,590,8373,797,29311,006853,580-329,567PUIG AREA B411 H (MAC)15,361,5251,089,6511,655,8676,398,41818,3556,199,2341,181,760PUIG AREA B412 H (MAC)15,361,5251,129,1101,655,8676,398,41818,3556,159,7751,157,743PUIG AREA B413 H (MAC)15,361,8351,135,9581,658,5876,398,41818,3556,150,5171,132,839PUIG AREA B414 H (MAC)15,361,8521,239,7551,659,7626,398,41818,3556,045,5621,066,436RAY RANCH 102H (LEF)26,860,5611,534,0823,399,3949,820,02025,00012,082,0653,718,271RAY RANCH 103H (LEF)26,860,5611,534,0823,399,3949,820,02025,00012,082,0653,718,271RAY RANCH 104H (LEF)26,860,5611,530,3923,389,2079,820,02025,00012,095,9423,715,368RAY RANCH 105H (LEF)26,860,5611,530,3923,389,2079,820,02025,00012,095,9423,715,368RAY RANCH 106H (LEF)26,860,5611,530,3923,389,2079,820,02025,00012,095,9423,715,368RAY RANCH 107H (LEF)26,860,5611,532,6943,395,83411,441,93125,00010,465,1022,798,539RAY-BERRY RANCH 102H (LEF)26,860,4001,535,9293,402,8785,950,42825,00015,946,1656,798,510RETAMA 106 H (LEF)17,300,7371,188,6895,733,4728,498,67525,0001,854,901-604,478RETAMA 111 H(LEF)16,478,3381,132,3345,518,2818,300,34225,0001,502,381-942,788RETAMA 112 H(LEF)16,487,1941,133,1725,521,4728,302,61925,0001,504,931-957,776RETAMA 113 H(LEF)16,498,6241,133,9955,524,6658,305,46225,0001,509,502-956,649RETAMA 114 H (LEF)16,498,6231,117,7565,521,5108,307,73525,0001,526,622-949,985RETAMA 121 H (LEF)14,590,6071,070,8794,995,2628,325,29125,000174,175-1,283,707RETAMA 122 H (LEF)14,590,6071,069,4364,991,0968,173,82825,000331,247-1,986,674RETAMA 123 H (LEF)14,590,6071,082,3094,991,0968,173,82825,000318,374-1,999,088RETAMA RANCH 422 H (MAC)19,455,1411,201,8542,164,1389,221,08925,0006,843,060985,453RETAMA RANCH 423 H (MAC)21,214,8941,317,1032,268,0368,714,58825,0008,890,1671,831,203RETAMA RANCH 426 H (MAC)21,214,8941,394,9752,266,4428,714,58825,0008,813,8891,789,051RETAMA RANCH 427 H (MAC)21,214,8941,522,1892,266,9108,714,58825,0008,686,2071,737,971REUTHINGER 110 H (LEF)19,789,4621,541,5906,403,4178,520,80825,0003,298,647-348,474REUTHINGER 111 H (LEF)17,399,2451,350,6915,766,1928,521,85725,0001,735,505-959,877REUTHINGER 112 H (LEF)17,403,5481,243,3735,765,0628,522,90525,0001,847,208-891,940REUTHINGER 113 H (LEF)17,408,1071,243,7135,766,3378,523,95425,0001,849,103-891,441REUTHINGER 114 H (LEF)17,412,6681,243,8005,769,8078,525,00125,0001,849,060-897,745REUTHINGER 115 H (LEF)13,524,009955,3134,692,4527,445,98325,000405,261-971,114REUTHINGER 116 H (LEF)13,524,009955,2354,692,2907,445,98325,000405,501-1,127,306REUTHINGER 117 H (LEF)17,428,1161,146,8835,775,1908,528,66525,0001,952,378-813,093REUTHINGER 118 H (LEF)17,437,2341,149,3935,777,7418,530,75625,0001,954,344-813,113REUTHINGER 119 H (LEF)17,445,6811,141,7625,781,2148,532,84525,0001,964,860-801,294REUTHINGER 122 H (LEF)17,472,9541,248,2575,786,0248,539,10225,0001,874,571-868,956REUTHINGER 123 H (LEF)17,452,5401,246,4485,779,3178,534,41125,0001,867,364-878,555REUTHINGER 131 H (LEF)17,457,2461,246,4045,779,4548,535,45425,0001,870,934-885,399REUTHINGER 132 H(LEF)17,459,5291,247,2635,782,4098,535,97625,0001,868,881-870,439REUTHINGER 133 H (LEF)17,464,0881,246,6615,783,6908,537,01825,0001,871,719-869,429REUTHINGER 136H (LEF)17,464,0531,246,3625,782,5278,539,62325,0001,870,541-878,453REUTHINGER 137 H (LEF)17,475,2071,248,1775,789,1358,539,62325,0001,873,272-854,125REUTHINGER 138 H (LEF)17,472,8341,289,7825,780,0338,539,10225,0001,838,917-931,374REUTHINGER 139 H (LEF)17,479,5151,290,2005,781,6668,540,66425,0001,841,985-938,734REUTHINGER 140 H(LEF)17,499,7861,246,6745,787,8308,545,34325,0001,894,939-851,398REUTHINGER 141 H(LEF)17,519,8011,294,2485,795,1358,550,01425,0001,855,404-910,301REUTHINGER 142 H(LEF)17,540,0781,295,1705,799,2968,554,67525,0001,865,937-915,778REUTHINGER 143 H(LEF)17,543,7111,296,3935,800,2108,559,32725,0001,862,781-918,429REUTHINGER 145 H (LEF)14,558,533913,5194,985,4158,567,06125,00067,538-1,375,773REUTHINGER 146 H (LEF)14,532,147906,9584,977,9788,567,57525,00054,636-1,379,822REUTHINGER 147 H (LEF)14,507,815929,7824,970,3678,560,87625,00021,790-1,405,944REUTHINGER 148 H (LEF)14,483,339928,4294,964,4318,554,15725,00011,322-1,395,335

32These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDKIMMERIDGEUNDEVELOPED (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseREUTHINGER 149 H (LEF)100.0000InitialWorkingInterest(%)SEC PRICESENSITIVITY75.0000InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY007,761,067005,820,800REUTHINGER 150 H (LEF)100.000075.0000009,827,647007,370,735REUTHINGER 326 H (LAC)100.000075.00000012,899,690009,674,768REUTHINGER 328 H (LAC)100.000075.00000012,899,690009,674,768REUTHINGER 407 H (MAC)100.000075.00000012,890,527009,667,895REUTHINGER 408 H (MAC)100.000075.00000012,890,527009,667,895REUTHINGER 409 H (MAC)100.000075.00000012,890,659009,667,994REUTHINGER 410 H (MAC)100.000075.00000012,890,659009,667,994REUTHINGER 426 H (MAC)100.000075.00000012,899,690009,674,768REUTHINGER 427 H (MAC)100.000075.00000012,899,690009,674,768REUTHINGER 429 H (MAC)100.000075.00000012,899,690009,674,768REUTHINGER 430 H (MAC)100.000075.00000012,899,690009,674,768RYAN ISLAND 103H (LEF)100.000075.00000011,485,461008,614,096RYAN ISLAND 104H (LEF)100.000075.00000011,485,461008,614,096RYAN ISLAND 1H (LEF)100.000075.0000009,868,840007,401,630RYAN ISLAND 2H (LEF)100.000075.0000009,868,840007,401,630SCIBIENSKI 102 H (LEF)100.000075.0000007,823,411005,867,558SCIBIENSKI 104 H (LEF)100.000075.0000007,849,274005,886,955SCIBIENSKI 105 H (LEF)100.000075.0000007,862,988005,897,241SCIBIENSKI 106 H (LEF)100.000075.0000007,875,883005,906,912TOTAL UNDEVELOPED002,224,203,460001,517,560,212TOTAL KIMMERIDGE53,30602,796,442,33230,14601,914,258,324

33These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDKIMMERIDGEUNDEVELOPED (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseREUTHINGER 149 H (LEF)14,483,316928,9464,965,3888,549,49525,00014,487-1,380,246REUTHINGER 150 H (LEF)18,339,8641,189,0306,011,4579,379,60225,0001,734,775-1,022,907REUTHINGER 326 H (LAC)24,196,2071,938,6962,362,2478,714,58825,00011,155,6763,122,492REUTHINGER 328 H (LAC)24,196,2071,938,6962,362,2478,714,58825,00011,155,6763,122,492REUTHINGER 407 H (MAC)24,179,0191,946,6662,391,8418,714,58825,00011,100,9242,934,119REUTHINGER 408 H (MAC)24,179,0191,945,0262,388,6808,714,58825,00011,105,7252,928,763REUTHINGER 409 H (MAC)24,179,2661,920,5302,390,4938,714,58825,00011,128,6552,936,072REUTHINGER 410 H (MAC)24,179,2661,746,4342,393,3618,714,58825,00011,299,8833,079,510REUTHINGER 426 H (MAC)24,196,2071,735,9032,366,2008,714,58825,00011,354,5163,231,365REUTHINGER 427 H (MAC)24,196,2071,735,9032,366,2008,714,58825,00011,354,5163,231,365REUTHINGER 429 H (MAC)24,196,2071,735,9032,366,2138,714,58825,00011,354,5033,204,199REUTHINGER 430 H (MAC)24,196,2071,735,9032,366,2138,714,58825,00011,354,5033,204,199RYAN ISLAND 103H (LEF)21,433,5941,213,2243,139,1227,922,05225,0009,134,1962,504,358RYAN ISLAND 104H (LEF)21,433,5941,213,2243,139,1227,922,05225,0009,134,1962,504,358RYAN ISLAND 1H (LEF)18,416,7361,034,8472,967,3369,919,23125,0004,470,322-132,664RYAN ISLAND 2H (LEF)18,416,7361,034,8472,967,3369,707,24625,0004,682,30780,900SCIBIENSKI 102 H (LEF)14,599,6591,165,6164,435,7398,961,46525,00011,839-1,283,944SCIBIENSKI 104 H (LEF)14,647,9221,107,0844,450,0218,973,20925,00092,608-1,316,491SCIBIENSKI 105 H (LEF)14,673,5151,109,8774,456,0228,979,46425,000103,152-1,314,533SCIBIENSKI 106 H (LEF)14,697,5791,067,3714,460,9648,985,28025,000158,964-1,316,512TOTAL UNDEVELOPED3,779,892,946260,209,748988,432,5571,721,107,7494,919,420805,223,47233,298,885TOTAL KIMMERIDGE4,781,478,680337,658,9081,371,864,5201,721,813,6319,116,0981,341,025,523371,359,956

34These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYReserve ClassPropertiesReserve CategoryLeaseSummary by LeasePROVEDBBOGDEVELOPED PRODUCINGAPOLLO UNIT 1010H69.2617InitialWorkingInterest(%)SEC PRICESENSITIVITY52.6978InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY78,64266,823360,70741,44235,214190,085APOLLO UNIT 1012H69.261752.6884107,57641,891226,12656,68022,072119,142APOLLO UNIT 1015H90.142868.316966,05342,662230,28845,12529,145157,325Apollo Unit 1017H54.521641.250848,70124,450131,98220,09010,08654,444Apollo Unit 1018H54.521641.250867,84236,346196,19527,98614,99380,932APOLLO UNIT 101H54.521641.250883,09494,644510,88634,27739,042210,745APOLLO UNIT 103H75.487856.933843,97336,188195,34125,03520,603111,215APOLLO UNIT 105H90.142868.316951,40627,983151,05035,11919,117103,193APOLLO UNIT 11H69.261752.689468,1089,76852,72835,8865,14727,782APOLLO UNIT 13H69.261752.6879105,16612,61768,10555,4106,64835,883APOLLO UNIT 16H90.142868.316967,83120,006107,99346,34013,66873,777APOLLO UNIT 2H75.487856.933837,90113,93775,23321,5787,93542,833APOLLO UNIT 4H90.142868.316945,66512,03564,96331,1978,22244,381APOLLO UNIT 6H90.142868.316920,4518,28444,71613,9715,65930,549APOLLO UNIT 8H90.142868.316922,8215,29828,59715,5903,61919,537APOLLO UNIT 9H69.261752.697842,9907,63641,22122,6554,02421,722ATLAS 204H100.000075.00001,594001,19500ATLAS 2H100.000075.00004,5487193,8803,4115392,910ATLAS 3H100.000075.00005,2889565,1603,9667173,870ATLAS UNIT 101H100.000075.0000377191022831476AVERLY 101H100.000076.3168179,401109,503591,095136,91383,570451,105Averly 105H100.000076.3168151,38292,418498,868115,53070,531380,721Averly 108H29.849622.7735135,84391,012491,27930,93620,727111,882AVERLY 203H100.000076.316865,95212,74568,79550,3329,72652,502AVERLY 2H100.000076.316899,47814,28577,11175,91910,90258,849Averly 4H41.026031.3053167,26520,216109,12752,3636,32934,163Averly 6H35.315926.9550146,44320,209109,08739,4745,44729,404Averly 7H100.000076.316855,2325,97032,22942,1514,55624,596BAILEY UNIT #2H3.4337138,2631,1676,3024,74840216BAILEY UNIT #4H3.433770,9207444,0152,43526138Berdie Apollo A 1H5.09193.7796161,33043,893244,5316,0981,6599,242Berdie-Hoffmann-Apollo A 1H15.855711.8918252,26350,444281,02429,9995,99933,419Berdie-Moczygemba A 1H12.04229.0317229,07028,218157,20620,6892,54914,198Berdie-Moczygemba B 2H13.599810.1998205,04044,447247,61520,9144,53425,256Berdie-Moczygemba C 3H15.535611.651798,69721,870121,84111,5002,54814,197Berdie-Stoeltje A 1H3.13672.3525155,45833,193184,9183,6577814,350Boots 101H42.140031.2780143,40539,988284,84644,85412,50789,094Boots 102H42.140033.0510304,54562,486445,103100,65520,652147,111Boots 1H42.140031.2780183,52826,280187,19657,4048,22058,551Boots 2H42.140031.0765159,89941,619296,46649,69112,93492,132Boots 3H42.140031.0765134,65839,928284,41841,84712,40888,388Boots 4H42.140031.076545,08712,29687,58914,0113,82127,220CHALLENGER UNIT C 10H2.68662.014977,6559,15740,6341,565185819CHALLENGER UNIT C 11H2.68662.014920,6981,3525,99741727121CHALLENGER UNIT C 12H2.68662.014942,5113,08913,70985762276CHALLENGER UNIT C 1H2.68662.014940,1013,06713,61280862274CHALLENGER UNIT C 2H2.68662.0149261,32828,853128,0405,2665812,580CHALLENGER UNIT C 3H2.68662.014985,27717,96579,7201,7183621,606CHALLENGER UNIT C 4H2.68662.0149340,41891,933407,9616,8591,8528,220CHALLENGER UNIT C 5H2.68662.0149222,35557,496255,1474,4801,1595,141CHALLENGER UNIT C 6H2.68662.0149256,81038,093169,0405,1757683,406CHALLENGER UNIT C 9H2.68662.014969,5476,94930,8361,401140621CHALLENGER UNIT C AC 1H2.68662.0149263,676133,670593,1775,3132,69311,952CHALLENGER UNIT C AC 2H2.68662.0149154,38572,703322,6273,1111,4656,501CHALLENGER UNIT C AC 3H2.68662.0149146,55568,958306,0082,9531,3896,166Challenger Unit C B SA 1H1.34341.0075231,86251,131226,9002,3365152,286CONRAD UNIT 103H2.610212,2706,19833,458320162873Donnell-Whipple 1H100.000075.000039,221270,8241,958,68929,416203,1181,469,017Donnell-Whipple 2H100.000075.000099,511267,7281,936,29774,633200,7961,452,223Donnell-Whipple 3H100.000075.000092,754415,1573,002,54969,566311,3682,251,911DW SP3 AW 1H100.000075.0000269,9810559,200202,4860419,400G WIATREK #245.592233.8221000000GAWLIK UNIT #1H3.3750000000HOFFMANN-APOLLO A 1H1.62641.219888,22624,034133,8921,0762931,633HOFFMANN-APOLLO B 2H24.109218.0819264,48641,490231,14147,8247,50241,795HOFFMANN-APOLLO D 4H3.94322.9574149,24434,142190,2084,4141,0105,625MOCZYGEMBA J S 138.750029.308586,551100,751025,36729,5290MOCZYGEMBA R J NCT-2 550.000037.5000000000MZYK NORTH UNIT 1H24.133018.1000132,71415,264103,32724,0212,76318,702MZYK UNIT 2H24.133018.100096,96218,282123,75617,5503,30922,400MZYK UNIT 3H24.133018.100181,27426,776181,25614,7114,84732,807

35These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYReserve ClassPropertiesReserve CategoryLeaseSummary by LeasePROVEDBBOGDEVELOPED PRODUCINGAPOLLO UNIT 1010H4,811,604230,8341,901,315017,3152,662,1401,548,884APOLLO UNIT 1012H5,461,748325,1731,721,427017,3153,397,8331,964,798APOLLO UNIT 1015H4,844,706294,5271,970,305022,5362,557,3381,588,163Apollo Unit 1017H2,032,922115,910703,874013,6301,199,508945,443Apollo Unit 1018H2,872,366166,369974,445013,6301,717,9221,257,756APOLLO UNIT 101H4,404,944204,1601,793,577013,6302,393,5771,373,103APOLLO UNIT 103H2,877,954178,8151,382,545018,8721,297,722836,022APOLLO UNIT 105H3,617,469217,9841,545,605022,5361,831,3441,188,602APOLLO UNIT 11H3,079,392177,5091,111,746017,3151,772,8221,061,380APOLLO UNIT 13H4,699,048270,1981,373,214017,3153,038,3211,691,034APOLLO UNIT 16H4,277,627251,2401,683,186022,5362,320,6651,402,637APOLLO UNIT 2H2,059,262121,987988,936018,872929,467621,323APOLLO UNIT 4H2,837,758165,9241,248,153022,5361,401,145900,290APOLLO UNIT 6H1,355,67279,578781,878022,536471,680359,166APOLLO UNIT 8H1,397,16480,929781,460022,536512,239380,419APOLLO UNIT 9H1,977,285113,784811,725017,3151,034,461738,410ATLAS 204H95,2175,37074,523025,000-9,676-5,404ATLAS 2H294,82416,520225,759025,00027,54531,146ATLAS 3H346,70319,410261,695025,00040,59842,968ATLAS UNIT 101H23,1201,30121,041025,000-24,222-21,132AVERLY 101H14,490,715873,0723,962,217025,0009,630,4265,437,622Averly 105H12,228,086717,8543,419,530025,0008,065,7025,051,951Averly 108H3,353,316197,744991,37107,4622,156,7391,414,875AVERLY 203H4,426,611254,9771,533,039025,0002,613,5951,756,774AVERLY 2H6,515,264375,0051,952,335025,0004,162,9242,372,490Averly 4H4,442,675252,893956,670010,2573,222,8551,986,144Averly 6H3,378,115192,730778,59108,8292,397,9651,466,322Averly 7H3,553,170201,3901,244,060025,0002,082,7201,484,988BAILEY UNIT #2H379,90921,465000358,444166,138BAILEY UNIT #4H195,08211,024000184,05897,414Berdie Apollo A 1H557,57632,051128,44701,273395,805253,079Berdie-Hoffmann-Apollo A 1H2,649,415141,790538,41103,9641,965,2501,227,431Berdie-Moczygemba A 1H1,758,428125,981309,05403,0111,320,382820,553Berdie-Moczygemba B 2H1,862,276131,578360,52503,4001,366,773870,022Berdie-Moczygemba C 3H1,026,41472,470265,91803,884684,142498,051Berdie-Stoeltje A 1H325,14522,98371,6550784229,723153,296Boots 101H4,146,661319,5341,053,667010,5352,762,9251,913,554Boots 102H8,971,137639,0321,396,344010,5356,925,2264,890,473Boots 1H4,955,879373,0611,200,837010,5353,371,4462,067,077Boots 2H4,552,250322,2731,046,741010,5353,172,7012,301,742Boots 3H3,901,989275,166944,385010,5352,671,9032,012,140Boots 4H1,291,45791,304374,092010,535815,526710,582CHALLENGER UNIT C 10H131,3687,90157,044067265,75141,137CHALLENGER UNIT C 11H34,2162,03422,56306728,9477,485CHALLENGER UNIT C 12H70,5044,20839,391067226,23318,483CHALLENGER UNIT C 1H66,6203,99637,740067224,21217,404CHALLENGER UNIT C 2H440,65126,361101,8940672311,724160,580CHALLENGER UNIT C 3H150,0699,05361,332067279,01248,371CHALLENGER UNIT C 4H613,90737,302114,7840672461,149237,475CHALLENGER UNIT C 5H399,12024,26597,4140672276,769146,022CHALLENGER UNIT C 6H440,18026,456101,3380672311,714163,369CHALLENGER UNIT C 9H116,7336,99753,475067255,58935,462CHALLENGER UNIT C AC 1H521,36632,501108,1930672380,000195,711CHALLENGER UNIT C AC 2H301,18218,62284,4670672197,421112,325CHALLENGER UNIT C AC 3H285,86317,42681,0180672186,747110,351Challenger Unit C B SA 1H204,87112,21647,4530336144,86682,363CONRAD UNIT 103H32,4521,86800030,58425,169Donnell-Whipple 1H11,603,507473,6013,510,326025,0007,594,5804,592,715Donnell-Whipple 2H15,024,960667,8023,738,435025,00010,593,7236,050,408Donnell-Whipple 3H19,696,855867,2754,437,944025,00014,366,6367,950,195DW SP3 AW 1H16,275,297833,8923,434,468025,00011,981,9377,301,251G WIATREK #2000011,398-11,398-10,318GAWLIK UNIT #1H0000000HOFFMANN-APOLLO A 1H98,4265,16729,104040763,74845,129HOFFMANN-APOLLO B 2H4,134,489223,619735,57706,0273,169,2661,949,186HOFFMANN-APOLLO D 4H395,32620,98799,5840986273,769182,321MOCZYGEMBA J S 12,829,158172,0441,029,15109,6881,618,275580,374MOCZYGEMBA R J NCT-2 5000012,500-12,500-11,316MZYK NORTH UNIT 1H2,030,685110,221616,74806,0331,297,683696,163MZYK UNIT 2H1,531,73884,468524,07706,033917,160517,245MZYK UNIT 3H1,361,16577,132599,56706,033678,433400,966

36These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDBBOGDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseMZYK UNIT 4H24.1330InitialWorkingInterest(%)SEC PRICESENSITIVITY18.1000InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY203,18789,176603,65136,77716,141109,261MZYK UNIT 5H24.133018.1000129,28750,372340,97923,4019,11761,717MZYK UNIT 6H24.133018.100075,82013,99994,76013,7232,53417,152MZYK UNIT 7H24.133018.1000263,03441,971284,11247,6097,59751,424Otto-Whipple 1H100.000075.5018475165,7284,055,450359125,1273,061,940Otto-Whipple 2H100.000075.4628397124,8773,055,80530094,2352,305,997OTTO-WHIPPLE 3H100.000075.0000305,46999,409605,493229,10274,557454,120OTTO-WHIPPLE 4H100.000075.0000303,67488,352538,146227,75566,264403,609RJ Moczygemba 101H50.000037.500053,60064,486348,09320,10024,182130,535RJ Moczygemba 102H50.000037.500075,83340,082216,35928,43715,03181,135S. MCFARLAND-CHALLENGER C 1H1.34332.0149133,08714,94066,2972,6823011,336SOUTH TEXAS SYNDICATE 29 1H7.92067.64782,06432,868181,5121582,51413,882SOUTH TEXAS SYNDICATE 45 1H7.92067.64786,8677,91243,6945256053,342SP5 #1-16H100.000075.000017,2331,8569,66912,9251,3927,252SP5 #1-2H100.000075.0000000000SP5 #1-47H100.000075.000032,8088,33043,39124,6066,24832,543SP5 #2-47H100.000075.000011,1646,20032,2968,3734,65024,222SP5 2027H100.000075.0000253,788225,983917,627190,341169,487688,220SP5 3027H100.000075.0000260,707268,0371,088,394195,530201,028816,295SP5 AW A #1-27H97.814472.865642,88923,602122,93931,25117,19889,580SR ALTUVE 27H15.013511.260011,50523,544223,5231,2952,65125,169SR BREGMAN 2H16.295412.221541,51852,067494,3045,0746,36360,412STE 105H55.408741.002416,93512,09563,0006,9444,95925,831STE 205H55.408741.00243,4352,22511,5911,4099124,753STS #1-4H100.000075.0000000000STS #1-594.000070.50006820048100STS #1-3H100.000075.000012,0208,44343,9769,0156,33232,982STS #1-667 H100.000074.500010,4512,54313,2447,7861,8949,867STS 106H100.000075.0000000000STS 1-605H100.000075.0000000000STS 203H100.000075.000028,1706,39033,28521,1274,79324,964STS 206H100.000075.0000000000STS 2-605H100.000075.0000000000STS 2667H100.000075.000086,20714,22774,10664,65510,67055,579STS 306H100.000075.0000000000STS 3-605H100.000075.000014,5519,12147,51110,9136,84135,633STS 406H100.000075.0000000000STS 506H100.000075.0000000000STS 606H100.000075.0000000000STS AW A #1-17H100.000075.000017,13511,45059,64412,8518,58844,733STS AW B 4605H100.000075.0000115,546130,292529,06386,65997,719396,797STS AW C 5605H100.000075.000036,54467,719274,98027,40850,789206,235STS H South 1H20.000014.6000102,0021,216,2038,795,97514,892177,5661,284,212STS H South 2H20.000014.600087,9861,051,4427,604,37112,846153,5111,110,238STS H South 3H20.000014.60000241,4435,908,256035,251862,605STS I 1H0.84870.822982,811117,132646,8496819645,323STS SOUTH 10H100.000075.000021,228247,2431,788,14315,921185,4321,341,107STS SOUTH 11H100.000075.0000123,626222,5271,609,38892,720166,8951,207,041STS SOUTH 12H100.000075.000030,882235,1811,700,90423,162176,3861,275,678STS South 14H100.000075.0000155,970527,4633,814,783116,977395,5972,861,087STS South 16H100.000075.000056,111389,6742,818,24542,083292,2552,113,684STS South 17H100.000075.00002,865343,9128,415,7242,148257,9346,311,793STS South 18H100.000075.0000951383,6569,388,299713287,7427,041,224STS South 19H100.000075.0000272,095981,5287,098,731204,071736,1465,324,049STS SOUTH 1H100.000075.000041,605121,143876,14331,20390,857657,107STS South 20H100.000075.0000274,903992,6697,179,305206,177744,5025,384,479STS South 21H100.000075.0000260,100952,0136,885,263195,075714,0105,163,948STS South 22H100.000075.0000172,017825,0925,967,333129,013618,8194,475,500STS SOUTH 3H100.000075.0000022,669554,719017,002416,039STS SOUTH 6H100.000075.000072,794600,5514,343,37754,596450,4133,257,533STS SOUTH 9H100.000075.000016,274115,906838,27312,20586,930628,705TMK 102H42.140031.076580,61188,911633,33725,05127,630196,820TMK 103H37.910527.9575150,168140,7871,002,86741,98339,361280,377TMK 104H35.758126.3702278,796291,9902,079,92673,51976,998548,481TMK 105H42.140031.0765198,94139,731283,01661,82412,34787,952TMK 106H42.140031.0765327,11163,055449,160101,65519,595139,584TMK 10H42.140030.8260102,76817,525124,83431,6805,40238,481TMK 11H42.140031.0765110,84326,344187,65934,4468,18758,318TMK 3H42.140031.0765124,83919,551139,27138,7966,07643,281TMK 4H42.140031.076579,79810,20272,67324,7993,17022,584TMK 5H38.806628.6183201,58343,843312,30557,69012,54789,377

37These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDBBOGDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseMZYK UNIT 4H3,552,927205,119847,66206,0332,494,1131,224,670MZYK UNIT 5H2,217,748126,996657,52606,0331,427,193772,052MZYK UNIT 6H1,195,74565,887443,29106,033680,534419,064MZYK UNIT 7H4,103,789224,929873,82206,0332,999,0051,494,758Otto-Whipple 1H10,906,855439,2844,089,600025,0006,352,9713,772,389Otto-Whipple 2H8,216,467317,3073,247,188025,0004,626,9722,878,025OTTO-WHIPPLE 3H20,218,954951,5283,528,710025,00015,713,7169,601,673OTTO-WHIPPLE 4H19,858,433942,4543,332,698025,00015,558,2819,689,391RJ Moczygemba 101H2,638,303157,5331,127,868012,5001,340,402958,127RJ Moczygemba 102H2,909,965169,690970,834012,5001,756,9411,259,419S. MCFARLAND-CHALLENGER C 1H224,59113,38441,6560336169,21591,730SOUTH TEXAS SYNDICATE 29 1H83,5187,41149,87601,98024,25118,863SOUTH TEXAS SYNDICATE 45 1H55,5724,04037,24501,98012,30710,453SP5 #1-16H1,051,70555,244756,861025,000214,600179,843SP5 #1-2H000025,000-25,000-22,632SP5 #1-47H2,116,846114,3911,273,948025,000703,507503,375SP5 #2-47H800,77545,395617,292025,000113,088102,583SP5 2027H19,752,0501,013,4423,991,827025,00014,721,7818,333,023SP5 3027H21,062,4511,079,4364,075,137025,00015,882,8789,157,174SP5 AW A #1-27H2,983,741169,0231,604,934024,4541,185,330786,599SR ALTUVE 27H199,61711,265117,30203,75367,29755,491SR BREGMAN 2H632,53638,906271,05604,074318,500213,299STE 105H699,23039,219503,928013,852142,231116,253STE 205H138,8577,134122,474013,852-4,603-1,521STS #1-4H000025,000-25,000-22,632STS #1-537,4881,92331,103023,500-19,038-16,117STS #1-3H904,39052,269651,374025,000175,747154,444STS #1-667 H667,19135,985526,462025,00079,74475,119STS 106H000025,000-25,000-22,632STS 1-605H000025,000-25,000-22,632STS 203H1,799,37092,6991,077,500025,000604,171465,925STS 206H000025,000-25,000-22,632STS 2-605H000025,000-25,000-22,632STS 2667H5,379,218279,3832,139,023025,0002,935,8121,925,143STS 306H000025,000-25,000-22,632STS 3-605H1,068,57954,977741,009025,000247,593212,510STS 406H000025,000-25,000-22,632STS 506H000025,000-25,000-22,632STS 606H000025,000-25,000-22,632STS AW A #1-17H1,275,26973,390906,907025,000269,972217,979STS AW B 4605H9,582,141478,5942,540,184025,0006,538,3634,236,147STS AW C 5605H3,600,682169,4541,530,659025,0001,875,5691,412,065STS H South 1H9,299,373446,3181,786,86105,0007,061,1943,373,394STS H South 2H8,037,325377,5731,610,10305,0006,044,6492,969,468STS H South 3H3,064,761132,9031,045,73505,0001,881,1231,033,523STS I 1H77,2345,59217,686021253,74426,903STS SOUTH 10H9,740,148574,3083,275,020025,0005,865,8203,037,026STS SOUTH 11H14,882,464775,5973,591,851025,00010,490,0165,588,703STS SOUTH 12H9,890,480527,7623,210,210025,0006,127,5083,289,630STS South 14H27,256,0041,214,3405,357,150025,00020,659,51411,281,540STS South 16H16,676,775686,7164,274,405025,00011,690,6546,773,040STS South 17H22,593,298865,4856,828,083025,00014,874,7308,489,491STS South 18H25,072,645983,3767,410,381025,00016,653,8889,293,811STS South 19H49,657,7222,003,4777,892,966025,00039,736,27923,055,849STS SOUTH 1H6,598,281392,4392,427,534025,0003,753,3082,032,349STS South 20H50,204,9632,025,8157,954,267025,00040,199,88123,310,435STS South 21H47,941,3961,930,0857,718,390025,00038,267,92122,246,529STS South 22H38,424,7941,500,1936,972,205025,00029,927,39617,610,961STS SOUTH 3H1,478,15073,847976,960025,000402,343319,662STS SOUTH 6H24,901,0691,529,8435,741,474025,00017,604,7527,864,698STS SOUTH 9H4,936,076272,0112,136,050025,0002,503,0151,510,235TMK 102H3,246,377273,5631,183,212010,5351,779,0671,159,418TMK 103H5,127,590426,4711,407,02209,4783,284,6192,144,748TMK 104H9,342,996783,9992,073,76708,9406,476,2903,930,650TMK 105H5,494,984417,8851,018,039010,5354,048,5253,097,854TMK 106H9,003,368642,2451,361,197010,5356,989,3915,153,872TMK 10H2,774,033209,871782,182010,5351,771,4451,334,961TMK 11H3,120,544221,468865,856010,5352,022,6851,498,587TMK 3H3,372,851254,5281,028,903010,5352,078,8851,248,230TMK 4H2,123,799159,411797,045010,5351,156,808757,041TMK 5H5,173,749394,6661,219,66009,7023,549,7212,078,650

38These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDBBOGDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseTMK 6H35.6719InitialWorkingInterest(%)SEC PRICESENSITIVITY26.3066InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY181,30242,625303,62847,69411,21379,874TMK 7H35.502226.1815230,33251,024363,45560,30413,35995,158TMK 8H28.963721.3596279,89130,110214,48159,7846,43145,812TMK 9H42.140030.8260134,89928,816205,26341,5848,88363,275Whiteside A #1H47.560335.6702220,31765,219318,22078,58823,264113,510Whiteside B #2H47.048335.0584263,45676,800374,73192,36426,925131,375Whiteside C #3H46.045734.4564339,86782,266401,400117,10628,346138,308WIATREK 101H38.750028.934895,75890,943615,61227,70726,314178,126WIATREK 102H38.750028.915963,63059,851405,14318,39917,306117,151WIATREK 103H38.750028.931086,87276,442517,45525,13322,116149,705WIATREK 104H38.750028.8834128,055144,257976,50636,98741,666282,048WIATREK 105H38.750028.915493,282149,9951,015,34726,97343,372293,592WIATREK 106H38.750028.901388,765159,8631,082,15325,65446,203312,757WIATREK 107H38.753328.901359,95384,504572,02517,32724,423165,323WIATREK 108H38.753328.901396,489126,426855,80727,88736,539247,340WIATREK 109H38.753328.901383,51473,236495,75124,13721,166143,279WIATREK 10H38.750028.902947,4974,04927,40813,7281,1707,922WIATREK 110H38.753328.901338,99649,418334,52111,27014,28296,681WIATREK 11H38.753328.9029104,50817,118115,87930,2064,94833,492WIATREK 12H38.753328.902963,15615,054101,90418,2544,35129,453WIATREK 13H38.753328.902993,41112,80886,70026,9993,70225,059WIATREK 14H38.753328.902976,63613,68492,62922,1503,95526,773WIATREK 15H38.753328.9029103,17213,48191,25829,8203,89626,376WIATREK 16H38.753328.902975,02824,576166,36321,6857,10348,084WIATREK 17H38.753328.902946,55715,787106,86513,4564,56330,887WIATREK 18H38.753328.902924,53911,83780,1257,0933,42123,158WIATREK 1H38.750028.9313112,74744,901303,94232,61912,99087,934WIATREK 201H38.753328.901361,97028,319191,69817,9108,18555,403WIATREK 202H38.753328.901385,37236,528247,26824,67410,55771,464WIATREK 203H38.753328.901349,84318,325124,04714,4055,29635,851WIATREK 2H38.750028.9348141,39926,015176,10140,9147,52750,955WIATREK 3H38.750028.885199,22516,431111,22728,6614,74632,128WIATREK 4H38.750028.8798125,86611,90780,60336,3503,43923,278WIATREK 5H38.750028.9394112,80343,556294,84432,64512,60585,326WIATREK 6H38.750028.9320129,24331,043210,14037,3938,98160,798WIATREK 7H38.750028.9220162,78227,416185,58847,0807,92953,676WIATREK 8H38.750028.8927155,38029,332198,55744,8948,47557,369WIATREK 9H38.750028.9286103,45267,984460,20229,92719,667133,130WIATREK, P V #192.500069.37507,974005,53200TOTAL DEVELOPED PRODUCING18,343,25617,019,883136,893,9846,353,7898,722,44573,998,444Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseUNDEVELOPEDAPOLLO UNIT 1019H (A-3)99.552075.6269243,648109,987593,706184,26483,180449,002APOLLO UNIT 1020H (A-2)99.552075.6269290,429130,842706,281219,64298,952534,139APOLLO UNIT 1021H (A-1)99.552075.6269288,495130,855706,350218,18098,962534,191APOLLO UNIT 22H (L-7)99.552075.6269114,05652,947285,80486,25740,042216,145APOLLO UNIT 23H (L-8)99.552075.6269105,93148,831263,58880,11336,929199,343APOLLO UNIT 24H (L-9)99.552075.626997,94744,772241,67674,07433,859182,772APOLLO UNIT 25H (L-10)99.552075.626998,20046,017248,39574,26634,801187,854APOLLO UNIT 26H (L-6)99.552075.626995,65543,442234,49772,34132,854177,343APOLLO UNIT 27H (L-5)99.552075.626986,07838,585208,28265,09829,181157,517APOLLO UNIT A-554.521641.0597131,879117,716635,39654,14948,334260,892APOLLO UNIT L-154.521641.0597137,87753,699349,32356,61222,049143,431APOLLO UNIT L-254.521641.059767,98424,970162,43727,91410,25366,696APOLLO UNIT L-354.521641.059786,21232,457211,14135,39813,32786,694APOLLO UNIT L-454.521641.0597107,00441,003266,73243,93516,836109,520CHALLENGER UNIT C A-12.68662.0149660,224212,995945,18813,3034,29219,045CHALLENGER UNIT C A-22.68662.0149660,224212,995945,18813,3034,29219,045CHALLENGER UNIT C A-42.68662.0149660,224212,995945,18813,3034,29219,045CHALLENGER UNIT C A-52.68662.0149660,224212,995945,18813,3034,29219,045CHALLENGER UNIT C A-62.68662.0149660,224212,995945,18813,3034,29219,045CHALLENGER UNIT C A-72.68662.0149660,224212,995945,18813,3034,29219,045May Ryan ABC-Atlas SA 1H21.560116.1701470,16984,686571,52176,02713,69492,416May Ryan C-H Hedtke-Atlas SA 1H11.02058.2654280,18149,870336,55623,1584,12227,818MZYK NORTH UNIT 10H (L-5)100.000065.6250419,94759,772404,608275,59039,225265,524MZYK NORTH UNIT 11H (L-6)100.000065.6250389,61855,278374,189255,68736,276245,561MZYK NORTH UNIT 12H (L-7)100.000065.6250370,84452,498355,369243,36634,452233,211MZYK NORTH UNIT 13H (L-8)100.000065.6250325,36045,767309,807213,51830,035203,311MZYK NORTH UNIT 8H (L-3)100.000065.6250441,08562,906425,823289,46241,282279,446MZYK NORTH UNIT 9H (L-4)100.000065.6250431,50561,485416,208283,17540,350273,136STS EFC 1040.214330.1607158,6381,516,83610,970,25147,847457,4893,308,711STS EFC 1140.214330.1607158,6441,521,49211,003,92247,848458,8943,318,867

39These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDBBOGDEVELOPED PRODUCING (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseTMK 6H4,315,201330,1551,074,53608,9182,901,5921,730,927TMK 7H5,419,185413,6731,204,78008,8763,791,8562,263,812TMK 8H5,065,390378,720974,94007,2413,704,4892,132,027TMK 9H3,722,078283,740953,176010,5352,474,6271,794,208Whiteside A #1H6,797,782389,2401,650,847011,8904,745,8052,865,401Whiteside B #2H7,978,058456,9821,759,377011,7625,749,9373,393,282Whiteside C #3H9,957,535569,3471,904,319011,5117,472,3584,257,471WIATREK 101H3,204,255197,752890,60609,6882,106,2091,236,459WIATREK 102H2,121,549130,807765,32209,6881,215,732781,017WIATREK 103H2,841,181174,024831,61109,6881,825,8581,089,273WIATREK 104H4,521,115283,9491,082,27709,6883,145,2011,729,540WIATREK 105H3,781,051246,7241,023,84109,6882,500,7981,449,872WIATREK 106H3,780,758249,7821,008,44309,6882,512,8451,443,505WIATREK 107H2,300,761147,994709,47809,6881,433,601929,305WIATREK 108H3,599,740229,733914,95309,6882,445,3661,523,163WIATREK 109H2,725,840166,903736,07209,6881,813,1771,238,186WIATREK 10H1,145,28761,742508,74009,688565,117393,674WIATREK 110H1,436,75491,367526,52009,688809,179599,740WIATREK 11H2,608,415143,097806,77309,6881,648,857994,985WIATREK 12H1,627,05190,633604,10909,688922,621611,516WIATREK 13H2,304,608125,704735,49009,6881,433,726896,723WIATREK 14H1,924,942105,933675,40109,6881,133,920731,471WIATREK 15H2,538,260138,251789,70309,6881,600,618960,092WIATREK 16H2,004,978113,576674,65909,6881,207,055798,624WIATREK 17H1,249,93370,951501,85809,688667,436480,695WIATREK 18H696,68340,498348,87409,688297,623232,700WIATREK 1H3,101,838177,881915,20209,6881,999,0671,144,680WIATREK 201H1,742,333100,881635,59509,688996,169646,787WIATREK 202H2,373,541136,785754,65709,6881,472,411909,865WIATREK 203H1,353,42777,211506,45009,688760,078555,872WIATREK 2H3,563,879196,3461,083,33109,6882,274,5141,229,048WIATREK 3H2,476,954135,936787,85109,6881,543,479924,987WIATREK 4H3,045,248164,524920,25109,6881,950,7851,099,506WIATREK 5H3,089,532176,813944,12509,6881,958,9061,112,989WIATREK 6H3,335,509185,867955,68409,6882,184,2701,225,080WIATREK 7H4,073,697223,7011,059,43109,6882,780,8771,512,456WIATREK 8H3,918,581216,1031,086,27509,6882,606,5151,413,864WIATREK 9H3,134,655186,862888,19209,6882,049,9131,212,701WIATREK, P V #1440,17523,109292,790023,125101,15189,879TOTAL DEVELOPED PRODUCING915,885,07447,623,087232,825,09402,497,852632,939,041373,744,020Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseUNDEVELOPEDAPOLLO UNIT 1019H (A-3)18,245,9381,043,0863,641,0803,474,99924,88810,061,8857,417,628APOLLO UNIT 1020H (A-2)21,740,6561,244,8454,154,7544,048,41024,88812,267,7598,942,676APOLLO UNIT 1021H (A-1)21,624,6111,238,2464,149,1323,824,84924,88812,387,4969,085,023APOLLO UNIT 22H (L-7)8,588,606494,8112,461,0242,899,31824,8882,708,5651,447,572APOLLO UNIT 23H (L-8)7,965,642458,2792,331,6582,822,66824,8882,328,1491,203,212APOLLO UNIT 24H (L-9)7,352,971422,3472,200,4462,674,47924,8882,030,8111,035,703APOLLO UNIT 25H (L-10)7,408,580425,8272,188,4412,673,33324,8882,096,0911,078,207APOLLO UNIT 26H (L-6)7,171,736411,6822,167,2132,673,26824,8881,894,685939,988APOLLO UNIT 27H (L-5)6,437,279368,6182,002,2202,524,11024,8881,517,443711,770APOLLO UNIT A-56,386,487361,5571,742,2871,861,85813,6302,407,155936,560APOLLO UNIT L-15,512,769317,5901,511,8652,813,78213,630855,902-11,090APOLLO UNIT L-22,690,071152,760875,6961,593,72613,63054,259-108,446APOLLO UNIT L-33,426,127195,7391,059,9761,935,13913,630221,643-94,383APOLLO UNIT L-44,265,808244,7651,251,1142,304,46613,630451,833-68,749CHALLENGER UNIT C A-11,216,11671,191123,065187,765672833,423253,796CHALLENGER UNIT C A-21,216,11671,187123,048188,349672832,860251,959CHALLENGER UNIT C A-41,216,11671,191123,065187,808672833,380253,775CHALLENGER UNIT C A-51,216,11671,189123,049188,737672832,469249,442CHALLENGER UNIT C A-61,216,11671,187123,048183,725672837,484254,137CHALLENGER UNIT C A-71,216,11671,187123,048183,947672837,262254,033May Ryan ABC-Atlas SA 1H6,348,727361,2611,008,0281,924,7715,3903,049,277894,234May Ryan C-H Hedtke-Atlas SA 1H1,932,460109,834394,120729,0892,755696,662118,128MZYK NORTH UNIT 10H (L-5)23,578,0541,287,5174,575,7356,513,21325,00011,176,5896,492,364MZYK NORTH UNIT 11H (L-6)21,870,9201,194,1774,413,2906,194,47625,00010,043,9775,819,123MZYK NORTH UNIT 12H (L-7)20,814,1741,136,4004,309,9126,035,50025,0009,307,3625,365,340MZYK NORTH UNIT 13H (L-8)18,254,209996,4384,047,9675,512,98525,0007,671,8194,399,390MZYK NORTH UNIT 8H (L-3)24,767,9121,352,5754,686,2596,826,29225,00011,877,7866,869,889MZYK NORTH UNIT 9H (L-4)24,228,6461,323,0894,636,0516,669,37425,00011,575,1326,713,765STS EFC 1024,698,809881,3634,146,5333,776,80710,05415,884,0526,083,645STS EFC 1124,763,290883,1294,152,3883,780,57110,05415,937,1486,164,487

40These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPGrossGrossGrossNetNetNetOil and CondNGLSales GasOil and CondNGLSales GasReservesReservesReservesReservesReservesReserves(bbl)(bbl)(Mcf)(bbl)(bbl)(Mcf)SEC PRICESENSITIVITYPROVEDBBOGUNDEVELOPED (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseSTS EFC 1593.5000InitialWorkingInterest(%)SEC PRICESENSITIVITY70.1250InitialInitialWorkingRevenueInterestInterest(%)(%)SEC PRICESENSITIVITY145,7101,390,44010,056,111102,179975,0467,051,848STS EFC 1693.500070.1250161,9781,287,3579,310,579113,587902,7596,529,043STS EFC 1793.500070.1250161,9781,287,3579,310,579113,587902,7596,529,043STS EFC 2293.500070.125088,433841,0006,082,38462,014589,7514,265,272STS EFC 2393.500070.1250228,118655,3924,740,007159,968459,5943,323,930STS EFC 2693.500070.125092,500879,7686,362,76564,866616,9374,461,889STS EFC 27100.000075.0000227,652654,1234,730,830170,739490,5923,548,123STS EFC 3179.120059.3400137,6361,317,1219,525,84781,673781,5805,652,638STS EFC 3279.120059.3400137,6361,317,1339,525,92981,673781,5875,652,686STS EFD 3693.500070.12500161,3683,948,7680113,1592,769,074STS EFD 4493.500070.12500311,8057,630,0530218,6535,350,575STS EFD 4593.500070.12500287,2537,029,2390201,4364,929,254STS EFD 4793.500070.12500339,7938,314,9430238,2805,830,854STS EFD 4893.500070.12500326,1747,981,6690228,7295,597,145STS EFD 5193.500070.12500265,5896,499,1250186,2444,557,512STS EFD 5293.500070.12500289,5307,084,9690203,0334,968,334STS EFD 5493.500070.12500322,9037,901,6380226,4365,541,024STS EFD 5684.100063.35000322,4497,890,5270204,2724,998,649STS EFD 5784.100063.35000322,4037,889,3940204,2424,997,931STS EFD 6084.100063.35000322,6817,896,1860204,4185,002,234STS EFD 6193.500070.12500337,7378,264,6270236,8385,795,569STS EFD 6293.500070.12500154,1323,771,6960108,0852,644,902STS EFD 6393.500070.12500154,1323,771,6960108,0852,644,902STS EFD 65100.000075.00000136,5753,342,0740102,4312,506,556STS EFD 68100.000075.00000171,7624,203,1160128,8213,152,337STS EFD 73100.000075.00000233,8255,721,8290175,3694,291,372STS EFD 74100.000075.00000252,1116,169,3070189,0834,626,980STS OLMOS E - 1055.408741.0024124,71462,312263,73451,13625,550108,138STS OLMOS E - 455.408741.0024205,074121,745494,35784,08549,918202,698STS OLMOS E - 655.408741.0024237,734125,658510,25097,47751,523209,215STS OLMOS E - 7100.000075.0000230,749121,928495,102173,06191,446371,327STS OLMOS E - 855.408741.0024238,644156,119633,94097,85064,013259,931STS OLMOS E - 955.408741.0024129,25676,357323,17852,99831,308132,511STS OLMOS G - 1100.000075.0000355,927211,821860,122266,946158,866645,092STS OLMOS G - 2100.000075.0000293,466175,255711,642220,099131,441533,731STS OLMOS G - 3100.000075.0000258,463154,185626,086193,847115,639469,565STS OLMOS G - 6100.000075.0000303,921181,829738,334227,941136,371553,750STS OLMOS GW - 1100.000075.0000191,022113,266459,927143,26784,949344,945STS OLMOS P - 1100.000075.0000265,050173,290703,662198,787129,967527,746STS OLMOS PE - 180.055259.7935288,306188,391764,983172,389112,646457,411STS OLMOS PE - 295.887671.8646145,12695,656388,421104,29468,743279,138STS OLMOS PE - 384.145062.9118208,881136,862555,742131,41186,102349,628STS OLMOS PE - 478.133358.3282211,463138,527562,502123,34380,800328,098STS OLMOS PE - 560.229444.6778559,872365,2531,483,149250,139163,187662,640STS OLMOS PE - 662.588446.4764578,446377,3781,532,385268,841175,392712,198STS OLMOS PG - 2100.000075.0000390,935232,340943,440293,201174,255707,580STS OLMOS PG - 3100.000075.0000349,369207,979844,522262,027155,984633,391STS OLMOS S - 1100.000075.0000156,11295,190386,530117,08471,393289,898STS OLMOS S - 2100.000075.0000147,82182,187347,854110,86561,640260,890STS OLMOS SPG - 1100.000075.0000282,789169,012686,289212,091126,759514,717STS OLMOS SPG - 2100.000075.0000340,293202,663822,933255,219151,997617,200STS South 13H93.500070.1250206,317592,3754,284,250144,680415,4033,004,330STS South 15H93.500070.125094,540898,2016,496,08266,296629,8644,555,377TOTAL UNDEVELOPED17,534,66125,502,375247,828,2938,397,39915,104,505156,618,631TOTAL BBOG35,877,91742,522,258384,722,27714,751,18823,826,950230,617,075TOTAL PROVED35,931,22342,522,2583,181,164,60914,781,33423,826,9502,144,875,399GRAND TOTAL35,931,22342,522,2583,181,164,60914,781,33423,826,9502,144,875,399

41These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.DATA ON ESTIMATED REVENUE FROM PROVED RESERVESAS OF DECEMBER 31, 2023FROM CERTAIN PROPERTIES WITH INTERESTS ATTRIBUTABLE TOKIMMERIDGE TEXAS GAS, LLC AND BLACKBRUSH OIL & GAS, LPFuture GrossProduction &RevenueAd ValoremOperatingCapitalAbandonmentFuture NetPresent WorthTotalTaxesExpensesCostsCostsRevenueat 10 Percent($)($)($)($)($)($)($)SEC PRICESENSITIVITYPROVEDBBOGUNDEVELOPED (Cont.)Reserve ClassPropertiesReserve CategoryLeaseSummary by LeaseSTS EFC 1552,656,4021,877,4139,051,5829,397,83423,37532,306,19812,472,797STS EFC 1650,233,6731,813,4868,568,8469,081,84123,37530,746,12511,914,263STS EFC 1750,233,6731,814,0898,573,7419,081,84123,37530,740,62711,799,990STS EFC 2231,865,4491,116,2756,291,0416,397,51323,37518,037,2456,610,654STS EFC 2333,542,9521,369,0945,704,9268,109,89723,37518,335,6605,756,180STS EFC 2633,333,8341,168,6456,483,2606,595,60023,37519,062,9547,019,984STS EFC 2735,803,9251,460,9326,090,0908,664,33525,00019,563,5686,197,913STS EFC 3142,190,3531,501,2997,126,0519,137,31419,78024,405,90910,304,920STS EFC 3242,190,6941,501,3277,117,1559,137,31419,78024,415,11810,314,716STS EFD 369,838,275263,2663,827,6265,546,00423,375178,004-639,560STS EFD 4419,010,121567,3755,920,1468,189,55423,3754,309,671-110,961STS EFD 4517,513,205519,0605,563,5207,871,36423,3753,535,886-360,959STS EFD 4720,716,511623,0256,325,6898,495,26723,3755,249,155222,906STS EFD 4819,886,164596,0246,128,6418,353,96623,3754,784,15852,889STS EFD 5116,192,438474,8835,230,1627,552,11823,3752,911,900-538,212STS EFD 5217,652,054522,7925,590,9697,902,81023,3753,612,108-334,881STS EFD 5419,686,770589,7216,084,1408,317,94023,3754,671,59412,260STS EFD 5617,759,759533,4675,552,0459,762,68821,0251,890,534-2,138,112STS EFD 5717,757,210533,3435,564,9809,762,68821,0251,875,174-2,142,369STS EFD 6017,772,497534,0745,493,6439,762,68821,0251,961,067-2,088,230STS EFD 6120,591,148620,2886,309,6648,474,85623,3755,162,965184,202STS EFD 629,397,103250,0413,433,5435,337,73523,375352,409-828,070STS EFD 639,397,103250,0413,433,5435,337,73523,375352,409-828,070STS EFD 658,905,572229,3893,340,3525,242,40725,00068,424-859,404STS EFD 6811,199,977303,4454,291,2496,187,32525,000392,958-673,791STS EFD 7315,246,866439,6415,073,6547,506,54425,0002,202,027-806,026STS EFD 7416,439,253479,3225,377,9597,845,21025,0002,711,762-691,651STS OLMOS E - 104,737,992235,0181,160,7243,112,30513,852216,093-279,122STS OLMOS E - 48,010,157398,3371,655,0643,584,26113,8522,358,643265,539STS OLMOS E - 69,103,937454,6751,697,7263,796,47813,8523,141,206512,844STS OLMOS E - 716,162,398807,0443,026,3906,773,14725,0005,530,8171,059,158STS OLMOS E - 89,491,239471,8931,729,6123,356,66913,8523,919,2131,129,066STS OLMOS E - 95,049,830249,5041,217,8103,111,84013,852456,824-207,621STS OLMOS G - 125,441,0511,271,8873,975,6418,112,60625,00012,055,9174,191,437STS OLMOS G - 220,989,4461,047,7063,558,8857,423,95825,0008,933,8972,742,747STS OLMOS G - 318,482,369921,3093,441,1607,044,73925,0007,050,1611,175,669STS OLMOS G - 621,744,2991,085,5893,814,9327,537,05125,0009,281,7271,729,881STS OLMOS GW - 113,644,957678,2532,899,3826,314,46925,0003,727,853358,140STS OLMOS P - 119,279,717959,7173,333,5156,265,88325,0008,695,6023,051,460STS OLMOS PE - 116,717,629832,5922,779,4115,164,10920,0147,921,5032,856,956STS OLMOS PE - 210,131,091500,2202,260,4653,465,53023,9723,880,9041,269,897STS OLMOS PE - 312,750,428633,0162,447,3914,897,99721,0364,750,9881,326,921STS OLMOS PE - 411,967,146594,2842,292,2794,564,15619,5334,496,8941,261,373STS OLMOS PE - 524,249,9951,213,3693,060,0455,182,43915,05714,779,0856,475,453STS OLMOS PE - 626,063,2141,304,4343,253,6885,477,51715,64716,011,9287,069,263STS OLMOS PG - 227,936,5631,397,4884,191,8508,498,55225,00013,823,6734,976,103STS OLMOS PG - 324,973,5991,248,3483,933,6528,040,29325,00011,726,3064,053,663STS OLMOS S - 111,207,704555,1452,474,8905,909,18425,0002,243,4853,920STS OLMOS S - 210,452,483518,5012,369,8795,820,47525,0001,718,628-135,850STS OLMOS SPG - 120,228,6381,009,3273,477,3497,306,24025,0008,410,7222,518,017STS OLMOS SPG - 224,326,6431,215,8133,883,3307,940,23425,00011,262,2663,821,169STS South 13H30,325,0211,235,3275,351,6297,692,90323,37516,021,7874,897,609STS South 15H34,037,8081,194,1206,481,0366,686,86223,37519,652,4157,324,456TOTAL UNDEVELOPED1,441,889,51361,317,740306,161,464453,340,0991,655,706619,414,504216,224,704TOTAL BBOG2,357,774,587108,940,827538,986,558453,340,0994,153,5581,252,353,545589,968,724TOTAL PROVED7,139,253,267446,599,7351,910,851,0782,175,153,73013,269,6562,593,379,068961,328,680GRAND TOTAL7,139,253,267446,599,7351,910,851,0782,175,153,73013,269,6562,593,379,068961,328,680

42THIS PAGE LEFT BLANK INTENTIONALLY

Exhibit 5

March 28, 2024

Mr. Ben Dell
Managing Partner

Kimmeridge Energy Management Company, LLC
15 Little W 12th Street

New York, NY 10014

Dear Ben,

As noted in our proxy filed this morning, the Board of SilverBow has rejected your recent proposal as not delivering adequate value to all SilverBow shareholders. The information readily available to our independent advisors on KTG’s assets did not support your view of valuation.

That being said, we will continue to engage with Kimmeridge regarding a potential transaction. As a publicly listed company, SilverBow discloses a tremendous amount of relevant information. But you have not disclosed a comparable level of information about KTG, a fact noted by many of our shareholders. We believe that additional transparency on your part is necessary for SilverBow and its shareholders to effectively evaluate a potential transaction.

Accordingly, we request that you provide to us a similar level of disclosure on KTG assets and we have attached a data request list as an appendix to this letter. We will review this information expeditiously upon receipt and then revert to you on potential next steps.

On behalf of the entire SilverBow Board, we look forward to engaging further with you to continue to explore a potential transaction.

Thanks,

Sean C. Woolverton

Chief Executive Officer & Director
SilverBow Resources, Inc.

1

Appendix: Public Company Data Request List

•	2023 financial audit

•	Audited year end 3rd party reserve letter

•	Summary of current capital structure and liquidity, including:

o	Terms and conditions regarding any revolving credit facility commitment and borrowing base size

o	Detail on any preferred or other debt instruments

•	All debt documents – Similar details as SilverBow disclosure

•	2024 financial metrics (EBITDA, CAPEX, unlevered FCF)

•	1Q24 and full year 2024 production volumes

•	2024 cost estimates (differentials, LOE, GPT, production taxes, and G&A)

•	By area (Webb, STS, Southern LaSalle-McMullen, Eastern McMullen, Karnes):

o	Gross remaining locations

o	Average undeveloped WI/NRI

o	2024 & 2025 D&C by formation

•	2025+ rig cadence by year

•	Midstream abbreviated contract summary

•	Updated hedge summary

2